UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: August 31, 2018

Date of reporting period: February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2018 SEMI-ANNUAL REPORT

February 28, 2018

SIM HIGH YIELD OPPORTUNITIES FUND

SOUND POINT FLOATING RATE INCOME FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SiM HIGH YIELD OPPORTUNITIES FUND

Investments in high-yield securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks.

SOUND POINT FLOATING RATE INCOME FUND

Investments in high-yield securities, including loans, restricted securities and floating rate securities are subject to greater levels of credit, interest rate, market, and liquidity risks than investment-grade securities. In addition, loans are subject to the risk that the Fund may not be able to obtain the collateral securing the loan in a timely manner and the value of the collateral may not cover the amount owed on the loan.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	February 28, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals: Institutional wisdom + earned alpha = enduring value.

▶   We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶ We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶	We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

The markets and U.S. economy were robust during calendar year 2017. However, during periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

February 28, 2018 (Unaudited)

The Investor Class of the American Beacon SiM High Yield Opportunities Fund (the “Fund”) returned 2.62% for the six months ended February 28, 2018. The Fund outperformed the Bank of America Merrill Lynch U.S. High Yield Master II Index (the “Index”) return of 1.01% for the same period.

Total Returns for the Period ended February 28, 2018
	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (2/14/2011)
Institutional Class (1,2,4)	SHOIX	2.88%	4.77%	5.20%	5.48%	7.04%
Y Class (1,2,4)	SHOYX	2.87%	4.62%	5.18%	5.40%	6.93%
Investor Class (1,2,4)	SHYPX	2.62%	4.34%	4.87%	5.13%	6.62%
A without Sales Charge (1,2,4)	SHOAX	2.77%	4.34%	4.83%	5.05%	6.56%
A with Sales Charge (1,2,4)	SHOAX	-2.12%	-0.66%	3.16%	4.02%	5.83%
C without Sales Charge (1,2,4)	SHOCX	2.37%	3.56%	4.06%	4.27%	5.80%
C with Sales Charge (1,2,4)	SHOCX	1.37%	2.56%	4.06%	4.27%	5.80%

BofA Merrill Lynch U.S. High Yield Master II Index (3)		1.01%	4.12%	5.23%	5.35%	6.41%

*	Not Annualized.

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	A portion of the fees charged to the Institutional Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown. A portion of the fees charged to the Investor Class of the Fund was waived in 2011 and 2012 and partially recovered in 2013 and 2016. Performance prior to waiving fees was lower than actual returns shown in 2011 and 2012. A portion of the fees charged to the A and C Classes of the Fund was waived from 2011 through 2014 and partially recovered in 2015 and 2016. Performance prior to waiving fees was lower than the actual returns shown from 2011 through 2014. A portion of the fees charged to the Y Class of the Fund was waived from 2011 through 2013, partially recovered in 2015 and waived in 2016. Performance prior to waving fees was lower than actual returns shown from 2011 through 2013 and in 2016.

3.	The BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. dollar-denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below-investment-grade rating and an investment-grade rated country of risk. In addition, qualifying securities must have at least one-year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Defaulted securities and securities eligible for the dividends-received deduction are excluded from the Index. One cannot directly invest in an index.

4.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 0.85%, 0.90%, 1.14%, 1.21%, and 1.95%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

From a sector selection perspective, the Fund’s Energy, Service, and Finance sector holdings were the Fund’s top contributors to outperformance.

From a sector allocation standpoint, null weighting the Telecom sector added value to Fund performance. Conversely, an overweight to the Consumer sector detracted from relative returns.

From a credit quality selection perspective, the Fund’s relative performance was aided by security selection in the CCC, B, and BB-rated credit categories.

From a credit quality allocation standpoint, the Fund’s overweight to the CCC-rated and underweight to the BB-rated credit categories contributed positively to the Fund’s relative performance. In contrast, null weighting the CC-rated credit category detracted from the Fund’s returns.

American Beacon SiM High Yield Opportunities FundSM

Performance Overview

February 28, 2018 (Unaudited)

The sub-advisor’s investment process of identifying long-term secular themes and seeking out-of-favor sectors through bottom-up fundamental research remains in place.

Top Ten Holdings (% Net Assets)
MEG Energy Corp., 7.000%, Due 3/31/2024		2.1
California Resources Corp., 8.000%, Due 12/15/2022		2.0
Hellenic Republic Government Bond, 3.000%, Due 2/24/2023, Series PSI		1.9
Qorvo, Inc., 7.000%, Due 12/1/2025		1.7
MEDNAX, Inc., 5.250%, Due 12/1/2023		1.7
JBS USA LUX S.A. / JBS USA Finance, Inc., 5.875%, Due 7/15/2024		1.7
Gartner, Inc., 5.125%, Due 4/1/2025		1.6
Men’s Wearhouse, Inc., 7.000%, Due 7/1/2022		1.6
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, Due 12/1/2022		1.6
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, Due 6/15/2023		1.6

Total Fund Holdings	95

Sector Allocation (% Investments)
Consumer, Non-Cyclical		30.1
Industrial		17.0
Consumer, Cyclical		15.3
Energy		14.3
Technology		7.0
Communications		5.2
Basic Materials		3.2
Financials		2.6
Foreign Sovereign Obligations		2.5
Utilities		1.5
Consumer		1.0
Materials		0.2
Foreign Convertible Obligations		0.1
Consumer Staples		0.0

Country Allocation (% Fixed Income)
United States		68.9
Canada		13.8
Brazil		3.4
United Kingdom		2.7
Luxembourg		2.1
Greece		1.9
Argentina		1.5
Mexico		1.3
Cayman Islands		1.3
Monaco		1.2
Supranational		1.1
Netherlands		0.7
Spain		0.1

S&P credit ratings for long-term obligations (or issuers thereof) are AAA, AA, A, BBB, BB, B, CCC, CC, C, and D in decreasing order. For example, obligations rated AAA are judged to be of the highest quality, BBB to be of medium grade, CCC are judged to be speculative and obligations rated D are in default. Obligations rated in one of the four highest categories are considered to be investment grade while all other ratings are considered non-investment grade.

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

February 28, 2018 (Unaudited)

The Investor Class of the American Beacon Sound Point Floating Rate Income Fund (the “Fund”) returned 2.64% for the six months ended February 28, 2018. On a net of fees basis, the Fund underperformed the Credit Suisse Leveraged Loan Index (the “Index”) return of 2.86% for the same period. For further comparison, the Fund has returned 6.03% since inception, compared to the Index return of 4.51% for the same period.

Total Returns for the Period ended February 28, 2018
	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (12/3/2012)
Institutional Class (1,2,6)	SPFLX	2.75%	5.12%	5.72%	5.87%	6.19%
Y Class (1,2,3,6)	SPFYX	2.64%	4.96%	5.57%	5.77%	6.10%
Investor Class (1,2,3,6)	SPFPX	2.66%	4.90%	5.45%	5.70%	6.03%
A without Sales Charge (1,2,3,6)	SOUAX	2.57%	4.72%	5.35%	5.64%	5.97%
A with Sales Charge (1,2,3,6)	SOUAX	-0.04%	2.06%	4.47%	5.11%	5.45%
C without Sales Charge (1,2,3,6)	SOUCX	2.11%	3.86%	4.77%	5.29%	5.64%
C with Sales Charge (1,2,3,6)	SOUCX	1.11%	2.86%	4.77%	5.29%	5.64%
SP Class (1,2,4,6)	SPFRX	2.60%	4.86%	5.37%	5.65%	5.99%

Credit Suisse Leveraged Loan Index (5)		2.86%	4.39%	4.36%	4.28%	4.51%

*	Not annualized.

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 2.50%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	A portion of the fees charged to the Institutional Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown. A portion of fees charged to the Investor, Y, A, C, and SP Classes of the Fund was waived from Class inception through 2016 and partially recovered in 2017. Performance prior to waiving fees was lower than actual returns shown from inception through 2016.

3.	Fund performance represents the returns achieved by the Institutional Class from 12/3/12 up to 12/11/15, the inception date of the Y, Investor, A, and C Classes, and the returns of each Class since its inception. Expenses of the Institutional Class are lower than the other Classes. Therefore, total returns shown may be higher than they would have been had each Class been in existence since 12/3/12.

4.	Fund performance represents the returns achieved by the Institutional Class from 12/3/12 up to 5/31/14, the inception date of the SP Class, and the returns of the SP Class since its inception. Expenses of the Institutional Class are lower than the SP Class. Therefore, total returns shown may be higher than they would have been had the SP Class been in existence since 12/3/12.

5.	The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. One cannot directly invest in an index.

6.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, C, and SP Class shares were 0.86%, 0.95%, 1.11%, 1.26%, 2.01%, and 1.14%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s underweight position in the commodity-sensitive sectors, primarily Energy and Metals/Materials, was the main source of underperformance as those sectors outperformed despite bouts of volatility near the end of the period. The Fund has been underweight these sectors since late-2014 when commodity prices first started deteriorating. The Fund’s significant outperformance in 2014 and 2015 was due to that positioning. As the commodity markets have turned, however, the Fund’s relative performance has trailed that of the Index.

Conversely, the Fund’s continued underweight in Retail contributed positively to relative performance, as many companies face adverse secular trends and continue to lose market share to e-commerce (i.e. Amazon). The sub-advisor’s strategy seeks to avoid highly-leveraged, cyclical sectors (such as energy, mining, retail, and lodging) as they inevitably experience volatile corrections, as demonstrated in early February. Likewise, the strategy also avoided overly-hyped sectors as market valuations became unattractive.

American Beacon Sound Point Floating Rate Income FundSM

Performance Overview

February 28, 2018 (Unaudited)

Also during the six-month period ended February 28, 2018, the Fund’s total assets increased from $969 million to over $1.3 billion as investors were encouraged by the floating-rate nature of the Fund and its incremental yield. During this time, a significant amount of assets was invested in new holdings, and a portion was held in cash to help provide liquidity, if needed. These factors detracted slightly from returns as nearly all sectors of the bank loan market were positive during the period.

The sub-advisor continues to focus on uncovering opportunities with lower volatility and lower credit risk, and providing a high level of current income consistent with strong, risk-adjusted returns.

Top Ten Holdings (% Net Assets)
Avantor, Inc., 5.648%, Due 11/21/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)		1.1
McAfee, LLC, 6.148%, Due 9/30/2024, 2017 USD Term Loan B, (1 mo. LIBOR + 4.500%)		1.0
GrafTech Finance, Inc., 5.081%, Due 2/12/2025, 2018 Term Loan B		0.9
Securus Technologies Holdings, Inc., 6.148%, Due 11/1/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)		0.9
Intelsat Jackson Holdings S.A., 5.706%, Due 11/27/2023, 2017 Term Loan B3, (3 mo. LIBOR + 3.750%)		0.9
Brand Energy & Infrastructure Services, Inc., 5.996%, Due 6/21/2024, 2017 Term Loan, (3 mo. LIBOR + 4.250%)		0.9
Hyperion Insurance Group Ltd., 5.188%, Due 12/20/2024, 2017 Repriced Term Loan, (1 mo. LIBOR + 3.500%)		0.9
TKC Holdings, Inc., 6.030%, Due 2/1/2023, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)		0.9
Sinclair Television Group Inc., Due 12/12/2024, 2017 Term Loan B		0.9
FeeCo Holdings LP, Due 1/30/2025, 2018 1st Lien Term Loan		0.8

Total Fund Holdings	344

Sector Weightings (% Investments)
Manufacturing		20.6
Service		19.7
Consumer		16.3
Technology		9.5
Financials		8.4
Telecommunications		6.6
Health Care		5.0
Basic Materials		4.7
Energy		3.5
Transportation		2.7
Media		0.9
Utilities		0.9
Defense		0.8
Consumer, Cyclical		0.2
Industrials		0.1
Consumer, Non-Cyclical		0.1

American Beacon FundsSM

Expense Examples

February 28, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2017 through February 28, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

February 28, 2018 (Unaudited)

American Beacon SiM High Yield Opportunities Fund
	Beginning Account Value 9/1/2017	Ending Account Value 2/28/2018	Expenses Paid During Period 9/1/2017-2/28/2018*
Institutional Class
Actual	$1,000.00	$1,028.80	$4.23
Hypothetical**	$1,000.00	$1,020.60	$4.21
Y Class
Actual	$1,000.00	$1,028.70	$4.33
Hypothetical**	$1,000.00	$1,020.50	$4.31
Investor Class
Actual	$1,000.00	$1,026.30	$5.68
Hypothetical**	$1,000.00	$1,019.20	$5.66
A Class
Actual	$1,000.00	$1,027.70	$5.38
Hypothetical**	$1,000.00	$1,019.50	$5.36
C Class
Actual	$1,000.00	$1,023.70	$9.28
Hypothetical**	$1,000.00	$1,015.60	$9.25

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.86%, 1.13%, 1.07%, and 1.85% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Sound Point Floating Rate Income Fund
	Beginning Account Value 9/1/2017	Ending Account Value 2/28/2018	Expenses Paid During Period 9/1/2017-2/28/2018*
Institutional Class
Actual	$1,000.00	$1,027.50	$4.22
Hypothetical**	$1,000.00	$1,020.60	$4.21
Y Class
Actual	$1,000.00	$1,026.40	$4.32
Hypothetical**	$1,000.00	$1,020.50	$4.31
Investor Class
Actual	$1,000.00	$1,026.60	$5.13
Hypothetical**	$1,000.00	$1,019.70	$5.11
A Class
Actual	$1,000.00	$1,025.70	$5.98
Hypothetical**	$1,000.00	$1,018.90	$5.96
C Class
Actual	$1,000.00	$1,022.00	$9.58
Hypothetical**	$1,000.00	$1,015.30	$9.54
SP Class
Actual	$1,000.00	$1,026.00	$5.78
Hypothetical**	$1,000.00	$1,019.10	$5.76

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.84%, 0.86%, 1.02%, 1.19%, 1.91%, and 1.15% for the Institutional, Y, Investor, A, C, and SP Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 1.18%
Consumer Staples - 0.01%
Food & Staples Retailing - 0.01%
Nueva Pescanova, S.L.A	301,134	$183,692

Energy - 0.64%
Oil, Gas & Consumable Fuels - 0.64%
Cona Resources Ltd.	2,389,894	3,631,774
KNOT Offshore Partners LP, MLP	207,261	4,124,494

		7,756,268

Total Energy		7,756,268

Financials - 0.30%
Mortgage Real Estate Investment Trusts (REITs) - 0.30%
Annaly Capital Management, Inc.	359,000	3,600,770

Materials - 0.23%
Chemicals - 0.23%
CVR Partners LP, MLP	816,191	2,815,859

Total Common Stocks (Cost $20,154,670)		14,356,589

CONVERTIBLE PREFERRED STOCKS - 0.16% (Cost $3,758,766)
Energy - 0.16%
Oil, Gas & Consumable Fuels - 0.16%
Sanchez Energy Corp., Series B	108,200	1,937,581

PREFERRED STOCKS - 0.26% (Cost $3,117,500)
Energy - 0.26%
Oil, Gas & Consumable Fuels - 0.26%
Scorpio Tankers, Inc.	124,700	3,111,265

	Principal Amount*

BANK LOAN OBLIGATIONSB - 0.96% (Cost $11,392,181)
Consumer Discretionary - 0.96%
Gol LuxCo S.A., 6.500%, Due 8/31/2020, 1st Lien Term LoanC	$11,450,000	11,679,000

CORPORATE OBLIGATIONS - 58.46%
Basic Materials - 1.56%
CVR Partners LP / CVR Nitrogen Finance Corp., 9.250%, Due 6/15/2023D	17,915,000	18,989,900

Communications - 2.47%
Salem Media Group, Inc., 6.750%, Due 6/1/2024D	15,185,000	14,805,375
Univision Communications, Inc., 5.125%, Due 2/15/2025D	16,450,000	15,195,688

		30,001,063

Consumer, Cyclical - 7.80%
Caesars Resort Collection LLC / CRC Finco, Inc., 5.250%, Due 10/15/2025D	18,520,000	18,103,300
Carlson Travel, Inc., 9.500%, Due 12/15/2024D	11,095,000	10,678,937
Men’s Wearhouse, Inc., 7.000%, Due 7/1/2022	19,480,000	19,382,600
MGM Resorts International, 7.750%, Due 3/15/2022	11,255,000	12,549,325
Station Casinos LLC, 5.000%, Due 10/1/2025D	18,755,000	18,286,125
Titan International, Inc., 6.500%, Due 11/30/2023D	15,540,000	15,850,800

		94,851,087

Consumer, Non-Cyclical - 22.95%
Acadia Healthcare Co., Inc.,
5.125%, Due 7/1/2022	5,500,000	5,566,550
5.625%, Due 2/15/2023	12,143,000	12,458,111

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*	Fair Value

CORPORATE OBLIGATIONS - 58.46% (continued)
Consumer, Non-Cyclical - 22.95% (continued)
B&G Foods, Inc., 5.250%, Due 4/1/2025	$10,290,000	$9,904,125
DaVita, Inc., 5.000%, Due 5/1/2025	9,500,000	9,321,875
Envision Healthcare Corp., 5.125%, Due 7/1/2022D	11,750,000	11,838,125
Gartner, Inc., 5.125%, Due 4/1/2025D	19,210,000	19,690,250
Halyard Health, Inc., 6.250%, Due 10/15/2022	12,175,000	12,525,031
HCA, Inc.,
4.750%, Due 5/1/2023	12,479,000	12,697,383
4.500%, Due 2/15/2027	10,441,000	10,193,026
Hearthside Group Holdings LLC/Hearthside Finance Co., 6.500%, Due 5/1/2022D	15,547,000	15,663,603
Kindred Healthcare, Inc., 6.375%, Due 4/15/2022	16,509,000	16,715,362
LifePoint Health, Inc., 5.375%, Due 5/1/2024	17,000,000	16,617,500
MEDNAX, Inc., 5.250%, Due 12/1/2023D	19,950,000	20,423,812
Post Holdings, Inc., 5.000%, Due 8/15/2026D	17,221,000	16,359,950
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.250%, Due 5/15/2023D	11,792,000	12,838,540
Select Medical Corp., 6.375%, Due 6/1/2021	16,135,000	16,456,087
Service Corp. International, 4.625%, Due 12/15/2027	15,340,000	14,994,850
Simmons Foods, Inc., 5.750%, Due 11/1/2024D	18,280,000	17,320,300
Tenet Healthcare Corp., 4.500%, Due 4/1/2021	15,000,000	15,048,000
TreeHouse Foods, Inc., 6.000%, Due 2/15/2024D	12,444,000	12,677,325

		279,309,805

Energy - 7.27%
California Resources Corp., 8.000%, Due 12/15/2022D	31,220,000	24,741,850
CVR Refining LLC / Coffeyville Finance, Inc., 6.500%, Due 11/1/2022	12,375,000	12,668,906
Denbury Resources, Inc., 5.500%, Due 5/1/2022	19,221,000	14,800,170
Energen Corp., 7.125%, Due 2/15/2028	5,830,000	6,121,500
Murphy Oil Corp.,
6.875%, Due 8/15/2024	1,799,000	1,891,433
7.050%, Due 5/1/2029	6,150,000	6,580,500
5.875%, Due 12/1/2042	11,166,000	10,440,210
Sanchez Energy Corp., 6.125%, Due 1/15/2023	14,935,000	11,201,250

		88,445,819

Financial - 0.89%
MPT Operating Partnership LP / MPT Finance Corp., 5.000%, Due 10/15/2027	11,120,000	10,864,240

Industrial - 9.71%
AECOM, 5.875%, Due 10/15/2024	9,309,000	9,704,633
Airxcel, Inc., 8.500%, Due 2/15/2022D	8,352,000	8,696,520
Crown Americas LLC / Crown Americas Capital Corp. IV, 4.500%, Due 1/15/2023	15,325,000	15,478,250
Engility Corp., 8.875%, Due 9/1/2024	16,705,000	17,707,300
JPW Industries Holding Corp., 9.000%, Due 10/1/2024D	11,765,000	12,323,837
Kratos Defense & Security Solutions, Inc., 6.500%, Due 11/30/2025D	17,812,000	18,569,010
LSB Industries, Inc., 8.500%, Due 8/1/2019E J	18,027,000	17,981,932
MasTec, Inc., 4.875%, Due 3/15/2023	3,359,000	3,350,603
Multi-Color Corp., 4.875%, Due 11/1/2025D	14,930,000	14,332,800

		118,144,885

Technology - 5.81%
DynCorp International, Inc., 11.875%, Due 11/30/2020, PIK (1.50%)	15,676,879	16,382,339
Leidos, Inc.,
7.125%, Due 7/1/2032	10,336,000	11,447,120
5.500%, Due 7/1/2033	6,996,000	6,777,592
Microsemi Corp., 9.125%, Due 4/15/2023D	13,415,000	14,857,112
Qorvo, Inc., 7.000%, Due 12/1/2025	19,550,000	21,260,625

		70,724,788

Total Corporate Obligations (Cost $717,041,201)		711,331,587

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*		Fair Value

CONVERTIBLE OBLIGATIONS - 3.30%
Communications - 1.12%
Gogo, Inc., 3.750%, Due 3/1/2020		$15,710,000	$13,655,541

Consumer, Cyclical - 1.04%
Titan Machinery, Inc., 3.750%, Due 5/1/2019		12,755,000	12,606,455

Industrial - 1.14%
Scorpio Tankers, Inc., 2.375%, Due 7/1/2019D		15,336,000	13,917,527

Total Convertible Obligations (Cost $41,526,946)			40,179,523

FOREIGN CORPORATE OBLIGATIONS - 30.27%
Basic Materials - 1.57%
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA, 8.375%, Due 12/1/2022D		18,820,000	19,102,300

Communications - 1.42%
Virgin Media Finance PLC, 6.000%, Due 10/15/2024D		17,100,000	17,271,000

Consumer, Cyclical - 5.98%
Codere Finance 2 Luxembourg S.A., 7.625%, Due 11/1/2021D		12,750,000	12,806,355
Gol Finance, Inc., 7.000%, Due 1/31/2025D		14,935,000	14,710,975
Gol Linhas Aereas S.A., 10.750%, Due 2/12/2023A D		5,000,000	5,050,000
Ladbrokes Group Finance PLC, 5.125%, Due 9/8/2023F	GBP	9,700,000	14,342,846
Servicios Corporativos Javer S.A.B. de C.V., 9.875%, Due 4/6/2021D		7,673,000	7,845,643
Viking Cruises Ltd., 5.875%, Due 9/15/2027D		18,450,000	17,988,750

			72,744,569

Consumer, Non-Cyclical - 6.30%
Clearwater Seafoods, Inc., 6.875%, Due 5/1/2025D		17,920,000	17,651,200
IHS Markit Ltd., 5.000%, Due 11/1/2022D		14,819,000	15,337,665
JBS USA LUX S.A. / JBS USA Finance, Inc., 5.875%, Due 7/15/2024D		20,840,000	20,323,168
Minerva Luxembourg S.A., 6.500%, Due 9/20/2026D		13,525,000	13,423,562
Nueva Pescanova, S.L.,
3.000%, Due 5/23/2024, Tranche AA	EUR	430,439	371,176
1.000%, Due 5/23/2029, PIK (1.000%) Tranche BA G	EUR	624,121	288,061
1.000%, Due 5/23/2034, PIK (1.000%) Tranche CA G	EUR	300,667	27,629
Ritchie Bros Auctioneers, Inc., 5.375%, Due 1/15/2025D		9,172,000	9,275,644

			76,698,105

Energy - 5.54%
Athabasca Oil Corp., 9.875%, Due 2/24/2022D		18,722,000	18,722,000
Baytex Energy Corp.,
5.125%, Due 6/1/2021D		6,649,000	6,250,060
5.625%, Due 6/1/2024D		6,515,000	5,847,212
CES Energy Solutions Corp., 6.375%, Due 10/21/2024D	CAD	13,567,000	10,731,379
MEG Energy Corp., 7.000%, Due 3/31/2024D		30,283,000	25,816,257

			67,366,908

Financial - 1.30%
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.500%, Due 12/15/2022D		15,695,000	15,851,950

Industrial - 5.67%
ATS Automation Tooling Systems, Inc., 6.500%, Due 6/15/2023D		15,494,000	16,229,965
Eagle Bulk Shipco LLC, 8.250%, Due 11/28/2022		4,810,000	4,882,150
MPC Container Ships Invest B.V., 6.408%, Due 9/22/2022F G		8,000,000	7,940,000
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc., 8.125%, Due 11/15/2021D		15,235,000	12,454,613
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc., 11.250%, Due 8/15/2022D		12,315,000	12,484,331
Tervita Escrow Corp., 7.625%, Due 12/1/2021D		14,930,000	15,004,650

			68,995,709

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 30.27% (continued)
Technology - 1.02%
Sensata Technologies B.V., 4.875%, Due 10/15/2023D		$12,205,000	$12,388,075

Utilities - 1.47%
Stoneway Capital Corp., 10.000%, Due 3/1/2027D		16,225,000	17,908,344

Total Foreign Corporate Obligations (Cost $364,071,600)			368,326,960

FOREIGN SOVEREIGN OBLIGATIONS - 2.47%
Hellenic Republic Government Bond, 3.000%, Due 2/24/2023, Series PSIE F J	EUR	18,685,000	22,538,158
Mexican Bonos, 6.500%, Due 6/10/2021, Series M	MXN	147,500,000	7,583,821

Total Foreign Sovereign Obligations (Cost $26,484,863)			30,121,979

	Shares
SHORT-TERM INVESTMENTS - 1.52% (Cost $18,497,727)
Investment Companies - 1.52%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.31%H I		18,497,727	18,497,727

TOTAL INVESTMENTS - 98.58% (Cost $1,206,045,454)			1,199,542,211
OTHER ASSETS, NET OF LIABILITIES - 1.42%			17,314,323

TOTAL NET ASSETS - 100.00%			$1,216,856,534

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $5,920,558 or 0.49% of net assets. Value was determined using significant unobservable inputs.

B Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

C Fixed Rate.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $686,635,784 or 56.43% of net assets. The Fund has no right to demand registration of these securities.

E Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at February 28, 2018. The maturity date disclosed represents the final maturity date.

F Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

G Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

H The Fund is affiliated by having the same investment advisor.

I 7-day yield.

J Variable Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

Futures Contracts Open on February 28, 2018:

Short Futures Contracts

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
British Pound Currency Futures	171	March 2018	$(14,405,526)	$(14,725,237)	$(319,711)
Canadian Dollar Currency Futures	188	March 2018	(14,679,033)	(14,656,480)	22,553
Euro Currency Futures	154	March 2018	(22,871,030)	(23,517,725)	(646,695)

			$(51,955,589)	$(52,899,442)	$(943,853)

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

Glossary:

Currency Abbreviations:
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of February 28, 2018, the investments were classified as described below:

SiM High Yield Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$14,172,897	$-	$183,692	$14,356,589
Convertible Preferred Stocks	1,937,581	-	-	1,937,581
Preferred Stocks	3,111,265	-	-	3,111,265
Bank Loan Obligations	-	11,679,000	-	11,679,000
Corporate Obligations	-	711,331,587	-	711,331,587
Convertible Obligations	-	40,179,523	-	40,179,523
Foreign Corporate Obligations	-	362,590,094	5,736,866	368,326,960
Foreign Sovereign Obligations	-	30,121,979	-	30,121,979
Short-Term Investments	18,497,727	-	-	18,497,727

Total Investments in Securities - Assets	$37,719,470	$1,155,902,183	$5,920,558	$1,199,542,211

Financial Derivative Instruments - Assets
Futures Contracts	$22,553	$-	$-	$22,553

Total Financial Derivative Instruments - Assets	$22,553	$-	$-	$22,553

Financial Derivative Instruments - Liabilities
Futures Contracts	$(966,406)	$-	$-	$(966,406)

Total Financial Derivative Instruments - Liabilities	$(966,406)	$-	$-	$(966,406)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended February 28, 2018, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2017	Purchases		Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 2/28/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Common Stocks	$179,243	$-		$-	$-	$-	$4,449	$-	$-	$183,692	$22,367
Foreign Corporate Obligations	5,417,085	3,185	*	-	8,958	-	307,638	-	-	5,736,866	258,289

	$5,596,328	$3,185		$-	$8,958	$-	$312,087	$-	$-	$5,920,558	$280,656

*	Related to Payment in Kind.
**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuation of the assets categorized within Level 3 of the fair value hierarchy:

Security Type	Fair Value At 2/28/18	Valuation Technique	Unobservable Inputs	Range of Inputs
Common Stocks	$183,692	Valuation based on private quotes submitted to an Intermediary agent in foreign market.	Private quotes[1]	n/a

Foreign Corporate Obligations	$5,050,000	Comparison of Yields to similar Debt Instruments	Comparative Yields, Liquidity Discount[2]	10.33% 3.00%

Foreign Corporate Obligations	$371,176	Enterprise Value, Discounted Cash Flow	EBITDA Multiple[3] Discount Rate	8.0x 10.0%

Foreign Corporate Obligations	$288,061	Enterprise Value, Discounted Cash Flow	EBITDA Multiple[3] Discount Rate	8.0x 12.0%

Foreign Corporate Obligations	$27,629	Enterprise Value, Discounted Cash Flow	EBITDA Multiple[3] Discount Rate	8.0x 15.0%

1 The equity shares were received from a bankruptcy restructuring. The valuation is based on private quotes submitted to an intermediary agent in a foreign market. The valuation estimate will change based on market participants’ perceptions of the value of the company.

2 This obligation is an unsecured corporate bond. Valuation may change if the yields of the comparative bond change or if the market imputes a higher liquidity discount to this bond than presently incorporated into the fair value.

3 These obligations were received from a bankruptcy restructuring. The key assumptions used in the valuation include EBITDA multiples based on comparable companies. The valuation estimate will change if any of the assumptions change.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 0.08%
Consumer Discretionary - 0.00%
Diversified Consumer Services - 0.00%
TwentyEighty, Inc., Class A	412	$-

Financials - 0.00%
Diversified Financial Services - 0.00%
RCS 2L EscrowA	667	2,168

Industrials - 0.07%
Machinery - 0.07%
Aretec Group, Inc.J	15,975	958,500

Information Technology - 0.01%
Internet Software & Services - 0.01%
Answers Corp.	23	333
Answers Holdings, Inc.	4,206	60,987

		61,320

Total Information Technology		61,320

Total Common Stocks (Cost $96,743)		1,021,988

WARRANTS - 0.00% (Cost $0)
Materials - 0.00%
Euramax Holdings, Inc.A B J	21	-

	Principal Amount

BANK LOAN OBLIGATIONSC - 93.24%
Basic Materials - 4.45%
84 Lumber Company, 6.871%, Due 10/25/2023, 2017 Term Loan B, (1 mo. LIBOR + 5.250%)	$4,030,983	4,076,332
Albaugh, LLC, Due 12/23/2024, 2017 Term Loan BD	994,000	1,003,324
Archroma Finance S.a.r.l., 5.955%, Due 8/11/2024, USD 2017 Term Loan B2, (3 mo. LIBOR + 4.250%)	1,998,990	2,000,649
Atkore International, Inc., 4.450%, Due 12/22/2023, 2016 1st Lien Term Loan, (3 mo. LIBOR + 2.750%)	5,000,000	5,029,150
Distribution International, Inc., 6.700%, Due 12/15/2021, New Term Loan, (3 mo. LIBOR + 5.000%)	1,102,000	975,270
Fairmount Santrol, Inc., 7.693%, Due 11/1/2022, 2017 Term Loan B, (3 mo. LIBOR + 6.000%)	4,497,000	4,547,591
GrafTech Finance, Inc., 5.081%, Due 2/12/2025, 2018 Term Loan B	12,654,000	12,638,182
Green Plains Renewable Energy, Inc., 7.150%, Due 8/18/2023, 2017 Term Loan B, (1 mo. LIBOR + 5.500%)	3,184,020	3,227,800
H.B. Fuller Company, 3.840%, Due 10/20/2024, 2017 Term Loan B, (1 mo. LIBOR + 2.250%)	862,838	866,617
Invictus,
Due 1/23/2026, 2nd Lien Term LoanD	1,317,000	1,326,061
Due 1/24/2025, 1st Lien Term LoanD	1,840,000	1,852,273
New Arclin U.S. Holding Corp.,
5.200%, Due 2/14/2024, 2018 Term Loan, (3 mo. LIBOR + 3.500%)	1,990,000	2,008,666
10.443%, Due 2/14/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 8.750%)	2,720,000	2,743,800
Tensar Corporation, 6.443%, Due 7/9/2021, Term Loan, (3 mo. LIBOR + 4.750%)	718,975	701,001
TMS International Corp., 4.631%, Due 8/21/2024, 2017 Term Loan B, (2 mo. LIBOR + 3.000%)	2,902,725	2,920,867
Tronox Blocked Borrower LLC, 4.693%, Due 9/22/2024, Term Loan B, (3 mo. LIBOR + 3.000%)	340,116	342,136
Tronox Finance LLC, 4.693%, Due 9/22/2024, Term Loan B, (3 mo. LIBOR + 3.000%)	784,884	789,546
Vantage Specialty Chemicals, Inc.
5.654%, Due 10/5/2024, 2017 1st Lien Term Loan, (2 mo. LIBOR + 4.000%)	4,329,000	4,363,286
10.022%, Due 10/5/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%)	4,438,000	4,460,190
Zep Inc., 5.772%, Due 8/12/2024, 2017 1st Lien Term Loan, (2 mo. LIBOR + 4.000%)	5,322,660	5,353,691

		61,226,432

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 93.24% (continued)
Consumer - 15.31%
ABG Intermediate Holdings 2 LLC, 5.193%, Due 9/26/2024, 2017 1st Lien Add-On Term Loan, (3 mo. LIBOR + 3.500%)	$6,709,185	$6,755,344
Alphabet Holding Co., Inc., 5.148%, Due 9/26/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.500%)D	8,666,678	8,341,677
Alphabet Holding Company, Inc., 9.398%, Due 9/26/2025, 2017 2nd Lien Term Loan	4,713,000	4,430,220
AP NMT Acquisition BV, 7.444%, Due 8/13/2021, USD 1st Lien Term Loan, (3 mo. LIBOR + 5.750%)	1,844,852	1,838,598
Augusta Sportswear Group, Inc., 6.148%, Due 10/26/2023, Term Loan B, (1 mo. LIBOR + 4.500%)D	511,582	483,445
Badger Buyer Corp., 5.693%, Due 9/26/2024, Term Loan B, (3 mo. LIBOR + 4.000%)	5,043,683	5,087,815
Belron Finance US LLC, 4.294%, Due 11/7/2024, USD Term Loan B, (3 mo. LIBOR + 2.500%)	2,370,000	2,381,850
Caesars Resort Collection, LLC, 4.398%, Due 12/22/2024, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.750%)	7,973,000	8,021,874
Casablanca US Holdings, Inc., 6.522%, Due 3/15/2024, 1st Lien Term Loan, (2 mo. LIBOR + 4.750%)	6,947,500	6,982,237
Cineworld Limited, Due 2/18/2025, 2018 USD Term LoanD	3,606,000	3,600,591
Comfort Holding, LLC,
6.331%, Due 2/5/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	6,808,550	6,642,626
11.581%, Due 2/3/2025, 2nd Lien Term Loan, (1 mo. LIBOR + 10.000%)	3,000,000	2,835,000
Corsair Components, Inc., 6.443%, Due 9/6/2024, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.750%)	1,588,020	1,597,945
CVS Holdings I, LP,
4.790%, Due 2/6/2025, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.000%)D	1,447,000	1,441,574
8.540%, Due 2/6/2026, 2018 2nd Lien Term Loan, (3 mo. LIBOR + 6.750%)D	1,605,000	1,600,987
Del Monte Foods, Inc., 5.158%, Due 2/18/2021, 1st Lien Term Loan, (PRIME + 2.250%)	304,041	257,675
Deluxe Entertainment Services Group, Inc., 7.272%, Due 2/28/2020, Term Loan 2014, (3 mo. LIBOR + 5.500%)D	4,581,383	4,527,002
DHX Media Ltd., 5.398%, Due 12/29/2023, Term Loan B, (1 mo. LIBOR + 3.750%)D	5,130,602	5,137,015
Encompass Digital Media, Inc., 6.200%, Due 6/6/2021, 1st Lien Term Loan, (3 mo. LIBOR + 4.500%)	3,136,906	3,042,799
G-III Apparel Group, Ltd., 7.313%, Due 12/1/2022, Term Loan B, (PRIME + 4.250%)	1,304,571	1,315,178
Genoa, a QoL Healthcare Company, LLC, 4.898%, Due 10/28/2023, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	333,788	335,667
Give & Go Prepared Foods Corp., 6.193%, Due 7/29/2023, 2017 1st Lien Add-On Term Loan, (3 mo. LIBOR + 4.250%)	6,200,460	6,215,961
Global Eagle Entertainment, Inc., 9.358%, Due 1/6/2023, 1st Lien Term Loan, (6 mo. LIBOR + 7.500%)D	10,555,292	10,608,069
Greektown Holdings, LLC, 4.648%, Due 3/21/2024, 2017 Term Loan B, (1 mo. LIBOR + 3.000%)	1,648,256	1,645,174
HLF Financing S.a r.l., 7.148%, Due 2/15/2023, Term Loan B, (1 mo. LIBOR + 5.500%)	10,606,250	10,665,963
Horizon Global Corporation,
Due 2/6/2024, 2018 Term Loan BD	1,297,000	1,293,757
6.148%, Due 6/30/2021, 2017 Term Loan B, (1 mo. LIBOR + 4.500%)	61,560	61,406
Intrawest Resorts Holdings, Inc., 4.898%, Due 7/31/2024, Term Loan B1, (1 mo. LIBOR + 3.250%)D	10,466,000	10,498,759
Laureate Education, Inc., 5.148%, Due 4/26/2024, 2017 Term Loan B, (1 mo. LIBOR + 3.500%)	6,470,358	6,505,751
Leslie’s Poolmart, Inc., 5.277%, Due 8/16/2023, 2016 Term Loan, (2 mo. LIBOR + 3.500%)D	9,803,508	9,813,998
Mohegan Tribal Gaming Authority, 5.648%, Due 10/13/2023, 2016 Term Loan B, (PRIME + 3.000%)	2,791,073	2,810,499
NBG Acquisition, Inc., 7.193%, Due 4/26/2024, Term Loan, (3 mo. LIBOR + 5.500%)	1,379,325	1,389,670
NPC International, Inc., 5.154%, Due 4/19/2024, 1st Lien Term Loan, (2 mo. LIBOR + 3.500%)	6,938,135	6,995,930
P.F. Chang’s China Bistro Inc., 6.509%, Due 8/18/2022, 2017 Term Loan B, (6 mo. LIBOR + 5.000%)	2,745,120	2,700,512
Paradigm Acquisition Corp.,
10.024%, Due 9/29/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 8.500%)	1,807,000	1,802,482
5.943%, Due 10/11/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	7,083,000	7,153,830
ProQuest LLC, 5.398%, Due 10/24/2021, New Term Loan B, (1 mo. LIBOR + 3.750%)	5,183,526	5,246,713
PT Intermediate Holdings III, LLC, 5.654%, Due 12/7/2024, 1st Lien Term Loan B, (3 mo. LIBOR + 4.000%)	5,045,000	5,095,450
Q Holding Company, 6.693%, Due 12/16/2021, Term Loan B, (3 mo. LIBOR + 5.000%)	6,217,204	6,283,293

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 93.24% (continued)
Consumer - 15.31% (continued)
Quincy Newspapers, Inc., 4.924%, Due 10/13/2022, Term Loan B, (PRIME + 2.250%)	$205,644	$206,672
Raley’s, 6.898%, Due 5/18/2022, Term Loan, (1 mo. LIBOR + 5.250%)	817,048	824,197
Recess Holdings, Inc.,
3.750%, Due 9/29/2024, 2017 Delayed Draw Term LoanD E	239,405	240,753
5.254%, Due 9/29/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.750%)	1,767,166	1,777,115
9.254%, Due 9/29/2025, 2017 2nd Lien Term Loan, (6 mo. LIBOR + 7.750%)	3,227,000	3,178,595
Revlon Consumer Products Corporation, 5.148%, Due 9/7/2023, 2016 Term Loan B, (1 mo. LIBOR + 3.500%)	356,000	286,135
Shutterfly, Inc.,
Due 8/17/2024, Term Loan B2D	1,098,000	1,102,809
4.100%, Due 8/17/2024, Delayed Draw Term Loan B	681,000	679,298
Staples, Inc., 5.787%, Due 9/12/2024, 2017 Term Loan B, (3 mo. LIBOR + 4.000%)	10,177,493	10,107,573
Stratose Intermediate Holdings II, LLC, 4.898%, Due 6/22/2023, 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	2,871,079	2,885,434
Tacala, LLC, 4.825%, Due 1/31/2025, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)D	664,000	667,320
TGP Holdings III LLC,
6.693%, Due 9/25/2024, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	6,842,782	6,906,968
Due 9/25/2024, Delayed Draw Term LoanD E	1,076,068	1,086,161
10.193%, Due 9/25/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 8.500%)	1,554,000	1,569,540
TouchTunes Interactive Networks, Inc.,
6.398%, Due 5/29/2021, 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)J	890,656	893,996
6.398%, Due 5/28/2021, Incremental Term Loan, (1 mo. LIBOR + 4.750%)	1,488,550	1,494,132
USS Ultimate Holdings, Inc., 5.398%, Due 8/25/2024, 1st Lien Term Loan, (1 mo. LIBOR + 3.750%)	3,318,683	3,347,721

		210,698,755

Defense - 0.73%
Garda World Security Corporation, 7.000%, Due 5/24/2024, 2017 Term Loan, (PRIME + 2.500%)	4,239,088	4,275,290
MB Aerospace Holdings Inc., 5.080%, Due 1/22/2025, 2017 Term Loan, (3 mo. LIBOR + 3.500%)	4,524,000	4,569,240
Michael Baker International, LLC, 6.094%, Due 11/15/2022, 2017 Term Loan B, (1 mo. LIBOR + 4.500%)	1,156,000	1,156,000

		10,000,530

Energy - 3.27%
BCP Renaissance Parent LLC, 5.772%, Due 10/31/2024, 2017 Term Loan B, (3 mo. LIBOR + 4.000%)	2,680,000	2,702,110
California Resources Corp., 6.340%, Due 12/31/2022, 2017 1st Lien Term Loan	6,507,000	6,580,204
Lucid Energy Group II LLC, 4.588%, Due 2/17/2025, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.000%)	2,527,000	2,528,592
Navios Maritime Midstream Partners L.P., 6.130%, Due 6/18/2020, Term Loan B, (3 mo. LIBOR + 4.500%)	74,100	73,915
PowerTeam Services, LLC, Due 2/27/2025, 2018 1st Lien Term LoanD	5,564,000	5,550,090
Seadrill Partners Finco LLC, 7.693%, Due 2/21/2021, Term Loan B, (3 mo. LIBOR + 6.000%)D	12,497,216	10,816,340
Southcross Energy Partners, L.P., 5.943%, Due 8/4/2021, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	7,536,354	7,440,265
Traverse Midstream Partners LLC, 5.850%, Due 9/27/2024, 2017 Term Loan, (6 mo. LIBOR + 4.000%)	804,000	809,363
Vine Oil & Gas LP, 8.523%, Due 12/12/2021, Term Loan B, (1 mo. LIBOR + 6.875%)	8,504,000	8,504,000

		45,004,879

Financial - 7.69%
AmeriLife Group, LLC,
10.346%, Due 1/10/2023, 2nd Lien Term Loan, (1 mo. LIBOR + 8.750%)	203,000	198,940
6.398%, Due 6/18/2022, 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	1,463,126	1,463,126
Asurion LLC, Due 11/3/2023, 2017 Term Loan B5D	1,140,256	1,145,957
Blucora, Inc., 4.693%, Due 5/22/2024, 2017 Term Loan B, (3 mo. LIBOR + 3.000%)	2,051,600	2,061,858
Citco Funding LLC, 4.648%, Due 3/31/2022, 2017 Term Loan, (1 mo. LIBOR + 3.000%)	6,513,991	6,562,846
Confie Seguros Holding II Co.,
11.484%, Due 5/8/2019, 2nd Lien Term Loan, (3 mo. LIBOR + 9.500%)	3,456,000	3,349,452
7.233%, Due 4/19/2022, 2016 Term Loan B, (1 mo. LIBOR + 5.250%)	9,962,884	9,962,884

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 93.24% (continued)
Financial - 7.69% (continued)
Empire Generating Co, LLC,
6.030%, Due 3/14/2021, Term Loan B, (3 mo. LIBOR + 4.250%)D	$3,487,684	$2,886,058
6.030%, Due 3/14/2021, Term Loan C, (3 mo. LIBOR + 4.250%)D	344,814	284,472
FeeCo Holdings LP,
Due 1/30/2025, 2018 1st Lien Term LoanD	10,963,300	10,990,708
Due 1/30/2026, 2018 2nd Lien Term LoanD	5,912,000	5,882,440
First Eagle Holdings, Inc., 4.693%, Due 12/1/2022, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.000%)	1,511,565	1,524,413
Freedom Mortgage Corporation, 7.103%, Due 2/23/2022, 1st Lien Term Loan, (1 mo. LIBOR + 5.500%)	5,887,500	5,939,016
Genworth Financial, Inc., Due 2/22/2023, Term LoanD	3,284,000	3,267,580
GreenSky Holdings, LLC, 5.688%, Due 8/26/2024, Term Loan, (1 mo. LIBOR + 4.000%)	743,138	744,995
Higginbotham & Associates, LLC, 5.340%, Due 12/19/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.750%)	6,327,000	6,327,000
Hyperion Insurance Group Ltd., 5.188%, Due 12/20/2024, 2017 Repriced Term Loan, (1 mo. LIBOR + 3.500%)D	12,183,000	12,286,556
Jane Street Group LLC, Due 8/25/2022, 2017 Term Loan B D	8,349,313	8,383,211
Kestra Financial, Inc., 6.943%, Due 6/15/2022, Term Loan, (3 mo. LIBOR + 5.250%)	2,956,000	2,926,440
Lightstone Generation LLC,
5.398%, Due 1/30/2024, 2018 Term Loan C, (1 mo. LIBOR + 3.750%)	338,682	340,565
5.398%, Due 1/30/2024, 2018 Term Loan B, (1 mo. LIBOR + 3.750%)	5,333,818	5,363,474
Liquidnet Holdings, Inc., 5.398%, Due 7/15/2024, 2017 Term Loan, (1 mo. LIBOR + 3.750%)	628,875	630,447
NXT Capital, Inc., 5.150%, Due 11/22/2022, 2016 Term Loan, (1 mo. LIBOR + 3.500%)	2,640,330	2,679,935
St. Georges University, 5.400%, Due 7/6/2022, 2016 Term Loan B, (1 mo. LIBOR + 3.750%)	523,772	527,045
Tortoise Investments, LLC, 5.654%, Due 11/20/2024, 2017 Term Loan, (3 mo. LIBOR + 4.000%)	656,000	664,200
VICI Properties LLC, 3.596%, Due 12/20/2024, Replacement Term Loan B, (1 mo. LIBOR + 2.000%)	2,436,000	2,447,425
Vistra Group Limited, Due 10/26/2022, USD 1st Lien Term LoanD	5,000,000	4,998,450
Walter Investment Management Corp., Due 6/30/2022, 2013 Term LoanD	2,074,000	2,047,204

		105,886,697

Health Care - 4.72%
21st Century Oncology Holdings, Inc., 7.855%, Due 1/16/2023, Exit Term Loan, (3 mo. LIBOR + 6.125%)	2,592,659	2,500,309
Avantor, Inc., 5.648%, Due 11/21/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)	15,333,000	15,479,890
Carestream Dental Equiment, Inc, 4.943%, Due 9/1/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	2,060,835	2,062,133
CCS Intermediate Holdings, LLC, Due 7/22/2021, 1st Lien Term LoanD	1,700,000	1,589,500
Curo Health Services Holdings, Inc., 5.810%, Due 2/7/2022, 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)D	5,974,578	5,954,025
Davis Vision, Inc., 4.490%, Due 12/2/2024, 1st Lien Term Loan B, (3 mo. LIBOR + 3.000%)	5,629,000	5,600,855
Equian LLC, 5.154%, Due 5/20/2024, Add on Term Loan B, (3 mo. LIBOR + 3.250%)	1,990,000	1,998,716
Heartland Dental, LLC,
6.450%, Due 7/13/2023, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.750%)	8,532,615	8,681,936
10.150%, Due 7/26/2024, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.500%)D	4,975,000	5,049,625
Indivior Finance S.a.r.l., 6.110%, Due 12/18/2022, USD 2017 Term Loan B, (3 mo. LIBOR + 4.500%)	6,000,000	6,060,000
Innoviva, Inc., 6.373%, Due 8/11/2022, 2017 Term Loan B, (3 mo. LIBOR + 4.500%)	3,217,500	3,253,697
Matrix Medical Network of Arizona, LLC, Due 2/7/2025, 2018 Term Loan BD	4,000,000	4,035,000
MDVIP, Inc., 5.838%, Due 11/8/2024, 2017 Term Loan, (1 mo. LIBOR + 4.250%)	2,301,000	2,301,000
YI, LLC,
5.693%, Due 11/7/2024, 2017 1st Lien Term Loan, (1 Week LIBOR + 4.000%)	317,600	318,394
2.047%, Due 11/7/2024, 2017 1st Lien Delayed Draw Term LoanD E	79,400	79,599

		64,964,679

Manufacturing - 19.71%
Advanced Integration Technology LP, 6.724%, Due 3/21/2023, 2017 Term Loan B, (1 mo. LIBOR + 4.750%)	5,284,512	5,310,934
American Bath Group LLC, 6.943%, Due 9/30/2023, 2017 Term Loan B, (3 mo. LIBOR + 5.250%)	4,899,552	4,946,489
American Bath Group, LLC, 11.443%, Due 9/27/2024, 2016 2nd Lien Term Loan, (3 mo. LIBOR + 9.750%)	537,000	537,000

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 93.24% (continued)
Manufacturing - 19.71% (continued)
American Traffic Solutions, Inc.,
Due 2/23/2025, 2018 1st Lien Term LoanD	$7,250,000	$7,286,250
8.000%, Due 5/24/2024, 1st Lien Term Loan, (PRIME + 3.500%)	2,534,265	2,546,936
AP Exhaust Acquisition, LLC, 6.811%, Due 5/10/2024, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	594,508	592,278
Aptean, Inc., 11.200%, Due 12/14/2023, 2016 2nd Lien Term Loan, (3 mo. LIBOR + 9.500%)	1,000,000	1,004,170
Ardent Legacy Acquisitions, Inc., 7.148%, Due 8/4/2021, 2015 Term Loan B, (1 mo. LIBOR + 5.500%)	481,250	481,852
ASG Technologies Group, Inc., 5.148%, Due 7/31/2024, 2018 Term Loan, (1 mo. LIBOR + 3.500%)	1,801,485	1,803,737
Associated Asphalt Partners, LLC, 6.898%, Due 4/5/2024, 2017 Term Loan B, (1 mo. LIBOR + 5.250%)	3,017,012	2,866,162
Big Ass Fans, LLC, 5.943%, Due 5/21/2024, Term Loan, (3 mo. LIBOR + 4.250%)	7,500,000	7,556,250
Blackboard, Inc., 6.734%, Due 6/30/2021, Term Loan B4, (3 mo. LIBOR + 5.000%)	8,970,177	8,684,297
Blount International Inc., 5.830%, Due 4/12/2023, USD 2017 Term Loan B, (1 mo. LIBOR + 4.250%)	6,000,000	6,082,500
Bright Bidco B.V., 5.186%, Due 6/30/2024, 2018 Term Loan B, (1 mo. LIBOR + 3.500%)	9,183,850	9,321,608
Chef’s Warehouse Leasing Co., LLC (The), 5.650%, Due 6/22/2022, 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)	729,908	735,383
Commercial Vehicle Group, Inc., 7.648%, Due 4/12/2023, Term Loan B, (1 mo. LIBOR + 6.000%)	2,886,463	2,893,679
Constellis Holdings, LLC,
6.693%, Due 4/21/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	4,783,185	4,831,017
10.693%, Due 4/21/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 9.000%)	5,861,000	5,904,957
DAE Aviation Holdings, Inc., 5.400%, Due 7/7/2022, 1st Lien Term Loan, (1 mo. LIBOR + 3.750%)	955,556	963,325
DexKo Global Inc.,
Due 7/24/2024, 2018 USD Incremental Term LoanD E	3,000,000	3,030,000
5.245%, Due 7/24/2024, 2018 USD Term Loan, (2 mo. LIBOR + 3.500%)	1,827,420	1,842,843
Duke Finance, LLC, 5.943%, Due 2/21/2024, 2017 Incremental Term Loan, (3 mo. LIBOR + 4.250%)	5,124,140	5,127,368
EaglePicher Technologies, LLC, Due 2/27/2026, 2nd Lien Term LoanD	2,397,000	2,391,008
Electrical Components International, Inc., 6.443%, Due 5/28/2021, 2014 Term Loan B, (3 mo. LIBOR + 4.750%)	6,997,094	7,040,826
Euramax International, Inc., 8.000%, Due 2/6/2021, Unsecured Term Loan, Cash (2.000%) or PIK (14.000%)	323,611	265,361
GlobalLogic Holdings Inc., 5.443%, Due 7/31/2023, 2018 Term Loan B, (2 mo. LIBOR + 3.750%)	5,955,000	5,984,775
Greenway Health, LLC, 5.940%, Due 2/14/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	7,960,000	8,006,407
Hi-Crush Partners LP, 5.660%, Due 12/16/2024, 2017 Term Loan B, (3 mo. LIBOR + 4.000%)D	3,577,000	3,603,827
Information Resources, Inc., 6.194%, Due 1/18/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	3,506,503	3,527,331
Innovative Xcessories & Services LLC, 6.210%, Due 11/29/2022, Term Loan B, (3 mo. LIBOR + 4.750%)	7,107,083	7,195,922
Interior Logic Group, Inc., 7.648%, Due 3/1/2024, 2017 Term Loan B, (1 mo. LIBOR + 6.000%)	7,700,000	7,719,250
Internap Corporation, 8.580%, Due 4/6/2022, 2017 Term Loan, (1 mo. LIBOR + 7.000%)	910,425	919,529
Janus International Group, LLC, Due 2/12/2025, 2018 1st Lien Term LoanD	1,040,000	1,037,400
Key Safety Systems, Inc., 6.280%, Due 8/29/2021, New 1st Lien Term Loan, (3 mo. LIBOR + 4.500%)	2,657,000	2,652,563
LANDesk Group, Inc.,
10.650%, Due 1/20/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 9.000%)	2,828,000	2,714,880
5.900%, Due 1/20/2024, 2017 Term Loan B, (1 mo. LIBOR + 4.250%)	1,489,372	1,462,504
Livingston International Inc.,
9.943%, Due 4/18/2020, 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%)	750,000	712,500
7.443%, Due 3/20/2020, Term Loan B3, (3 mo. LIBOR + 5.750%)	4,981,509	4,969,056
LTI Holdings, Inc.,
Due 2/16/2024, 2018 Term LoanD	937,000	940,514
6.398%, Due 5/16/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.750%)	4,788,935	4,821,883
Mirion Technologies, Inc., 6.443%, Due 3/31/2022, Term Loan B, (3 mo. LIBOR + 4.750%)	814,542	810,983
Mitchell International, Inc.,
4.943%, Due 11/29/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	4,949,821	4,961,304
1.625%, Due 11/29/2024, 2017 Delayed Draw Term LoanD E	399,179	400,105
Navios Maritime Partners L.P., 6.540%, Due 9/14/2020, 2017 Term Loan B, (3 mo. LIBOR + 5.000%)	2,165,626	2,173,747

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 93.24% (continued)
Manufacturing - 19.71% (continued)
Netsmart Technologies, Inc.,
11.148%, Due 10/5/2023, 2nd Lien Term Loan, (1 mo. LIBOR + 9.500%)	$354,000	$354,000
6.193%, Due 4/19/2023, 2016 Term Loan C1, (3 mo. LIBOR + 4.500%)	1,607,794	1,619,853
NN, Inc.,
5.398%, Due 10/19/2022, 2016 Term Loan B, (1 mo. LIBOR + 3.750%)	6,272,650	6,319,695
4.898%, Due 3/22/2021, 2017 Term Loan, (1 mo. LIBOR + 3.250%)	1,369,640	1,375,639
Novetta Solutions, LLC, 6.700%, Due 10/16/2022, 2015 Term Loan, (3 mo. LIBOR + 5.000%)	429,724	414,550
Oxbow Carbon LLC, 5.398%, Due 1/4/2023, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 3.750%)	1,789,000	1,806,890
PAE Holding Corporation, 7.148%, Due 10/20/2022, 1st Lien Term Loan, (1 mo. LIBOR + 5.500%)	5,868,451	5,892,922
PGT, Inc., 6.398%, Due 2/16/2022, 2016 Term Loan, (1 mo. LIBOR + 4.750%)J	2,290,694	2,310,737
PLZ Aeroscience Corporation, 5.169%, Due 7/31/2022, USD Term Loan, (3 mo. LIBOR + 3.500%)	4,296,966	4,327,861
Polycom, Inc., 6.874%, Due 9/27/2023, 1st Lien Term Loan, (1 mo. LIBOR + 5.250%)	3,077,702	3,088,597
Power Products, LLC, 5.745%, Due 12/20/2022, 2017 Term Loan B, (3 mo. LIBOR + 4.000%)	2,472,782	2,509,874
Pro Mach Group, Inc., Due 2/26/2025, 2018 Term Loan BD	1,920,000	1,924,800
Q Technologies Inc., 10.148%, Due 4/5/2023, Term Loan B, (1 mo. LIBOR + 8.500%)J	4,069,488	4,018,619
Ramundsen Holdings, LLC, 5.943%, Due 2/1/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	1,551,278	1,562,912
SIRVA Worldwide, Inc., 8.162%, Due 11/14/2022, 2016 Term Loan, (3 mo. LIBOR + 6.500%)	1,918,333	1,927,925
SiteOne Landscape Supply, Inc., 4.400%, Due 4/29/2022, 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.750%)	361,601	363,185
SolarWinds Holdings, Inc., 5.148%, Due 2/5/2023, 2017 Term Loan, (1 mo. LIBOR + 3.500%)	5,887,102	5,901,819
Spectrum Plastics Group, Inc.,
4.898%, Due 1/31/2025, 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	1,496,950	1,498,821
Due 1/31/2025, Delayed Draw Term LoanE D	148,050	148,235
Springer Science+Business Media Deutschland GmbH, 5.148%, Due 8/15/2022, USD Term Loan B13, (1 mo. LIBOR + 3.500%)	975,233	978,481
Stratus Technologies, Inc., 6.600%, Due 4/28/2021, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	2,681,345	2,681,345
TigerLuxOne S.a.r.l., 6.443%, Due 2/16/2024, 1st Lien Term Loan B, (3 mo. LIBOR + 4.750%)	3,349,688	3,347,175
Transplace Holdings, Inc., 5.829%, Due 10/7/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.250%)	6,961,000	7,026,294
TRC Companies, Inc., 5.148%, Due 6/21/2024, Term Loan, (1 mo. LIBOR + 3.500%)	4,821,915	4,833,970
Trico Group LLC, 8.484%, Due 1/26/2025, 2018 Term Loan, (PRIME + 5.500%)	1,446,000	1,444,193
TurboCombustor Technology, Inc, 6.193%, Due 12/2/2020, New Term Loan B, (3 mo. LIBOR + 4.500%)	7,520,314	7,341,707
Verisk Analytics, Inc., 6.700%, Due 6/1/2023, 1st Lien Term Loan, (3 mo. LIBOR + 5.000%)	775,195	781,009
VIP Cinema Holdings, Inc., 7.700%, Due 3/1/2023, USD Term Loan B, (3 mo. LIBOR + 6.000%)	4,100,250	4,123,334
WD Wolverine Holdings, LLC, 7.148%, Due 8/16/2022, 1st Lien Term Loan, (1 mo. LIBOR + 5.500%)	3,925,000	3,826,875
Werner FinCo LP, 5.648%, Due 7/24/2024, 2017 Term Loan, (1 mo. LIBOR + 4.000%)D	9,425,390	9,519,644
West Corporation, 5.648%, Due 10/10/2024, 2017 Term Loan, (1 mo. LIBOR + 4.000%)D	6,925,000	6,981,716
Winnebago Industries, Inc., 5.042%, Due 11/8/2023, 2017 Term Loan, (3 mo. LIBOR + 3.500%)	4,260,533	4,313,790
WP CPP Holdings, LLC, 5.272%, Due 12/28/2019, Term Loan B3, (1 mo. LIBOR + 3.500%)	8,117,052	8,101,873

		271,329,050

Media - 0.78%
Meredith Corp., 4.658%, Due 1/31/2025, Term Loan B, (3 mo. LIBOR + 3.000%)D	10,733,000	10,791,710

Service - 18.18%
ABB Concise Optical Group LLC, 6.580%, Due 6/15/2023, 2016 Term Loan B, (3 mo. LIBOR + 5.000%)	243,690	244,299
Air Medical Group Holdings, Inc., Due 9/7/2024, 2017 Term Loan B2D	9,815,000	9,915,604
Amaya Holdings B.V., 5.193%, Due 8/1/2021, Repriced Term Loan B, (3 mo. LIBOR + 3.500%)	2,212,864	2,226,916
Aricent Technologies,
10.088%, Due 4/14/2022, 2nd Lien Term Loan, (1 mo. LIBOR + 8.500%)	6,618,000	6,657,311
6.088%, Due 4/14/2021, 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)	10,180,898	10,203,194
Aristocrat Leisure Limited, 3.744%, Due 10/19/2024, 2017 Incremental Term Loan, (3 mo. LIBOR + 2.000%)	2,658,000	2,668,924
ASP MCS Acquisition Corp., 6.398%, Due 5/18/2024, Term Loan B, (1 mo. LIBOR + 4.750%)	2,830,775	2,855,544
BCPE Eagle Buyer LLC, 5.981%, Due 3/18/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.250%)	7,393,920	7,319,981
Boing US Holdco Inc., 9.287%, Due 10/3/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.500%)	4,259,000	4,259,000

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 93.24% (continued)
Service - 18.18% (continued)
Brand Energy & Infrastructure Services, Inc., 5.996%, Due 6/21/2024, 2017 Term Loan, (3 mo. LIBOR + 4.250%)D	$12,296,335	$12,382,163
Casablanca US Holdings, Inc., 10.772%, Due 3/15/2025, 2nd Lien Term Loan, (3 mo. LIBOR + 9.000%)	3,000,000	3,037,500
CDS U.S. Intermediate Holdings, Inc.,
9.943%, Due 7/10/2023, 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%)	2,639,796	2,624,960
5.443%, Due 7/8/2022, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.750%)	9,736,150	9,709,376
Cengage Learning Acquisitions, Inc., 5.838%, Due 6/7/2023, 2016 Term Loan B, (1 mo. LIBOR + 4.250%)D	5,223,000	4,793,565
CH Hold Corp., 4.648%, Due 2/1/2024, 1st Lien Term Loan, (1 mo. LIBOR + 3.000%)	7,101,624	7,137,132
ConvergeOne Holdings Corporation, 6.450%, Due 6/20/2024, 2017 Term Loan B, (3 mo. LIBOR + 4.750%)	506,455	507,721
Cvent, Inc., 5.324%, Due 11/29/2023, 1st Lien Term Loan, (1 mo. LIBOR + 3.750%)	6,012,000	6,054,565
DTI Holdco, Inc., 7.022%, Due 9/30/2023, 2016 Term Loan B, (2 mo. LIBOR + 5.250%)	4,673,199	4,705,350
EVO Payments International LLC, 5.640%, Due 12/22/2023, 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)	4,962,500	5,014,209
Extreme Reach, Inc.,
11.626%, Due 1/24/2021, 2nd Lien Term Loan, (3 mo. LIBOR + 10.000%)	217,000	204,614
7.950%, Due 2/7/2020, 1st Lien Term Loan, (3 mo. LIBOR + 6.250%)	413,334	414,884
FHC Health Systems, Inc., 5.648%, Due 12/23/2021, 2014 Term Loan, (1 mo. LIBOR + 4.000%)	161,481	160,471
I-Logic Technologies Bidco Limited, 5.642%, Due 12/23/2024, USD Term Loan B, (3 mo. LIBOR + 4.000%)	3,836,000	3,855,180
IG Investment Holdings LLC, 5.193%, Due 10/29/2021, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%)	2,185,432	2,208,204
Imagine! Print Solutions, Inc.,
10.450%, Due 6/21/2023, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.750%)	1,019,000	937,480
6.450%, Due 6/21/2022, 2017 Term Loan, (3 mo. LIBOR + 4.750%)	5,519,367	5,215,802
Jackson Hewitt Inc., 8.772%, Due 7/24/2020, Term Loan B, (3 mo. LIBOR + 7.000%)	135,148	133,375
Keystone Acquisition Corp., 6.943%, Due 5/1/2024, 1st Lien Term Loan, (3 mo. LIBOR + 5.250%)	3,406,463	3,414,979
Kingpin Intermediate Holdings LLC,
5.730%, Due 6/28/2024, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 4.250%)	5,646,637	5,738,395
10.230%, Due 6/28/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.750%)	1,733,000	1,763,327
KUEHG Corp., 9.943%, Due 8/18/2025, 2017 2nd Lien Term Loan, (1 Week LIBOR + 8.250%)	2,776,000	2,803,760
Lions Gate Entertainment Corp., 3.898%, Due 12/8/2023, 2017 Term Loan B, (1 mo. LIBOR + 2.250%)	2,030,760	2,041,767
LSC Communications, Inc., 7.148%, Due 9/30/2022, 2017 Term Loan B, (1 mo. LIBOR + 5.500%)	1,451,800	1,459,059
LSF9 Atlantis Holdings, LLC, 7.575%, Due 5/1/2023, 2017 Term Loan, (1 mo. LIBOR + 6.000%)	2,082,638	2,077,952
McGraw-Hill Global Education Holdings, LLC, 5.648%, Due 5/4/2022, 2016 Term Loan B, (1 mo. LIBOR + 4.000%)	1,706,912	1,679,174
Mister Car Wash Holdings, Inc., 4.904%, Due 8/20/2021, Term Loan B, (2 mo. LIBOR + 3.250%)	634,914	638,489
NEP/NCP Holdco, Inc., 4.898%, Due 7/21/2022, Incremental Term Loan, (1 mo. LIBOR + 3.250%)	2,716,350	2,723,141
New Millennium HoldCo, Inc., 8.148%, Due 12/21/2020, Exit Term Loan, (1 mo. LIBOR + 6.500%)	990,800	336,872
nThrive, Inc., 6.148%, Due 10/20/2022, 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)	2,051,780	2,055,206
Pearl Intermediate Parent LLC,
4.340%, Due 2/14/2025, 2018 1st Lien Term Loan, (3 mo. LIBOR + 2.750%)D	1,803,545	1,787,764
Due 2/14/2025, 2018 Delayed Draw Term LoanD E	530,455	525,813
Playpower, Inc., 6.443%, Due 6/23/2021, 2015 1st Lien Term Loan, (3 mo. LIBOR + 4.750%)	683,148	683,148
Polyconcept Investments B.V., 6.398%, Due 8/16/2023, USD 2016 Term Loan B, (1 mo. LIBOR + 4.750%)	2,750,090	2,763,841
PSAV Holdings LLC,
Due 2/21/2025, 2018 1st Lien Term LoanD	2,437,000	2,443,092
Due 8/22/2025, 2018 2nd Lien Term LoanD	4,364,000	4,374,910
PSC Industrial Holdings Corp.,
10.088%, Due 10/3/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.500%)	3,025,000	2,968,281
5.838%, Due 10/3/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.250%)	8,057,000	8,122,503
Quorum Health Corporation, 8.398%, Due 4/29/2022, Term Loan B, (1 mo. LIBOR + 6.750%)	1,892,008	1,929,848
Red Ventures LLC, 5.648%, Due 11/8/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)D	10,357,055	10,417,437
SAI Global Limited, 6.193%, Due 11/18/2023, USD 1st Lien Term Loan, (3 mo. LIBOR + 4.500%)	990,000	985,050
STG-Fairway Acquisitions, Inc., 6.943%, Due 6/30/2022, 2015 1st Lien Term Loan, (3 mo. LIBOR + 5.250%)	8,370,000	8,328,150
SurveyMonkey Inc., 6.200%, Due 4/13/2024, 2017 Term Loan, (3 mo. LIBOR + 4.500%)	4,802,896	4,802,896

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 93.24% (continued)
Service - 18.18% (continued)
TEN-X, LLC, 5.648%, Due 9/27/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.000%)	$7,502,000	$7,469,216
TKC Holdings, Inc.,
6.030%, Due 2/1/2023, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)D	12,156,510	12,285,734
9.780%, Due 2/1/2024, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.000%)D	4,588,000	4,615,528
Travel Leaders Group, LLC, 6.350%, Due 1/25/2024, New 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.500%)	2,263,921	2,289,390
Tweddle Group, Inc., 7.772%, Due 10/24/2022, 2016 Term Loan, (3 mo. LIBOR + 6.000%)	1,163,750	1,152,113
TwentyEighty, Inc.,
4.500%, Due 3/31/2020, PIK (8.750%) Term Loan C, (3 mo. LIBOR + 0.250%)	41,740	38,819
4.000%, Due 3/31/2020, PIK (7.000%) Term Loan B, (3 mo. LIBOR + 4.000%)	43,317	40,284
UFC Holdings, LLC, 4.900%, Due 8/18/2023, 1st Lien Term Loan, (1 mo. LIBOR + 3.250%)	3,336,837	3,351,953
Utility One Source L.P., 7.148%, Due 4/18/2023, Term Loan B, (1 mo. LIBOR + 5.500%)D	5,331,878	5,478,505
Vestcom Parent Holdings, Inc., 5.648%, Due 12/19/2023, 2016 1st Lien Term Loan, (PRIME + 3.000%)	4,950,000	4,974,750
William Morris Endeavor Entertainment, LLC, 4.900%, Due 5/6/2021, 1st Lien Term Loan	2,475,000	2,490,469
World Triathlon Corp., 5.943%, Due 6/26/2021, Term Loan, (3 mo. LIBOR + 4.250%)	2,961,637	2,961,637
WP CityMD Bidco LLC, 5.693%, Due 6/7/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	3,721,673	3,730,977
Xplornet Communications, Inc., 6.443%, Due 9/9/2021, Term Loan B, (3 mo. LIBOR + 4.750%)	7,094,073	7,120,676

		250,312,229

Technology - 8.89%
Access CIG, LLC,
Due 2/14/2025, 2018 1st Lien Term LoanD	3,699,856	3,725,311
Due 2/14/2025, 2018 Delayed Draw Term LoanD E	772,144	777,456
Answers Finance LLC, 6.648%, Due 4/15/2021, 1st Lien Exit Term Loan, (1 mo. LIBOR + 5.000%)	15,048	14,521
AP Gaming I, LLC, 5.898%, Due 2/15/2024, 2018 1st Lien Term Loan, (1 Week LIBOR + 4.250%)	1,089,525	1,099,745
Aptean, Inc., 5.950%, Due 12/20/2022, 2017 1st Lien Term Loan, (3 mo. LIBOR + 4.250%)	693,758	696,935
AqGen Ascensus, Inc.,
4.280%, Due 12/5/2022, 2017 1st Lien Delayed Draw Term LoanD E	2,599,000	2,618,493
5.154%, Due 12/5/2022, 2017 Repriced Term Loan, (2 mo. LIBOR + 3.500%)	1,369,707	1,381,692
Barracuda Networks, Inc., 5.061%, Due 2/12/2025, 1st Lien Term Loan, (3 mo. LIBOR + 3.250%)	3,026,000	3,040,495
Cast and Crew Payroll, LLC, 4.700%, Due 9/27/2024, 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.000%)	3,378,533	3,398,601
Compuware Corp., 5.150%, Due 12/15/2021, Term Loan B3, (2 mo. LIBOR + 3.500%)	5,756,896	5,826,439
Convergint Technologies LLC,
4.658%, Due 2/3/2025, 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.000%)	3,949,806	3,942,420
Due 2/3/2025, 2018 Delayed Draw Term LoanD E	423,194	422,402
DigiCert, Inc.,
6.522%, Due 10/31/2024, 2017 Term Loan B1, (3 mo. LIBOR + 4.750%)	6,010,000	6,073,886
9.772%, Due 10/31/2025, 2017 2nd Lien Term Loan, (3 mo. LIBOR + 8.000%)	7,437,734	7,512,111
EIG Investors Corp., 5.955%, Due 2/9/2023, 2017 Term Loan, (3 mo. LIBOR + 4.000%)	4,740,100	4,765,507
LegalZoom.com, Inc., 6.094%, Due 11/21/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)	3,176,000	3,191,880
Lighthouse Network, LLC,
6.148%, Due 11/20/2024, 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)	2,313,000	2,334,696
10.148%, Due 11/20/2025, 2nd Lien Term Loan, (1 mo. LIBOR + 8.500%)	1,908,000	1,900,845
McAfee, LLC,
6.148%, Due 9/30/2024, 2017 USD Term Loan B, (1 mo. LIBOR + 4.500%)	13,296,638	13,358,334
10.148%, Due 9/29/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.500%)	8,032,000	8,052,080
Navicure, Inc., 5.330%, Due 11/1/2024, 1st Lien Term Loan B, (1 mo. LIBOR + 3.750%)	6,038,000	6,060,642
OEConnection LLC, 5.693%, Due 11/22/2024, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)	2,344,000	2,344,000
Ping Identity Corporation, Due 1/22/2025, 2018 Term Loan BD	5,000,000	5,018,750
Priority Payment Systems LLC, 6.650%, Due 1/3/2023, Term Loan, (1 mo. LIBOR + 5.000%)	845,000	853,450
Project Ruby Ultimate Parent Corp., 5.148%, Due 2/9/2024, 2017 Term Loan B, (1 mo. LIBOR + 3.500%)	6,969,026	7,021,294
Riverbed Technology, Inc., 4.900%, Due 4/24/2022, 2016 Term Loan, (3 mo. LIBOR + 3.250%)	7,220,000	7,108,668
SciQuest, Inc., 5.648%, Due 12/28/2024, 2017 Term Loan, (1 mo. LIBOR + 4.000%)	4,553,000	4,541,618
SS&C Technologies Holdings Europe S.A.R.L., Due 2/28/2025, 2018 Term Loan B4D	1,654,125	1,649,990
SS&C Technologies Inc., Due 2/28/2025, 2018 Term Loan B3D	4,636,875	4,625,278
Syncsort Incorporated, 6.693%, Due 8/9/2024, 2017 Term Loan B, (3 mo. LIBOR + 5.000%)	6,700,208	6,702,285
Weld North Education, LLC, 6.090%, Due 2/7/2025, Term Loan B, (3 mo. LIBOR + 4.250%)	1,323,000	1,327,961
Xperi Corporation, 4.148%, Due 12/1/2023, 2018 Term Loan B1, (1 mo. LIBOR + 2.500%)	957,515	961,508

		122,349,293

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount	Fair Value

BANK LOAN OBLIGATIONS - 93.24% (continued)
Telecommunications - 6.16%
CenturyLink, Inc., 4.398%, Due 1/31/2025, 2017 Term Loan B, (1 mo. LIBOR + 2.750%)	$5,185,000	$5,092,966
Charter Communications Operating, LLC, 3.650%, Due 4/30/2025, 2017 Term Loan B, (1 mo. LIBOR + 2.000%)	4,555,000	4,563,563
Colorado Buyer Inc, 4.780%, Due 5/1/2024, Term Loan B, (3 mo. LIBOR + 3.000%)	3,702,395	3,720,240
Global Tel*Link Corporation,
5.693%, Due 5/23/2020, 1st Lien Term Loan, (3 mo. LIBOR + 4.000%)D	10,897,592	10,941,837
9.943%, Due 11/23/2020, 2nd Lien Term Loan, (3 mo. LIBOR + 8.250%)	1,288,000	1,286,390
Intelsat Jackson Holdings S.A.,
5.706%, Due 11/27/2023, 2017 Term Loan B3, (3 mo. LIBOR + 3.750%)	12,598,000	12,501,247
6.456%, Due 1/14/2024, 2017 Term Loan B4, (3 mo. LIBOR + 4.500%)	771,000	785,040
6.625%, Due 1/14/2024, 2017 Term Loan B5F	514,000	515,527
Merrill Communications LLC, 7.022%, Due 6/1/2022, 2015 Term Loan, (3 mo. LIBOR + 5.250%)	38,500	38,548
NeuStar, Inc., 5.422%, Due 8/8/2024, Term Loan B2, (2 mo. LIBOR + 3.750%)	4,987,500	4,989,595
Securus Technologies Holdings, Inc.,
9.898%, Due 11/1/2025, 2017 2nd Lien Term Loan, (1 mo. LIBOR + 8.250%)	3,426,000	3,467,112
6.148%, Due 11/1/2024, 2017 1st Lien Term Loan, (1 mo. LIBOR + 4.500%)D	12,379,000	12,510,589
Sinclair Television Group Inc., Due 12/12/2024, 2017 Term Loan BD	12,198,000	12,213,247
Syniverse Holdings, Inc., Due 2/8/2023, 2018 Term LoanD	2,862,000	2,884,352
Telesat Canada, 4.700%, Due 11/17/2023, Term Loan B4, (3 mo. LIBOR + 3.000%)	4,612,804	4,632,039
U.S. Telepacific Corporation, 6.693%, Due 5/2/2023, 2017 Term Loan B, (3 mo. LIBOR + 5.000%)D	4,789,752	4,631,691

		84,773,983

Transportation - 2.55%
Accuride Corporation, 6.943%, Due 11/17/2023, 2017 Term Loan B, (3 mo. LIBOR + 5.250%)	274,905	279,716
Boing US Holdco Inc., 5.287%, Due 10/3/2024, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.500%)	5,110,000	5,132,382
Daseke, Inc., 6.648%, Due 2/27/2024, 2017 Term Loan B, (1 mo. LIBOR + 5.000%)	6,409,935	6,458,009
Gruden Acquisition, Inc., 7.193%, Due 8/18/2022, 2017 Term Loan, (3 mo. LIBOR + 5.500%)	4,892,529	4,941,454
SMB Shipping Logistics, LLC, 5.480%, Due 1/31/2024, 1st Lien Term Loan, (6 mo. LIBOR + 4.000%)	8,103,812	8,107,216
U.S. Farathane, LLC, 5.193%, Due 12/23/2021, 2017 Term Loan B4, (3 mo. LIBOR + 3.500%)	2,504,031	2,522,811
United Road Services, Inc., 6.898%, Due 9/1/2024, 2017 Term Loan B, (1 mo. LIBOR + 5.250%)	7,615,453	7,729,684

		35,171,272

Utilities - 0.80%
Astoria Energy LLC, 5.650%, Due 12/24/2021, Term Loan B, (1 mo. LIBOR + 4.000%)	1,035,967	1,037,697
Compass Power Generation LLC, 5.391%, Due 12/20/2024, 2017 Term Loan B, (3 mo. LIBOR + 3.750%)	507,000	511,122
Entergy Rhode Island State Energy, L.P., 6.400%, Due 12/17/2022, Term Loan B, (1 mo. LIBOR + 4.750%)	144,356	143,634
Helix Gen Funding LLC, 5.443%, Due 6/2/2024, Term Loan B, (3 mo. LIBOR + 3.750%)	5,039,497	5,082,988
PrimeLine Utility Services, LLC, 7.148%, Due 11/12/2022, Term Loan, (1 mo. LIBOR + 5.500%)	163,479	163,888
Star West Generation LLC, 6.450%, Due 5/10/2020, 2015 Term Loan B, (3 mo. LIBOR + 4.750%)	1,850,505	1,674,707
WG Partners Acquisition, LLC, 5.193%, Due 11/15/2023, Term Loan B, (3 mo. LIBOR + 3.500%)	2,417,511	2,429,598

		11,043,634

Total Bank Loan Obligations (Cost $1,279,930,777)		1,283,553,143

CORPORATE OBLIGATIONS - 0.26%
Consumer, Cyclical - 0.19%
Constellation Merger Sub, Inc., 8.500%, Due 9/15/2025G	2,702,000	2,646,271

Consumer, Non-Cyclical - 0.07%
LSC Communications, Inc., 8.750%, Due 10/15/2023G	845,000	866,125

Total Corporate Obligations (Cost $3,545,597)		3,512,396

FOREIGN CORPORATE OBLIGATIONS - 0.12% (Cost $1,643,819)
Financial - 0.12%
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc., 8.500%, Due 12/15/2022G	1,692,000	1,708,920

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 15.80% (Cost $217,537,218)
Investment Companies - 15.80%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.31%H I	217,537,218	$217,537,218

TOTAL INVESTMENTS - 109.50% (Cost $1,502,754,154)		1,507,333,665
LIABILITIES, NET OF OTHER ASSETS - (9.50%)		(130,736,598)

TOTAL NET ASSETS - 100.00%		$1,376,597,067

Percentages are stated as a percent of net assets.

A Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $2,168 or 0.00% of net assets. Valuation was determined using significant unobservable inputs.

B Non-income producing security.

C Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

D Coupon rates may not be available for bank loans that are unsettled and/or unfunded as of February 28, 2018.

E Unfunded Loan Commitment. At period end, the amount of unfunded loan commitments was $3,666,734 or 0.27% of net assets. Of this amount, $667,076, $423,193, $148,050, $399,179, $663,182, $239,405, $1,076,068, and $50,581 relate to AqGen Ascensus, Inc., Convergint Technologies LLC, KPEX Holdings Inc., Mitchell International, Inc., Pearl Intermediate Parent LLC, Recess Holdings, Inc., TGP Holdings III, LLC, and YI, LLC, respectively.

F Fixed Rate.

G Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $5,221,316 or 0.38% of net assets. The Fund has no right to demand registration of these securities.

H The Fund is affiliated by having the same investment advisor.

I 7-day yield.

J Value was determined using significant unobservable inputs.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of February 28, 2018, the investments were classified as described below:

Sound Point Floating Rate Income Fund	Level 1		Level 2	Level 3		Total
Assets
Common Stocks	$61,320	(1)	$-	$960,668		$1,021,988
Warrants	-		-	0	(1)	-
Bank Loan Obligations(2)	-		1,283,553,143	-		1,283,553,143
Corporate Obligations	-		3,512,396	-		3,512,396
Foreign Corporate Obligations	-		1,708,920	-		1,708,920
Short-Term Investments	217,537,218		-	-		217,537,218

Total Investments in Securities - Assets	$217,598,538		$1,288,774,459	$960,668		$1,507,333,665

(1)	Includes investments held in the Fund’s portfolio with $0 fair value.
(2)	Unfunded loan commitments represent $3,666,734 at period end.

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended February 28, 2018, there were no transfers between levels.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2017		Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 2/28/2018		Change in Unrealized Appreciation (Depreciation) at Period end**
Bank Loan Obligations	$11,689,075		$21,517	$3,609,171	$5,311	$2,804	$(20,687)	$-	$8,088,849	$-		$(27,840)
Common Stocks	311,513		-	-	-	-	649,155	-	-	960,668	(1)	924,288
Warrants	0	(1)	-	-	-	-	-	-	-	0	(1)	-

	$12,000,588		$21,517	$3,609,171	$5,311	$2,804	$628,468	$-	$8,088,849	$960,668		$896,448

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.
(1)	Investments held in the Fund’s portfolio with $0 fair value.

Common stock and a warrant, classified as Level 3, have been fair valued at $960,668 and $0, respectively, by the Valuation Committee.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

February 28, 2018 (Unaudited)

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Assets:
Investments in unaffiliated securities, at fair value†	$1,181,044,484	$1,289,796,447
Investments in affiliated securities, at fair value‡	18,497,727	217,537,218
Cash	-	3,958,719
Deposit with brokers for futures contracts	2,269,393	-
Dividends and interest receivable	20,729,534	6,630,109
Receivable for investments sold	1,217,128	39,040,903
Receivable for fund shares sold	3,110,513	13,354,951
Receivable for expense reimbursement (Note 2)	2,313	-
Prepaid expenses	121,950	170,231

Total assets	1,226,993,042	1,570,488,578

Liabilities:
Payable for investments purchased	5,096,223	186,425,293
Payable for fund shares redeemed	2,597,198	2,337,935
Payable for expense reimbursement (Note 2)	-	13,617
Payable for variation margin from open futures contracts (Note 5)	577,277	-
Cash due to custodian	364,000	-
Dividends payable	475,118	312,750
Dividends and interest expense payable	43	-
Unfunded loan commitments	-	3,666,734
Management and sub-advisory fees payable (Note 2)	673,986	687,764
Service fees payable (Note 2)	103,045	87,937
Transfer agent fees payable (Note 2)	77,533	62,714
Custody and fund accounting fees payable	87,123	188,368
Professional fees payable	23,089	31,278
Payable for prospectus and shareholder reports	57,093	-
Other liabilities	4,780	77,121

Total liabilities	10,136,508	193,891,511

Net Assets	$1,216,856,534	$1,376,597,067

Analysis of Net Assets:
Paid-in-capital	$1,233,922,769	$1,372,733,498
Undistributed (overdistribution of) net investment income	(8,035,440)	406,016
Accumulated net realized (loss)	(1,595,176)	(1,121,958)
Unrealized appreciation (depreciation) of investments in unaffiliated securitiesA	(6,503,243)	4,579,511
Unrealized appreciation of foreign currency transactions	11,477	-
Unrealized appreciation (depreciation) of futures contracts	(943,853)	-

Net assets	$1,216,856,534	$1,376,597,067

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

February 28, 2018 (Unaudited)

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	37,411,533	27,868,098

Y Class	64,977,005	73,412,534

Investor Class	12,139,080	23,884,316

A Class	5,470,953	3,878,999

C Class	6,724,684	3,770,144

SP Class	N/A	92,281

Net assets:
Institutional Class	$359,443,333	$288,668,010

Y Class	$623,723,954	$760,875,028

Investor Class	$116,216,049	$246,848,782

A Class	$52,589,068	$40,182,240

C Class	$64,884,130	$39,065,994

SP Class	N/A	$957,013

Net asset value, offering and redemption price per share:
Institutional Class	$9.61	$10.36

Y Class	$9.60	$10.36

Investor Class	$9.57	$10.34

A Class	$9.61	$10.36

A Class (offering price)	$10.09	$10.63

C Class	$9.65	$10.36

SP Class	N/A	$10.37

† Cost of investments in unaffiliated securities	$1,187,547,727	$1,285,216,936
‡ Cost of investments in affiliated securities	$18,497,727	$217,537,218
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended February 28, 2018 (Unaudited)

	SiM High Yield Opportunities Fund	Sound Point Floating Rate Income Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$866,285	$-
Dividend income from affiliated securities	72,937	901,413
Interest income (net of foreign taxes)†	39,402,873	30,306,048

Total investment income	40,342,095	31,207,461

Expenses:
Management and sub-advisory fees (Note 2)	4,418,799	3,822,224
Transfer agent fees:
Institutional Class (Note 2)	151,589	39,209
Y Class (Note 2)	264,296	286,026
Investor Class	3,473	2,279
A Class	7,737	1,239
C Class	2,086	890
SP Class	-	225
Custody and fund accounting fees	51,873	112,153
Professional fees	55,753	42,699
Registration fees and expenses	69,088	162,047
Service fees (Note 2):
Investor Class	201,090	197,338
A Class	9,408	25,225
C Class	25,016	23,516
Distribution fees (Note 2):
A Class	75,467	44,489
C Class	336,769	174,948
SP Class	-	1,011
Prospectus and shareholder report expenses	65,794	17,244
Trustee fees (Note 2)	32,733	22,874
Other expenses	29,840	16,748

Total expenses	5,800,811	4,992,384

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(24,796)	56,516

Net expenses	5,776,015	5,048,900

Net investment income	34,566,080	26,158,561

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	10,361,849	(1,523,737)
Foreign currency transactions	(64,035)	-
Futures contracts	(833,016)	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(11,163,184)	4,618,064
Foreign currency transactions	(8,561)	-
Futures contracts	120,825	-

Net gain (loss) from investments	(1,586,122)	3,094,327

Net increase in net assets resulting from operations	$32,979,958	$29,252,888

† Foreign taxes	$39,740	$-
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	SiM High Yield Opportunities Fund		Sound Point Floating Rate Income Fund
	Six Months Ended February 28, 2018	Year Ended August 31, 2017	Six Months Ended February 28, 2018	Year Ended August 31, 2017
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$34,566,080	$70,121,842	$26,158,561	$21,944,378
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, and futures contracts	9,464,798	3,324,238	(1,523,737)	3,428,894
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	(11,050,920)	11,115,714	4,618,064	(97,215)

Net increase in net assets resulting from operations	32,979,958	84,561,794	29,252,888	25,276,057

Distributions to Shareholders:
Net investment income:
Institutional Class	(10,504,049)	(20,623,091)	(6,159,387)	(6,542,503)
Y Class	(17,696,044)	(29,088,824)	(14,452,804)	(10,872,357)
Investor Class	(3,093,123)	(6,890,982)	(3,646,994)	(2,806,600)
A Class	(1,652,932)	(4,476,817)	(789,989)	(857,851)
C Class	(1,592,607)	(3,314,854)	(649,766)	(622,300)
SP Class	-	-	(18,210)	(257,055)
Net realized gain from investments:
Institutional Class	-	-	(653,654)	(147,428)
Y Class	-	-	(1,522,613)	(190,454)
Investor Class	-	-	(381,529)	(69,215)
A Class	-	-	(87,467)	(24,053)
C Class	-	-	(88,440)	(23,779)
SP Class	-	-	(2,075)	(17,010)
Return of capital:
Institutional Class	-	(1,720,604)	-	-
Y Class	-	(2,843,585)	-	-
Investor Class	-	(529,582)	-	-
A Class	-	(390,036)	-	-
C Class	-	(271,445)	-	-

Net distributions to shareholders	(34,538,755)	(70,149,820)	(28,452,928)	(22,430,605)

Capital Share Transactions (Note 10):
Proceeds from sales of shares	294,697,026	665,020,665	596,089,358	970,627,322
Reinvestment of dividends and distributions	32,015,132	65,249,947	27,036,757	20,919,758
Cost of shares redeemed	(311,472,691)	(690,058,534)	(180,339,605)	(172,663,750)
Redemption fees	-	30,709	-	-

Net increase in net assets from capital share transactions	15,239,467	40,242,787	442,786,510	818,883,330

Net increase in net assets	13,680,670	54,654,761	443,586,470	821,728,782

Net Assets:
Beginning of period	1,203,175,864	1,148,521,103	933,010,597	111,281,815

End of period*	$1,216,856,534	$1,203,175,864	$1,376,597,067	$933,010,597

*Includes undistributed (overdistribution of) of net investment income	$(8,035,440)	$(8,062,765)	$406,016	$(35,395)

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of February 28, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large Institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
SP Class	Retail investors who invest directly through a financial intermediary such as a broker, or through employee directed benefit plans and were formerly shareholders of the Investor Class Shares of the Sound Point Floating Rate Income Fund prior to its reorganization.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable. For the year ended February 28, 2018, the Fund did not have commission recapture income.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the SiM High Yield Opportunities Fund imposed a 2% redemption fee on shares held for less than 90 days. The fee was deducted from the redemption proceeds and was intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method was used to determine the holding period. The fee was allocated to all classes of this Fund pro-rata based on the net assets. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees (the “Board”).

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisors pursuant to which each Funds has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Strategic Income Management, LLC

First $250 million	0.45%
Next $250 million	0.40%
Next $500 million	0.35%
Over $1 billion	0.30%

Sound Point Capital Management, LP

All Assets	0.35%

The Management and Sub-Advisory Fees paid by the Funds for the period ended February 28, 2018 were as follows:

SiM High Yield Opportunities Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,145,713
Sub-Advisor Fees	0.37%	2,273,086

Total	0.72%	$4,418,799

Sound Point Floating Rate Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,911,112
Sub-Advisor Fees	0.35%	1,911,112

Total	0.70%	$3,822,224

Distribution Plans

The Funds, except for the A, C, and SP Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A, C, and SP Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A and SP Classes and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes. of the Funds. As compensation for performing the duties

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

required under the Service Plans, the Manager receives an annualized fee, up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended February 28, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
SiM High Yield Opportunities	$413,258
Sound Point Floating Rate Income	313,584

As of February 28, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
SiM High Yield Opportunities	$65,218
Sound Point Floating Rate Income	60,438

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended February 28, 2018, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
SiM High Yield Opportunities	$6,604
Sound Point Floating Rate Income	82,925

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended February 28, 2018, the SiM High Yield Opportunities Fund borrowed on average $4,314,472 for 7 days at 1.86% with interest charges of $1,582. These amounts are recorded within “Other expenses” on the accompanying Statements of Operations. For the period ended February 28, 2018, the Sound Point Floating Rate Income Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended February 28, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	9/1/2017 - 2/28/2018	Reimbursed Expenses	(Recouped) Expenses
SiM High Yield Opportunities	Institutional	0.84%	$24,796	$-	2021
Sound Point Floating Rate Income	Institutional	0.84%	-	(51,807)	2021
Sound Point Floating Rate Income	A	N/A	-	(3,447)	2021
Sound Point Floating Rate Income	C	N/A	-	(958)	2021
Sound Point Floating Rate Income	SP	N/A	-	(304)	2021

Of these amounts, $2,313 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at February 28, 2018 for the SiM High Yield Opportunities Fund and $13,617 was disclosed as a payable to the Manager on the Statements of Assets and Liabilities at February 28, 2018 for the Sound Point Floating Rate Income Fund. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses		Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
SiM High Yield Opportunities	$-		$60,056	$-	2018
SiM High Yield Opportunities	-		175,131	-	2019
SiM High Yield Opportunities	-		44,356	-	2020
Sound Point Floating Rate Income	56,516	(1)	83,562	-	2019
Sound Point Floating Rate Income	-		14,168	-	2020

(1)Of this amount, $51,807, $3,447, $958, and $304 relate to Institutional, A, C, and SP classes respectively.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

February 28, 2018, Foreside collected $5,514 and $10,904 for SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended February 28, 2018, CDSC fees of $462 were collected for the Class A Shares of the Sound Point Floating Rate Income Fund. There were no CDSC fees collected for the Class A Shares of the SiM High Yield Opportunities Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended February 28, 2018, CDSC fees of $2,243 and $9,866 were collected for Class C Shares of the SiM High Yield Opportunities Fund and Sound Point Floating Rate Income Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers. Certain fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Funds normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Funds might incur certain costs and delays in realizing payment on a

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

loan or suffer a loss of principal and/or interest. The Funds may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans can be fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Funds may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Funds may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Funds purchases assignments from lenders, the Funds will acquire direct rights against the borrower on the loan.

The Funds earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on specific characteristics of each security. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Delayed Funding Loans and Revolving Credit Facilities

A Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specific term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid in accordance with procedures established by the Trust’s Board, in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Floating Rate Loan Interest

The Funds may invest in floating rate loan interests. The floating rate loan interests held by the Funds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds considers these investments to be investments in debt securities for purposes of its investment policies.

When the Funds purchase a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Funds having a contractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds’ investment in Participations involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Funds having a direct contractual relationship with the borrower, and the Funds may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Funds earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statements of Assets and Liabilities and Statements of Operations.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Illiquid and restricted securities outstanding at the period ended February 28, 2018 are disclosed in the Notes to the Schedules of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Funds, to purchase such unregistered securities if certain conditions are met.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities. Restricted securities outstanding during the period ended February 28, 2018 are disclosed in the Notes to the Schedules of Investments.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Payment-In-Kind Securities

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statement of Assets and Liabilities.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended February 28, 2018, the SiM High Yield Opportunities Fund entered into future contracts primarily for return enhancement and hedging.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended February 28, 2018
SiM High Yield Opportunities	420

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

SiM High Yield Opportunities Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of February 28, 2018:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$22,553	$-	$-	$-	$22,553

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$(966,406)	$-	$-	$-	$(966,406)

The effect of financial derivative instruments on the Statements of Operations as of February 28, 2018:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$(833,016)	$-	$-	$-	$(833,016)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$120,825	$-	$-	$-	$120,825

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Callable Securities Risk

The Funds may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call the Funds would lose the income that would have been earned to maturity on that security, and the proceeds received by the Funds may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Floating Rate Securities Risk

The interest rates payable on floating rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, interest payable on floating rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating rate securities typically increases. Changes in interest rates on floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in interest rates. The value of floating rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Funds may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Funds believe is its fair market value. In addition, transaction costs may be higher for restricted securities and the Funds may receive only limited information regarding the issuer of a restricted security. The Funds may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

The Funds are subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Funds. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets.

Liquidity Risk

The Funds are susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Loan Interests Risk

Unlike publicly traded common stocks which trade on national exchanges, there is no central place or exchange for loans, including bank loans and senior loans, to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. Extended trade settlement periods may, in unusual market conditions with a high volume of shareholder redemptions, present risk to shareholders regarding a Fund’s ability to pay redemption proceeds within the allowable time periods stated in its prospectus. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain loans may impair the ability of a Fund to sell its loan interests at a time when it may otherwise be desirable to do so or may require a Fund to sell them at prices that are less than what a Fund regards as their fair market value and may make it difficult to value such loans. Interest in loans made to finance highly leveraged companies or transactions, such as corporate acquisitions, may be especially vulnerable to adverse changes in economic or market conditions. When a Fund’s loan interest is a participation, the Fund is subject to the risk that the party selling the participation interest will not remit a Fund’s pro rata share of loan payments to the Fund, and the Fund may have less control over the exercise of remedies than the party selling the participation interest.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk

The Funds may invest in shares of other government money market funds. To the extent that the Funds invest in shares of other government money market funds, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Funds may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Unrated Securities Risk

Because the Funds may purchase securities that are not rated by any rating organization, the sub-advisor, after assessing their credit quality, may internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means a Fund might have difficulty selling them promptly at an acceptable price. Unrated securities may be subject to greater liquidity risk and price volatility.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, February 28, 2018.

SiM High Yield Opportunities Fund

Offsetting of Financial and Derivative Assets as of February 28, 2018:
	Assets	Liabilities
Futures Contracts	$22,553	$966,406

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$22,553	$966,406

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(22,553)	$(966,406)

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2018 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

As of February 28, 2018 the tax cost for the Funds and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SiM High Yield Opportunities	$1,217,547,947	$23,734,367	$(41,607,801)	$(17,873,434)
Sound Point Floating Rate Income	1,502,754,154	8,856,489	(4,277,608)	4,578,881

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2017, the SiM High Yield Opportunities Fund had $258,887 long-term post RIC MOD capital loss carryforwards. The Sound Point Floating Rate Income Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended February 28, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
SiM High Yield Opportunities	$326,916,035	$-	$326,783,264	$-
Sound Point Floating Rate Income	857,800,072	-	411,787,577	-

A summary of the Funds’ transactions in the USG Select Fund for the period ended February 28, 2018 were as follows:

Fund	Type of Transaction	August 31, 2017 Shares/Fair Value	Purchases	Sales	February 28, 2018 Shares/Fair Value	Dividend Income
SiM High Yield Opportunities	Direct	$-	$242,029,609	$223,531,882	$18,497,727	$71,937
Sound Point Floating Rate Income	Direct	170,748,662	345,482,007	298,693,451	217,537,218	901,413

9.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets. During the period ended February 28, 2018, the Funds did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	6,818,930	$66,186,965	15,647,330	$150,173,704
Reinvestment of dividends	1,069,711	10,381,316	2,299,796	22,102,305
Shares redeemed	(7,469,209)	(72,264,513)	(25,127,675)	(241,551,109)
Redemption fees	-	-	-	11,780

Net increase (decrease) in shares outstanding	419,432	$4,303,768	(7,180,549)	$(69,263,320)

	Y Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	18,908,952	$183,526,542	41,386,495	$398,109,836
Reinvestment of dividends	1,635,971	15,861,792	3,044,780	29,299,458
Shares redeemed	(15,702,946)	(151,702,433)	(31,395,984)	(301,265,477)
Redemption fees	-	-	-	10,944

Net increase in shares outstanding	4,841,977	$47,685,901	13,035,291	$126,154,761

	Investor Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	2,633,846	$25,525,929	6,496,757	$62,092,156
Reinvestment of dividends	306,764	2,966,446	741,851	7,110,929
Shares redeemed	(2,881,846)	(27,846,687)	(8,857,829)	(84,914,936)
Redemption fees	-	-	-	3,720

Net increase (decrease) in shares outstanding	58,764	$645,688	(1,619,221)	$(15,708,131)

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

	A Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	1,799,639	$17,522,358	4,552,437	$43,748,413
Reinvestment of dividends	147,310	1,430,562	384,259	3,698,284
Shares redeemed	(5,312,585)	(51,508,181)	(4,520,808)	(43,448,453)
Redemption fees	-	-	-	2,156

Net increase (decrease) in shares outstanding	(3,365,636)	$(32,555,261)	415,888	$4,000,400

	C Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
SiM High Yield Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	198,525	$1,935,232	1,130,695	$10,896,556
Reinvestment of dividends	141,084	1,375,016	314,547	3,038,971
Shares redeemed	(837,130)	(8,150,877)	(1,955,809)	(18,878,559)
Redemption fees	-	-	-	2,109

Net (decrease) in shares outstanding	(497,521)	$(4,840,629)	(510,567)	$(4,940,923)

	Institutional Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	7,937,118	$82,172,873	21,726,847	$224,650,825
Reinvestment of dividends	579,036	5,993,990	538,345	5,566,824
Shares redeemed	(3,006,577)	(31,107,643)	(6,095,376)	(63,030,808)

Net increase in shares outstanding	5,509,577	$57,059,220	16,169,816	$167,186,841

	Y Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	33,838,292	$350,525,377	51,197,786	$529,627,770
Reinvestment of dividends	1,495,014	15,478,277	1,041,044	10,780,963
Shares redeemed	(10,877,770)	(112,688,287)	(5,529,595)	(57,256,921)

Net increase in shares outstanding	24,455,536	$253,315,367	46,709,235	$483,151,812

	Investor Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	13,046,114	$134,796,241	14,619,832	$150,721,431
Reinvestment of dividends	389,256	4,019,270	278,051	2,871,134
Shares redeemed	(2,119,556)	(21,895,257)	(2,687,028)	(27,739,927)

Net increase in shares outstanding	11,315,814	$116,920,254	12,210,855	$125,852,638

	A Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,576,403	$16,320,240	3,308,134	$34,152,328
Reinvestment of dividends	84,264	872,250	84,321	872,006
Shares redeemed	(916,509)	(9,484,569)	(928,871)	(9,587,237)

Net increase in shares outstanding	744,158	$7,707,921	2,463,584	$25,437,097

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

	C Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,157,315	$11,987,158	2,900,381	$29,947,252
Reinvestment of dividends	63,079	652,930	53,622	554,986
Shares redeemed	(485,895)	(5,027,689)	(216,214)	(2,236,218)

Net increase in shares outstanding	734,499	$7,612,399	2,737,789	$28,266,020

	SP Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Sound Point Floating Rate Income Fund	Shares	Amount	Shares	Amount
Shares sold	27,697	$287,469	148,607	$1,527,716
Reinvestment of dividends	1,934	20,040	26,615	273,845
Shares redeemed	(13,154)	(136,160)	(1,242,423)	(12,812,639)

Net increase (decrease) in shares outstanding	16,477	$171,349	(1,067,201)	$(11,011,078)

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended February 28,		Year Ended August 31,

	2018		2017		2016		2015		2014		2013

	(unaudited)
Net asset value, beginning of period	$9.61		$9.49		$9.43		$10.35		$10.16		$9.93

Income (loss) from investment operations:
Net investment income	0.28		0.57		0.59		0.57		0.64		0.75
Net gains (losses) on investments (both realized and unrealized)	–		0.13		0.05		(0.65)		0.47		0.26

Total income from investment operations	0.28		0.70		0.64		(0.08)		1.11		1.01

Less distributions:
Dividends from net investment income	(0.28)		(0.53)		(0.52)		(0.55)		(0.69)		(0.75)
Distributions from net realized gains	–		–		–		(0.29)		(0.23)		(0.03)
Tax return of capital	–		(0.05	)A	(0.06	)A	–		–		–

Total distributions	(0.28)		(0.58)		(0.58)		(0.84)		(0.92)		(0.78)

Redemption fees added to beneficial interests	–		–		–	B	–	B	–	B	–	B

Net asset value, end of period	$9.61		$9.61		$9.49		$9.43		$10.35		$10.16

Total returnC	2.88	%D	7.51%		7.28%		(0.78)%		11.34%		10.29%

Ratios and supplemental data:
Net assets, end of period	$359,443,333		$355,492,590		$419,036,240		$230,287,454		$75,388,828		$45,471,117
Ratios to average net assets:
Expenses, before reimbursements	0.85	%E	0.85%		0.91%		0.88%		0.86%		0.93%
Expenses, net of reimbursements	0.84	%E	0.84%		0.84%		0.84%		0.84%		0.84%
Net investment income, before expense reimbursements	5.73	%E	6.00%		6.30%		5.38%		5.88%		7.11%
Net investment income, net of reimbursements	5.74	%E	6.01%		6.37%		5.41%		5.90%		7.20%
Portfolio turnover rate	27	%D	50%		57%		43%		38%		65%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended February 28,		Year Ended August 31,

	2018		2017		2016		2015		2014		2013

	(unaudited)
Net asset value, beginning of period	$9.60		$9.48		$9.42		$10.34		$10.14		$9.92

Income (loss) from investment operations:
Net investment income	0.28		0.58		0.59		0.53		0.64		0.73
Net gains (losses) on investments (both realized and unrealized)	–		0.11		0.05		(0.62)		0.46		0.25

Total income from investment operations	0.28		0.69		0.64		(0.09)		1.10		0.98

Less distributions:
Dividends from net investment income	(0.28)		(0.52)		(0.52)		(0.54)		(0.67)		(0.73)
Distributions from net realized gains	–		–		–		(0.29)		(0.23)		(0.03)
Tax return of capital	–		(0.05	)A	(0.06	)A	–		–		–

Total distributions	(0.28)		(0.57)		(0.58)		(0.83)		(0.90)		(0.76)

Redemption fees added to beneficial interests	–		–		–	B	–	B	–	B	–	B

Net asset value, end of period	$9.60		$9.60		$9.48		$9.42		$10.34		$10.14

Total returnC	2.87	%D	7.46%		7.21%		(0.87)%		11.33%		10.08%

Ratios and supplemental data:
Net assets, end of period	$623,723,954		$577,349,417		$446,395,255		$300,014,547		$247,179,395		$87,638,664
Ratios to average net assets:
Expenses, before reimbursements	0.86	%E	0.89%		0.91%		0.91%		0.94%		0.99%
Expenses, net of reimbursements	0.86	%E	0.89%		0.91%		0.93%		0.94%		0.93%
Net investment income, before expense reimbursements	5.73	%E	5.93%		6.28%		5.32%		5.77%		6.77%
Net investment income, net of reimbursements	5.73	%E	5.93%		6.29%		5.30%		5.77%		6.82%
Portfolio turnover rate	27	%D	50%		57%		43%		38%		65%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended February 28,		Year Ended August 31,

	2018		2017		2016		2015		2014		2013

	(unaudited)
Net asset value, beginning of period	$9.58		$9.45		$9.40		$10.32		$10.12		$9.90

Income (loss) from investment operations:
Net investment income	0.26		0.53		0.50		0.50		0.56		0.71
Net gains (losses) on investments (both realized and unrealized)	(0.01)		0.15		0.10		(0.61)		0.52		0.25

Total income from investment operations	0.25		0.68		0.60		(0.11)		1.08		0.96

Less distributions:
Dividends from net investment income	(0.26)		(0.51)		(0.49)		(0.52)		(0.65)		(0.71)
Distributions from net realized gains	–		–		–		(0.29)		(0.23)		(0.03)
Tax return of capital	–		(0.04	)A	(0.06	)A	–		–		–

Total distributions	(0.26)		(0.55)		(0.55)		(0.81)		(0.88)		(0.74)

Redemption fees added to beneficial interests	–		–		–	B	–	B	–	B	–	B

Net asset value, end of period	$9.57		$9.58		$9.45		$9.40		$10.32		$10.12

Total returnC	2.63	%D	7.31%		6.82%		(1.14)%		11.08%		9.84%

Ratios and supplemental data:
Net assets, end of period	$116,216,049		$115,679,739		$129,503,495		$196,928,349		$199,533,521		$248,052,347
Ratios to average net assets:
Expenses, before reimbursements	1.13	%E	1.13%		1.17%		1.19%		1.11%		1.15%
Expenses, net of reimbursements	1.13	%E	1.13%		1.18%		1.19%		1.11%		1.17%
Net investment income, before expense reimbursements	5.45	%E	5.70%		5.97%		5.05%		5.68%		6.81%
Net investment income, net of reimbursements	5.45	%E	5.70%		5.96%		5.05%		5.68%		6.79%
Portfolio turnover rate	27	%D	50%		57%		43%		38%		65%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended February 28,		Year Ended August 31,

	2018		2017		2016		2015		2014		2013

	(unaudited)
Net asset value, beginning of period	$9.61		$9.49		$9.43		$10.36		$10.15		$9.92

Income (loss) from investment operations:
Net investment income	0.22		0.55		0.54		0.49		0.57		0.69
Net gains (losses) on investments (both realized and unrealized)	0.05		0.11		0.07		(0.62)		0.49		0.26

Total income from investment operations	0.27		0.66		0.61		(0.13)		1.06		0.95

Less distributions:
Dividends from net investment income	(0.27)		(0.50)		(0.49)		(0.51)		(0.62)		(0.69)
Distributions from net realized gains	–		–		–		(0.29)		(0.23)		(0.03)
Tax return of capital	–		(0.04	)A	(0.06	)A	–		–		–

Total distributions	(0.27)		(0.54)		(0.55)		(0.80)		(0.85)		(0.72)

Redemption fees added to beneficial interests	–		–		–	B	–	B	–	B	–	B

Net asset value, end of period	$9.61		$9.61		$9.49		$9.43		$10.36		$10.15

Total returnC	2.77	%D	7.12%		6.87%		(1.27)%		10.87%		9.74%

Ratios and supplemental data:
Net assets, end of period	$52,589,068		$84,955,157		$79,917,424		$81,147,262		$93,060,715		$76,146,389
Ratios to average net assets:
Expenses, before reimbursements	1.07	%E	1.20%		1.23%		1.22%		1.33%		1.41%
Expenses, net of reimbursements	1.07	%E	1.20%		1.24%		1.24%		1.32%		1.35%
Net investment income, before expense reimbursements	5.48	%E	5.62%		5.99%		5.01%		5.44%		6.53%
Net investment income, net of reimbursements	5.48	%E	5.62%		5.98%		4.99%		5.45%		6.60%
Portfolio turnover rate	27	%D	50%		57%		43%		38%		65%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon SiM High Yield Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended February 28,		Year Ended August 31,

	2018		2017		2016		2015		2014		2013

	(unaudited)
Net asset value, beginning of period	$9.65		$9.53		$9.47		$10.40		$10.16		$9.94

Income (loss) from investment operations:
Net investment income	0.22		0.47		0.48		0.42		0.49		0.62
Net gains (losses) on investments (both realized and unrealized)	0.01		0.12		0.06		(0.62)		0.50		0.25

Total income from investment operations	0.23		0.59		0.54		(0.20)		0.99		0.87

Less distributions:
Dividends from net investment income	(0.23)		(0.43)		(0.43)		(0.44)		(0.52)		(0.62)
Distributions from net realized gains	–		–		–		(0.29)		(0.23)		(0.03)
Tax return of capital	–		(0.04	)A	(0.05	)A	–		–		–

Total distributions	(0.23)		(0.47)		(0.48)		(0.73)		(0.75)		(0.65)

Redemption fees added to beneficial interests	–		–		–	B	–	B	–	B	–	B

Net asset value, end of period	$9.65		$9.65		$9.53		$9.47		$10.40		$10.16

Total returnC	2.37	%D	6.33%		6.08%		(1.98)%		10.12%		8.81%

Ratios and supplemental data:
Net assets, end of period	$64,884,130		$69,698,961		$73,668,689		$73,213,378		$76,536,190		$60,829,392
Ratios to average net assets:
Expenses, before reimbursements	1.85	%E	1.94%		1.97%		1.97%		2.08%		2.15%
Expenses, net of reimbursements	1.85	%E	1.94%		1.99%		1.99%		2.07%		2.09%
Net investment income, before expense reimbursements	4.73	%E	4.90%		5.26%		4.26%		4.68%		5.76%
Net investment income, net of reimbursements	4.73	%E	4.90%		5.25%		4.24%		4.69%		5.82%
Portfolio turnover rate	27	%D	50%		57%		43%		38%		65%

A	Tax return of capital is calculated based on outstanding shares at the time of distribution.
B	Amount represents less than $0.01 per share. Effective December 29, 2016, the redemption fee was terminated by the Trust’s Board of Trustees.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended February 28,		Year Ended August 31,							December 3, 2012A to August 31,

	2018		2017	2016		2015		2014		2013

	(unaudited)
Net asset value, beginning of period	$10.35		$10.20	$10.38		$10.49		$10.58		$10.00

Income (loss) from investment operations:
Net investment income	0.25		0.46	0.51		0.52	B	0.57		0.14
Net gains (losses) on investments (both realized and unrealized)	0.04		0.18	(0.10)		0.06		0.14		0.50

Total income from investment operations	0.29		0.64	0.41		0.58		0.71		0.64

Less distributions:
Dividends from net investment income	(0.25)		(0.47)	(0.55)		(0.52)		(0.58)		(0.06)
Distributions from net realized gains	(0.03)		(0.02)	(0.04)		(0.17)		(0.22)		–

Total distributions	(0.28)		(0.49)	(0.59)		(0.69)		(0.80)		(0.06)

Net asset value, end of period	$10.36		$10.35	$10.20		$10.38		$10.49		$10.58

Total returnC	2.75	%D	6.37%	4.12%		5.75%		6.92%		6.40	%D

Ratios and supplemental data:
Net assets, end of period	$288,668,010		$231,445,512	$63,147,618		$42,903,291		$19,578,492		$17,779,147
Ratios to average net assets:
Expenses, before reimbursements	0.80	%E	0.85%	1.26%		1.88%		2.37%		3.33	%E
Expenses, net of reimbursements	0.84	%E	0.84%	0.92	%F	0.90%		1.58	%G	2.08	%E
Net investment income (loss), before expense reimbursements	4.92	%E	4.51%	4.78%		4.06%		4.56%		(0.86	)%E
Net investment income, net of reimbursements	4.88	%E	4.52%	5.12%		5.04%		5.35%		2.11	%E
Portfolio turnover rate	40	%D	86%	168%		196%		165%		197%

A	Commencement of operations for the Predecessor Fund.
B	Per share amounts have been calculated using the average shares method.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to pre-adoption expenses.
G	The expense limitation for the Institutional Class Shares was reduced from 1.60% to 0.90% upon reorganization into the Trust. Prior to the reorganization on May 31, 2014, the Fund was organized as a closed-end, non-diversified, management investment company.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017	December 11, 2015A to August 31, 2016

	(unaudited)
Net asset value, beginning of period	$10.36		$10.21	$10.34

Income (loss) from investment operations:
Net investment income	0.25		0.46	0.53
Net gains (losses) on investments (both realized and unrealized)	0.03		0.17	(0.09)

Total income from investment operations	0.28		0.63	0.44

Less distributions:
Dividends from net investment income	(0.25)		(0.46)	(0.53)
Distributions from net realized gains	(0.03)		(0.02)	(0.04)

Total distributions	(0.28)		(0.48)	(0.57)

Net asset value, end of period	$10.36		$10.36	$10.21

Total returnB	2.64	%C	6.27%	4.37	%C

Ratios and supplemental data:
Net assets, end of period	$760,875,028		$507,077,617	$22,952,034
Ratios to average net assets:
Expenses, before reimbursements	0.86	%D	0.92%	1.42	%D
Expenses, net of reimbursements	0.86	%D	0.93%	0.94	%D
Net investment income, before expense reimbursements	4.85	%D	4.43%	4.64	%D
Net investment income, net of reimbursements	4.85	%D	4.42%	5.11	%D
Portfolio turnover rate	40	%C	86%	168	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from December 11, 2015 through August 31, 2016 and is not annualized.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017	December 11, 2015A to August 31, 2016

	(unaudited)
Net asset value, beginning of period	$10.33		$10.18	$10.33

Income (loss) from investment operations:
Net investment income	0.24		0.46	0.50
Net gains (losses) on investments (both realized and unrealized)	0.04		0.15	(0.09)

Total income from investment operations	0.28		0.61	0.41

Less distributions:
Dividends from net investment income	(0.24)		(0.44)	(0.52)
Distributions from net realized gains	(0.03)		(0.02)	(0.04)

Total distributions	(0.27)		(0.46)	(0.56)

Net asset value, end of period	$10.34		$10.33	$10.18

Total returnB	2.66	%C	6.12%	4.16	%C

Ratios and supplemental data:
Net assets, end of period	$246,848,782		$129,817,379	$3,641,581
Ratios to average net assets:
Expenses, before reimbursements	1.02	%D	1.07%	1.31	%D
Expenses, net of reimbursements	1.02	%D	1.09%	1.22	%D
Net investment income, before expense reimbursements	4.70	%D	4.24%	4.26	%D
Net investment income, net of reimbursements	4.70	%D	4.22%	4.35	%D
Portfolio turnover rate	40	%C	86%	168	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from December 11, 2015 through August 31, 2016 and is not annualized.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017	December 11, 2015A to August 31, 2016

	(unaudited)
Net asset value, beginning of period	$10.35		$10.20	$10.33

Income (loss) from investment operations:
Net investment income	0.23		0.42	0.51
Net gains (losses) on investments (both realized and unrealized)	0.04		0.17	(0.10)

Total income from investment operations	0.27		0.59	0.41

Less distributions:
Dividends from net investment income	(0.23)		(0.42)	(0.50)
Distributions from net realized gains	(0.03)		(0.02)	(0.04)

Total distributions	(0.26)		(0.44)	(0.54)

Net asset value, end of period	$10.36		$10.35	$10.20

Total returnB	2.57	%C	5.92%	4.13	%C

Ratios and supplemental data:
Net assets, end of period	$40,182,240		$32,450,342	$6,849,306
Ratios to average net assets:
Expenses, before reimbursements	1.17	%D	1.22%	1.67	%D
Expenses, net of reimbursements	1.19	%D	1.24%	1.24	%D
Net investment income, before expense reimbursements	4.54	%D	4.07%	4.51	%D
Net investment income, net of reimbursements	4.52	%D	4.04%	4.93	%D
Portfolio turnover rate	40	%C	86%	168	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from December 11, 2015 through August 31, 2016 and is not annualized.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017	December 11, 2015A to August 31, 2016

	(unaudited)
Net asset value, beginning of period	$10.35		$10.21	$10.33

Income (loss) from investment operations:
Net investment income	0.19		0.35	0.45
Net gains (losses) on investments (both realized and unrealized)	0.04		0.16	(0.08)

Total income from investment operations	0.23		0.51	0.37

Less distributions:
Dividends from net investment income	(0.19)		(0.35)	(0.45)
Distributions from net realized gains	(0.03)		(0.02)	(0.04)

Total distributions	(0.22)		(0.37)	(0.49)

Net asset value, end of period	$10.36		$10.35	$10.21

Total returnB	2.20	%C	5.03%	3.67	%C

Ratios and supplemental data:
Net assets, end of period	$39,065,994		$31,434,098	$3,040,244
Ratios to average net assets:
Expenses, before reimbursements	1.91	%D	1.97%	2.55	%D
Expenses, net of reimbursements	1.91	%D	1.99%	1.99	%D
Net investment income, before expense reimbursements	3.80	%D	3.31%	3.50	%D
Net investment income, net of reimbursements	3.79	%D	3.29%	4.06	%D
Portfolio turnover rate	40	%C	86%	168	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from December 11, 2015 through August 31, 2016 and is not annualized.

See accompanying notes

American Beacon Sound Point Floating Rate Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	SP Class A
	Six Months Ended February 28, 2018		Year Ended August 31,						May 31, 2014B to August 31, 2014
			2017		2016		2015

	(unaudited)
Net asset value, beginning of period	$10.36		$10.19		$10.38		$10.49		$10.62	C

Income (loss) from investment operations:
Net investment income	0.75		0.25	D	0.30		0.43	D	0.13
Net gains (losses) on investments (both realized and unrealized)	(0.48)		0.37		0.07		0.12		(0.00	)E

Total income from investment operations	0.27		0.62		0.37		0.55		0.13

Less distributions:
Dividends from net investment income	(0.23)		(0.43)		(0.52)		(0.49)		(0.26)
Distributions from net realized gains	(0.03)		(0.02)		(0.04)		(0.17)		–

Total distributions	(0.26)		(0.45)		(0.56)		(0.66)		(0.26)

Net asset value, end of period	$10.37		$10.36		$10.19		$10.38		$10.49

Total returnF	2.60	%G	6.13%		3.70%		5.53%		1.19	%G

Ratios and supplemental data:
Net assets, end of period	$957,013		$785,649		$11,651,032		$125,577		$1,138
Ratios to average net assets:
Expenses, before reimbursements	1.07	%H	1.08%		1.49%		1.74%		1.95	%H
Expenses, net of reimbursements	1.15	%H	1.12%		1.19	%I	1.15%		1.15	%H
Net investment income, before expense reimbursements	4.64	%H	4.25%		4.01%		3.59%		3.70	%H
Net investment income, net of reimbursements	4.56	%H	4.21%		4.30%		4.18%		4.50	%H
Portfolio turnover rate	40	%G	86%		168%		196%		17	%G

A	Prior to the reorganization on December 11, 2015, the SP Class was known as the Investor Class.
B	Commencement of operations for the Predecessor Fund is December 31, 2010.
C	NAV at Class inception.
D	Per share amounts have been calculated using the average shares method.
E	Amount represents less than $0.01 per share.
F	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
G	Not annualized.
H	Annualized.
I	Expense ratios may exceed stated expense caps in Note 2 due to pre-adoption expenses.

See accompanying notes

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To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also made available on the Funds’ website at www.americanbeaconfunds.com, approximately sixty days after the end of each quarter for the Sound Point Floating Rate Income Fund and twenty days after the end of each month for the SiM High Yield Opportunities Fund.

Availability of Proxy Voting Policy and Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website at www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, TX	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon SiM High Yield Opportunities Fund and American Beacon Sound Point Floating Rate Income Fund are service marks of American Beacon Advisors, Inc.

SAR 2/18

American Beacon® FUNDS

2018 SEMI-ANNUAL REPORT

February 28, 2018

FLEXIBLE BOND FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Important Information: Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Investments in high- yield securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Although the Fund has a flexible approach to investing, diversification does not ensure against loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Advisors	February 28, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals: Institutional wisdom + earned alpha = enduring value.

▶   We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶ We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶	We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

The markets and U.S. economy were robust during calendar year 2017. However, during periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Flexible Bond FundSM

Performance Overview

February 28, 2018 (Unaudited)

The Investor Class of the American Beacon Flexible Bond Fund (the “Fund”) returned 1.04% for the six months ended February 28, 2018. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index return of -2.18% and the BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index return of 0.61% for the same period.

Total Returns for the Period ended February 28, 2018
	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (7/5/2011)
Institutional Class (1,2,4)	AFXIX	1.22%	4.70%	2.03%	1.31%	2.59%
Y Class (1,2,4)	AFXYX	1.11%	4.60%	1.92%	1.21%	2.49%
Investor Class (1,2,4)	AFXPX	1.04%	4.32%	1.63%	0.95%	2.27%
A without Sales Charge (1,2,4)	AFXAX	1.03%	4.30%	1.61%	0.88%	2.15%
A with Sales Charge (1,2,4)	AFXAX	-3.80%	-0.69%	-0.02%	-0.10%	1.41%
C without Sales Charge (1,2,4)	AFXCX	0.66%	3.53%	0.85%	0.12%	1.48%
C with Sales Charge (1,2,4)	AFXCX	-0.34%	2.53%	0.85%	0.12%	1.48%

Bloomberg Barclays U.S. Aggregate Bond Index (3)		-2.18%	0.51%	1.14%	1.71%	2.60%
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index (3)		0.61%	1.17%	0.73%	0.54%	0.50%

*	Not annualized.

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total returns reported in the financial highlights. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

3.	The BofA Merrill Lynch 3 Month LIBOR Constant Maturity Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Bloomberg Barclays U.S. Aggregate Bond Index is a market weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities.

4.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares were 1.12%, 1.20%, 1.39%, 1.51%, and 2.25%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund performed well during the period producing positive returns while interest rates rose and the broader bond market (Bloomberg Barclays Aggregate) was negative. The Fund’s duration remained under one year, which was a significant factor in protecting it from rising interest rates. By comparison, the Bloomberg Barclays U.S. Aggregate Bond Index duration ended the period at 6.1 years. Additionally, a large portion of the Fund’s core holdings were global corporate, sovereign and asset-backed securities, which provided incremental yield to the portfolio. Spread sectors produced mixed results over the period. Floating rate bank loans and high-yield bonds added value as they are inherently more protected from rising rates. On the other hand, investment-grade credit positions gave up a little ground. Overall, the Fund’s weighted-average credit quality remained investment grade.

Within currencies, the Fund reported gains in its long positions in the Malaysian ringgit, Polish zloty, British pound, and South African rand all of which appreciated in value relative to the U.S. dollar.

The Fund reported losses, however, in its short currency positions notably the euro, Taiwan new dollar, and Korean won all of which appreciated during the period relative to the U.S. dollar. The Fund’s largest long foreign currency position, the Mexican peso, suffered over the period as trade protectionism rhetoric from the U.S. and

2

American Beacon Flexible Bond FundSM

Performance Overview

February 28, 2018 (Unaudited)

uncertainty surrounding this year’s presidential election hurt the currency’s prospects. This long position has persisted for several years as the fundamental attractiveness continues despite recent losses.

Looking forward, the Fund’s investment managers will continue to allocate investments across a wide range of global markets seeking to achieve the Fund’s goal of providing a positive total return, regardless of market conditions, over a full market cycle.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds 1.625%, Due 07/31/2019		4.5
U.S. Treasury Notes/Bonds 1.712%, Due 07/31/2019		3.1
U.S. Treasury Notes/Bonds 1.722%, Due 04/30/2019		2.4
Federal National Mortgage Association 3.500%, Due 04/01/2048		2.1
Japan Treasury Discount Bill, Due 03/31/2018		1.9
Brazil Notas do Tesouro Nacional Serie F 10.000%, Due 01/31/2017		1.6
Mexican Bonos Due 7.750%, Due 11/13/2042		1.4
U.S. Treasury Notes/Bonds 2.000%, Due 05/31/2024		1.4
Morgan Stanley Due 3.025%, Due 04/30/2018		1.3
U.S. Treasury Notes/Bonds 2.000%, Due 08/31/2025		1.2

Total Fund Holdings	388

Sector Allocation (% Investments)
U.S. Treasury Obligations		20.3
Foreign Sovereign Obligations		17.4
Asset-Backed Obligations		15.4
Financial		14.7
Collateralized Mortgage Obligations		13.1
Foreign Government Obligations		4.3
Consumer, Cyclical		2.9
U.S. Agency Mortgage-Backed Obligations		2.2
Energy		2.1
Communications		1.8
Consumer, Non-Cyclical		1.6
Technology		0.9
Consumer		0.8
Industrial		0.6
Commercial Mortgage-Backed Obligations		0.5
Municipal Obligations		0.3
Manufacturing		0.3
Utilities		0.2
Exchange-Traded Instruments		0.2
Basic Materials		0.2
Telecommunications		0.1
Health Care		0.1

Top Ten Country Weightings (% Investments)
United States		64.0
Cayman Islands		6.0
Mexico		4.0
Japan		3.9
South Africa		2.1
Malaysia		2.1
Brazil		2.0
United Kingdom		1.8
Poland		1.6
Australia		1.5

3

American Beacon Flexible Bond FundSM

Expense Examples

February 28, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2017 through February 28, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

4

American Beacon Flexible Bond FundSM

Expense Examples

February 28, 2018 (Unaudited)

American Beacon Flexible Bond Fund
	Beginning Account Value 9/1/2017	Ending Account Value 2/28/2018	Expenses Paid During Period 9/1/2017-2/28/2018*
Institutional Class
Actual	$1,000.00	$1,012.20	$4.49
Hypothetical**	$1,000.00	$1,020.30	$4.51
Y Class
Actual	$1,000.00	$1,011.10	$4.94
Hypothetical**	$1,000.00	$1,019.90	$4.96
Investor Class
Actual	$1,000.00	$1,010.40	$6.33
Hypothetical**	$1,000.00	$1,018.50	$6.36
A Class
Actual	$1,000.00	$1,010.30	$6.43
Hypothetical**	$1,000.00	$1,018.40	$6.46
C Class
Actual	$1,000.00	$1,006.50	$10.15
Hypothetical**	$1,000.00	$1,014.70	$10.19

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.90%, 0.99%, 1.27%, 1.29%, and 2.04% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

5

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*	Fair Value

BANK LOAN OBLIGATIONSA - 1.48%
Basic Materials - 0.16%
Golden Nugget, Inc., 4.979%, Due 10/4/2023, 2017 Incremental Term Loan, (1 mo. LIBOR + 3.250%)	$198,992	$200,510

Consumer - 0.79%
Burlington Coat Factory Warehouse Corporation, 4.090%, Due 11/17/2024, 2017 Term Loan B5, (3 mo. LIBOR + 2.500%)	294,263	294,721
Hilton Worldwide Finance, LLC, 3.621%, Due 10/25/2023, Term Loan B2, (1 mo. LIBOR + 2.000%)	690,972	694,641

		989,362

Energy - 0.08%
Energy Future Intermediate Holding Co. LLC, 4.474%, Due 6/30/2018, 2017 DIP Term Loan, (1 Week LIBOR + 3.000%)	100,000	99,988

Health Care - 0.08%
Centene Corporation, 0.000%, Due 9/13/2018, Bridge Term LoanB M	100,000	99,625

Manufacturing - 0.25%
Air Canada, 3.984%, Due 10/6/2023, 2017 Term Loan B, (3 mo. LIBOR + 2.000%)	89,775	90,112
Allison Transmission, Inc., 3.650%, Due 9/23/2022, New Term Loan B3, (1 mo. LIBOR + 2.000%)	222,875	224,749

		314,861

Telecommunications - 0.12%
CenturyLink, Inc., 4.398%, Due 1/31/2025, 2017 Term Loan B, (1 mo. LIBOR + 2.750%)	50,000	49,113
Charter Communications Operating, LLC, 3.650%, Due 4/30/2025, 2017 Term Loan B, (1 mo. LIBOR + 2.000%)	98,500	98,685

		147,798

Total Bank Loan Obligations (Cost $1,845,922)		1,852,144

CORPORATE OBLIGATIONS - 17.61%
Communications - 1.55%
Amazon.com, Inc., 4.050%, Due 8/22/2047C	100,000	99,370
AT&T, Inc.,
2.450%, Due 6/30/2020	100,000	98,925
2.850%, Due 2/14/2023	260,000	258,719
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, Due 7/23/2025	100,000	102,800
DISH DBS Corp., 7.875%, Due 9/1/2019	100,000	105,500
NBCUniversal Enterprise, Inc., 2.095%, Due 4/1/2021, (3 mo. USD LIBOR + 0.400%)C D	775,000	778,523
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC, 3.360%, Due 3/20/2023C	187,500	187,969
T-Mobile USA, Inc., 6.500%, Due 1/15/2024	15,000	15,713
Verizon Communications, Inc.,
3.125%, Due 3/16/2022	200,000	198,699
4.125%, Due 3/16/2027	100,000	101,582

		1,947,800

Consumer, Cyclical - 2.62%
American Airlines Pass Through Trust, 3.250%, Due 4/15/2030	97,245	93,586
Continental Airlines Pass Through Trust, 6.125%, Due 4/29/2018	210,000	211,313
Daimler Finance North America LLC,
2.300%, Due 1/6/2020C	200,000	197,829
2.354%, Due 2/22/2021C E	665,000	665,075
eBay, Inc., 2.637%, Due 1/30/2023, (3 mo. USD LIBOR + 0.870%)D	91,000	91,428
Ford Motor Credit Co. LLC,
2.489%, Due 6/15/2018, (3 mo. USD LIBOR + 0.900%)D	745,000	746,052
2.979%, Due 8/3/2022	250,000	242,051
General Motors Financial Co., Inc.,
2.650%, Due 4/13/2020, (3 mo. USD LIBOR + 0.930%)D	795,000	803,876
3.003%, Due 6/30/2022, (3 mo. USD LIBOR + 1.310%)D	160,000	163,157
PetSmart, Inc., 5.875%, Due 6/1/2025C	100,000	78,000

		3,292,367

See accompanying notes

6

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 17.61% (continued)
Consumer, Non-Cyclical - 1.31%
Becton Dickinson and Co., 2.881%, Due 12/29/2020E		$160,000	$160,186
Cardinal Health, Inc., 2.616%, Due 6/15/2022		210,000	203,217
Celgene Corp., 2.750%, Due 2/15/2023		70,000	67,875
Conagra Brands, Inc., 2.204%, Due 10/9/2020E		50,000	50,037
Constellation Brands, Inc., 2.250%, Due 11/6/2020		90,000	88,203
Dignity Health, 2.637%, Due 11/1/2019		300,000	298,822
ERAC USA Finance LLC, 4.500%, Due 8/16/2021C		100,000	104,323
HCA Healthcare, Inc., 6.250%, Due 2/15/2021		50,000	52,625
HCA, Inc., 6.500%, Due 2/15/2020		100,000	105,500
Smithfield Foods, Inc., 3.350%, Due 2/1/2022C		195,000	191,587
Teva Pharmaceutical Finance IV LLC, 2.250%, Due 3/18/2020		50,000	48,375
Universal Health Services, Inc.,
3.750%, Due 8/1/2019C		100,000	100,750
4.750%, Due 8/1/2022C		70,000	70,875
Zimmer Biomet Holdings, Inc., 3.150%, Due 4/1/2022		100,000	98,408

			1,640,783

Energy - 0.88%
Cheniere Corpus Christi Holdings LLC, 5.875%, Due 3/31/2025		70,000	74,025
Extraction Oil & Gas, Inc., 7.375%, Due 5/15/2024C		100,000	105,500
Kinder Morgan, Inc.,
5.000%, Due 2/15/2021C		205,000	213,885
5.200%, Due 3/1/2048		130,000	130,123
MPLX LP,
4.500%, Due 4/15/2038		35,000	33,958
4.900%, Due 4/15/2058		40,000	38,480
Murphy Oil Corp., 5.750%, Due 8/15/2025		100,000	99,650
Newfield Exploration Co., 5.375%, Due 1/1/2026		100,000	103,250
ONEOK, Inc., 4.250%, Due 2/1/2022		85,000	87,150
Sabine Pass Liquefaction LLC,
5.750%, Due 5/15/2024		100,000	107,989
5.000%, Due 3/15/2027		100,000	103,864

			1,097,874

Financial - 9.73%
2013-2 Aviation Loan Trust, 3.699%, Due 12/15/2022, (3 mo. USD LIBOR + 2.110%)C D		57,374	57,254
AGFC Capital Trust I, 3.472%, Due 1/15/2067, (3 mo. USD LIBOR + 1.750%)C D		300,000	153,000
American Express Credit Corp., 2.382%, Due 7/31/2018, (3 mo. USD LIBOR + 0.610%)D		820,000	821,104
Ares Capital Corp., 3.500%, Due 2/10/2023		150,000	145,390
Athene Global Funding, 2.750%, Due 4/20/2020C		200,000	198,407
Bank of America Corp.,
5.650%, Due 5/1/2018		500,000	502,895
2.762%, Due 1/15/2019, (3 mo. USD LIBOR + 1.040%)D		700,000	705,130
2.565%, Due 4/1/2019, (3 mo. USD LIBOR + 0.870%)D		535,000	539,062
2.369%, Due 7/21/2021, (3 mo. USD LIBOR + 0.660%)D		200,000	197,147
3.004%, Due 12/20/2023C E		107,000	104,741
4.125%, Due 1/22/2024		100,000	103,432
4.383%, Due 10/21/2025E F G	MXN	3,000,000	194,158
Blackstone CQP Holdco LP, 6.500%, Due 3/20/2021C		50,000	50,437
Brookfield Finance LLC, 4.000%, Due 4/1/2024		50,000	50,572
CIT Group, Inc., 5.800%, Due 6/15/2022, (3 mo. USD LIBOR + 3.972%)D		100,000	101,000
Citibank NA, 2.189%, Due 2/12/2021E		590,000	589,675
Citigroup, Inc.,
2.450%, Due 4/27/2018, (3 mo. USD LIBOR + 0.690%)D		595,000	595,428
2.900%, Due 12/8/2021		240,000	236,900
2.750%, Due 4/25/2022		50,000	48,898
2.876%, Due 7/24/2023, (3 mo. USD LIBOR + 0.950%)D		50,000	48,794
2.985%, Due 5/17/2024, (3 mo. USD LIBOR + 1.100%)D		150,000	152,524
Exela Intermediate LLC / Exela Finance, Inc., 10.000%, Due 7/15/2023C		50,000	49,813
Five Corners Funding Trust, 4.419%, Due 11/15/2023C		100,000	104,908
Goldman Sachs Group, Inc.,
7.500%, Due 2/15/2019		232,000	242,245
2.600%, Due 4/23/2020		130,000	128,985
5.750%, Due 1/24/2022		58,000	62,904
2.876%, Due 10/31/2022E		100,000	98,033

See accompanying notes

7

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 17.61% (continued)
Financial - 9.73% (continued)
Goldman Sachs Group, Inc., (continued)
2.556%, Due 2/23/2023E		$1,150,000	$1,150,815
2.545%, Due 6/5/2023, (3 mo. USD LIBOR + 1.050%)D		200,000	202,435
2.741%, Due 7/24/2023, (3 mo. USD LIBOR + 1.000%)D		100,000	100,980
International Lease Finance Corp.,
3.875%, Due 4/15/2018		130,000	130,247
5.875%, Due 4/1/2019		80,000	82,598
4.625%, Due 4/15/2021		70,000	72,316
JPMorgan Chase & Co.,
2.750%, Due 6/23/2020		250,000	249,273
4.400%, Due 7/22/2020		10,000	10,343
3.486%, Due 3/1/2021, (3 mo. USD LIBOR + 1.480%)D		300,000	310,445
3.220%, Due 3/1/2025, (3 mo. USD LIBOR + 1.155%)D		100,000	98,085
KeyCorp, 2.900%, Due 9/15/2020		100,000	99,808
Metropolitan Life Global Funding I, 1.833%, Due 9/19/2019C E		450,000	450,898
Morgan Stanley,
3.025%, Due 4/25/2018, (3 mo. USD LIBOR + 1.280%)D		1,600,000	1,602,494
7.300%, Due 5/13/2019		300,000	315,687
5.500%, Due 7/24/2020		350,000	370,329
Navient Corp., 4.875%, Due 6/17/2019		100,000	101,125
Provident Funding Associates LP / PFG Finance Corp., 6.375%, Due 6/15/2025C		50,000	51,125
Regions Financial Corp., 2.750%, Due 8/14/2022		100,000	97,476
Voya Financial, Inc., 4.700%, Due 1/23/2048C E		50,000	47,771
Wells Fargo & Co.,
2.600%, Due 7/22/2020		100,000	99,203
2.625%, Due 7/22/2022		300,000	291,233

			12,217,522

Industrial - 0.51%
Crown Americas LLC / Crown Americas Capital Corp., 4.750%, Due 2/1/2026C		100,000	98,500
GATX Corp., 2.507%, Due 11/5/2021E		100,000	100,505
Harris Corp., 2.247%, Due 4/30/2020E		100,000	100,252
Roper Technologies, Inc., 2.800%, Due 12/15/2021		240,000	235,596
Textron, Inc., 2.361%, Due 11/10/2020E		100,000	100,023

			634,876

Technology - 0.77%
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.000%, Due 1/15/2022		100,000	97,727
Dell International LLC / EMC Corp.,
3.480%, Due 6/1/2019C		50,000	50,317
4.420%, Due 6/15/2021C		270,000	275,670
Electronic Arts, Inc., 3.700%, Due 3/1/2021		70,000	71,539
First Data Corp., 5.375%, Due 8/15/2023C		210,000	213,656
Hewlett Packard Enterprise Co., 3.600%, Due 10/15/2020		260,000	262,986

			971,895

Utilities - 0.24%
Dominion Energy, Inc., 2.000%, Due 8/15/2021		110,000	105,646
FirstEnergy Corp., 2.850%, Due 7/15/2022, Series A		100,000	97,191
Sempra Energy, 2.039%, Due 3/15/2021E		100,000	100,171

			303,008

Total Corporate Obligations (Cost $22,326,581)			22,106,125

FOREIGN CORPORATE OBLIGATIONS - 6.74%
Communications - 0.26%
SFR Group S.A., 5.625%, Due 5/15/2024F	EUR	100,000	123,512
Tencent Holdings Ltd., 2.875%, Due 2/11/2020C		200,000	200,124

			323,636

Consumer, Cyclical - 0.29%
1011778 BC ULC / New Red Finance, Inc., 4.250%, Due 5/15/2024C		100,000	95,500
Alimentation Couche-Tard, Inc., 2.700%, Due 7/26/2022C		150,000	145,066
IHO Verwaltungs GmbH, 3.750%, Due 9/15/2026, (PIK + 4.500%)F	EUR	100,000	128,710

			369,276

See accompanying notes

8

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 6.74% (continued)
Consumer, Non-Cyclical - 0.31%
Allergan Funding SCS, 3.000%, Due 3/12/2020		$100,000	$99,931
Teva Pharmaceutical Finance Netherlands III B.V.,
1.400%, Due 7/20/2018		100,000	99,749
2.200%, Due 7/21/2021		200,000	185,307

			384,987

Energy - 1.09%
Cenovus Energy, Inc., 5.700%, Due 10/15/2019		100,000	103,778
Enbridge, Inc., 2.108%, Due 1/10/2020E		150,000	150,026
Petrobras Global Finance B.V.,
8.375%, Due 5/23/2021		150,000	167,773
5.999%, Due 1/27/2028C		291,000	286,635
Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.750%, Due 9/30/2019F		250,000	263,750
Sinopec Group Overseas Development 2014 Ltd., 4.375%, Due 4/10/2024F		200,000	205,963
Sinopec Group Overseas Development 2017 Ltd., 2.250%, Due 9/13/2020C		200,000	195,738

			1,373,663

Financial - 4.57%
Barclays PLC, 8.250%, Due 12/15/2018, (5-Yr. Semi-Annual USD Swap + 6.705%)D		100,000	103,750
BNP Paribas S.A., 2.950%, Due 5/23/2022C		200,000	196,345
BNZ International Funding Ltd., 2.400%, Due 2/21/2020C		250,000	247,507
BPCE S.A., 2.864%, Due 5/31/2022, (3 mo. USD LIBOR + 0.880%)D		250,000	253,700
Credit Suisse AG, 6.500%, Due 8/8/2023C		100,000	110,250
Credit Suisse Group Funding Guernsey Ltd., 3.750%, Due 3/26/2025		250,000	246,781
Deutsche Bank AG, 4.250%, Due 10/14/2021		200,000	203,992
DNB Bank ASA, 2.375%, Due 6/2/2021C		300,000	293,600
Emerald Bay S.A., 0.010%, Due 10/8/2020C	EUR	49,000	55,446
Lloyds Banking Group PLC,
7.625%, Due 6/27/2023, (5-Yr. GBP Swap + 5.010%)D F	GBP	500,000	786,439
2.907%, Due 11/7/2023E		200,000	193,501
Macquarie Bank Ltd., 2.047%, Due 4/4/2019C E		445,000	445,234
Macquarie Group Ltd., 3.189%, Due 11/28/2023C E		130,000	126,164
Mitsubishi UFJ Financial Group, Inc.,
2.190%, Due 9/13/2021		200,000	193,745
2.998%, Due 2/22/2022		210,000	206,814
Mizuho Financial Group, Inc., 2.632%, Due 4/12/2021C		210,000	206,442
National Australia Bank Ltd., 2.414%, Due 5/22/2020, (3 mo. USD LIBOR + 0.510%)C D		485,000	487,151
Nationwide Building Society, 10.250%, Due 12/31/2049, Series CCDSE F	GBP	25,000	53,003
Nordea Bank AB, 4.875%, Due 5/13/2021C		200,000	209,092
Royal Bank of Scotland PLC, 6.934%, Due 4/9/2018F	EUR	50,000	61,438
Santander UK PLC, 2.500%, Due 3/14/2019		300,000	299,651
Sumitomo Mitsui Financial Group, Inc., 2.784%, Due 7/12/2022		100,000	97,721
Toronto-Dominion Bank, 2.704%, Due 4/7/2021, (3 mo. USD LIBOR + 1.000%)D		150,000	153,083
UBS AG, 5.125%, Due 5/15/2024F		300,000	309,537
UBS Group Funding Switzerland AG, 2.789%, Due 8/15/2023C E		200,000	202,004

			5,742,390

Industrial - 0.08%
Park Aerospace Holdings Ltd., 5.500%, Due 2/15/2024C		100,000	100,500

Technology - 0.14%
Seagate HDD Cayman, 3.750%, Due 11/15/2018		170,000	171,581

Total Foreign Corporate Obligations (Cost $8,541,299)			8,466,033

FOREIGN SOVEREIGN OBLIGATIONS - 21.41%
Argentina Bonar Bonds, 24.918%, Due 4/3/2022, (BADLARP Index + 2.000%)D	ARS	267,000	14,681
Argentina POM Politica Monetaria, 27.835%, Due 6/21/2020, Series POME	ARS	4,326,000	245,172
Argentine Republic Government International Bond,
3.875%, Due 1/15/2022F	EUR	300,000	375,516
5.875%, Due 1/11/2028		100,000	93,450
6.875%, Due 1/11/2048		100,000	91,500

See accompanying notes

9

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*		Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 21.41% (continued)
Australia Government Bond, 2.750%, Due 10/21/2019, Series 143F	AUD	1,065,000	$838,278
Brazil Notas do Tesouro Nacional Serie F, 10.000%, Due 1/1/2027	BRL	6,150,000	1,973,822
Corp. Andina de Fomento, 2.000%, Due 5/10/2019		$425,000	421,991
Dominican Republic International Bond, 7.500%, Due 5/6/2021C		260,000	280,280
Egypt Government International Bond, 5.577%, Due 2/21/2023C		200,000	203,386
Georgia Government International Bond, 6.875%, Due 4/12/2021F		200,000	218,762
Guatemala Government Bond, 5.750%, Due 6/6/2022C		240,000	252,485
Hellenic Republic Government Bond, 4.750%, Due 4/17/2019C F	EUR	50,000	63,064
Honduras Government International Bond, 8.750%, Due 12/16/2020C		240,000	264,130
Hungary Government International Bond, 6.250%, Due 1/29/2020		380,000	403,655
Indonesia Treasury Bond,
8.375%, Due 3/15/2024	IDR	4,090,000,000	327,236
9.000%, Due 3/15/2029	IDR	500,000,000	41,536
8.750%, Due 2/15/2044	IDR	9,500,000,000	780,532
Japan Treasury Discount Bill,
(0.165%), Due 3/12/2018, Series 706	JPY	90,000,000	843,549
(0.163%), Due 3/19/2018, Series 726	JPY	250,000,000	2,343,238
(0.145%), Due 4/16/2018, Series 732	JPY	100,000,000	937,390
Kenya Government International Bond, 5.875%, Due 6/24/2019C		200,000	205,250
Kommunalbanken A/S, 1.930%, Due 6/16/2020, (3 mo. USD LIBOR + 0.330%)C D		634,000	638,172
Kuwait International Government Bond, 3.500%, Due 3/20/2027C		200,000	195,782
Malaysia Government Bond,
3.659%, Due 10/15/2020	MYR	2,080,000	533,804
4.048%, Due 9/30/2021	MYR	1,105,000	286,504
3.882%, Due 3/10/2022, Series 0117	MYR	1,490,000	383,950
3.480%, Due 3/15/2023	MYR	2,885,000	726,441
3.955%, Due 9/15/2025	MYR	785,000	199,619
3.900%, Due 11/30/2026	MYR	290,000	72,946
3.899%, Due 11/16/2027	MYR	1,330,000	335,447
Mexican Bonos Desarr,
8.500%, Due 5/31/2029H	MXN	25,600,000	1,440,056
7.750%, Due 11/23/2034H	MXN	6,500,000	342,912
8.500%, Due 11/18/2038H	MXN	24,500,000	1,382,532
7.750%, Due 11/13/2042H	MXN	33,000,000	1,724,344
Nigeria Government International Bond, 5.125%, Due 7/12/2018F		200,000	200,608
Peru Government Bond, 6.150%, Due 8/12/2032C F	PEN	3,280,000	1,099,833
Republic of Poland Government Bond,
0.000%, Due 4/25/2019, Series 0419	PLN	635,000	182,565
3.250%, Due 7/25/2019, Series 0719	PLN	2,130,000	636,766
1.500%, Due 4/25/2020, Series 0420	PLN	2,230,000	649,540
3.250%, Due 7/25/2025	PLN	1,630,000	480,843
Republic of South Africa Government Bond,
6.500%, Due 2/28/2041	ZAR	13,760,000	882,390
8.750%, Due 2/28/2048	ZAR	17,970,000	1,474,473
Republic of South Africa Government International Bond, 5.500%, Due 3/9/2020		200,000	207,600
Saudi Government International Bond, 4.625%, Due 10/4/2047C		200,000	192,505
Serbia International Bond, 5.875%, Due 12/3/2018C		240,000	245,040
Sri Lanka Government International Bond, 6.250%, Due 7/27/2021C		200,000	207,310
Turkey Government Bond, 10.600%, Due 2/11/2026	TRY	1,405,000	349,633
Turkey Government International Bond, 5.625%, Due 3/30/2021		200,000	207,888
Ukraine Government International Bond, 7.750%, Due 9/1/2019F		150,000	156,315
Vietnam Government International Bond, 6.750%, Due 1/29/2020C		200,000	211,756

Total Foreign Sovereign Obligations (Cost $28,144,647)			26,866,477

ASSET-BACKED OBLIGATIONS - 15.18%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Ctfs Ser, 3.571%, Due 6/25/2034, 2004 R4 M2, (1 mo. USD LIBOR + 1.950%)D		839,573	798,696
Apidos CLO, 5.545%, Due 10/20/2027, 2015-22A C, (3 mo. USD LIBOR + 3.800%)C D		400,000	404,743
Blackrock European CLO IV DAC, 0.850%, Due 7/15/2030, 4A AC E	EUR	250,000	306,463
Carlyle Global Market Strategies CLO Ltd.,
2.745%, Due 4/20/2027, 2015-1A AR, (3 mo. USD LIBOR + 1.000%)C D		300,000	300,645
3.230%, Due 4/27/2027, 2015-2A A1, (3 mo. USD LIBOR + 1.470%)C D		250,000	250,206
Carlyle Global Market Strategies Euro CLO DAC, 0.730%, Due 9/21/2029, 2015-2A AA1RC E	EUR	250,000	306,266
Carrington Mortgage Loan Trust Series, 1.881%, Due 2/25/2037, 2007 FRE1 A3, (1 mo. USD LIBOR + 0.260%)D		500,000	455,828

See accompanying notes

10

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*	Fair Value

ASSET-BACKED OBLIGATIONS - 15.18% (continued)
Catamaran CLO Ltd., 2.363%, Due 1/27/2028, 2013-1A ARC E	$250,000	$250,826
CIFC Funding Ltd., 2.502%, Due 4/15/2027, 2015-2A ARC E	250,000	249,998
Citigroup Mortgage Loan Trust, 1.701%, Due 1/25/2037, 2007 AMC2 A3A, (1 mo. USD LIBOR + 0.080%)D	128,035	91,105
Countrywide Asset-Backed Certificates, 1.751%, Due 12/25/2036, 2006 12 1A, (1 mo. USD LIBOR + 0.130%)D	121,938	110,892
CWABS Asset-Backed Certificates Trust, 2.626%, Due 8/25/2035, 2005 3 MV5, (1 mo. USD LIBOR + 1.005%)D	400,000	403,876
Domino’s Pizza Master Issuer LLC,
2.995%, Due 7/25/2047, 2017 1A A2I, (3 mo. USD LIBOR + 1.250%)C D	398,000	398,040
3.082%, Due 7/25/2047, 2017 1A A2IIC	398,000	388,635
Dryden 31 Senior Loan Fund, 2.814%, Due 4/18/2026, 2014-31A AR, (3 mo. USD LIBOR + 1.080%)C D	260,000	260,257
First Franklin Mortgage Loan Trust, 1.981%, Due 11/25/2035, 2005 FF10 A5, (1 mo. USD LIBOR + 0.360%)D	1,000,000	941,795
First Investors Auto Owner Trust, 4.700%, Due 4/18/2022, 2016 1A DC	500,000	506,787
GoldenTree Loan Opportunities VII Ltd., 2.895%, Due 4/25/2025, 2013-7A A, CLO, (3 mo. USD LIBOR + 1.150%)C D	266,437	266,491
GSAMP Trust, 1.741%, Due 12/25/2036, 2007 FM1 A2B, (1 mo. USD LIBOR + 0.120%)D	1,367,619	726,873
Halcyon Loan Advisors Funding Ltd., 2.665%, Due 4/20/2027, 2015-1A ARC D	250,000	250,105
Invitation Homes Trust,
2.940%, Due 6/17/2032, 2015 SFR2 A, (1 mo. LIBOR + 1.350%)C D	289,981	290,869
2.268%, Due 3/17/2037, 2018 SFR1 AC E	100,000	100,060
JFIN CLO Ltd., 2.695%, Due 4/21/2025, 2014-1A ARC E	300,000	299,969
Madison Park Funding XIII Ltd., 2.849%, Due 1/19/2025, 2014-13A AR, CLO, (3 mo. USD LIBOR + 1.110%)C D	250,000	250,108
Madison Park Funding XIV Ltd., 4.995%, Due 7/20/2026, 2014-14A DR, (3 mo. USD LIBOR + 3.250%)C D	250,000	250,468
Marathon CLO V Ltd., 2.762%, Due 11/21/2027, 2013-5A A1RC E	250,000	250,054
Mastr Specialized Loan Trust, 1.881%, Due 2/25/2036, 2006 2 A, (1 mo. USD LIBOR + 0.260%)C D	637,014	605,034
Morgan Stanley ABS Capital I, Inc. Trust,
1.671%, Due 7/25/2036, 2006 WMC2 A2FP, (1 mo. USD LIBOR + 0.050%)D	45,340	24,633
1.771%, Due 11/25/2036, 2007 HE1 A2C, (1 mo. USD LIBOR + 0.150%)D	432,993	298,338
1.681%, Due 12/25/2036, 2007 HE3 A2A, (1 mo. USD LIBOR + 0.060%)D	393,891	249,332
Morgan Stanley Home Equity Loan Trust, 1.721%, Due 4/25/2037, 2007 2 A1, (1 mo. USD LIBOR + 0.100%)D	986,311	644,599
Nomura Home Equity Loan, Inc. Home Equity Loan Trust Series, 1.951%, Due 10/25/2036, 2006 AF1 A4, (1 mo. USD LIBOR + 0.330%)D	1,010,428	367,653
Oakwood Mortgage Investors, Inc., 6.610%, Due 6/15/2031, 2001 C A3E	304,429	99,373
OCP CLO Ltd.,
2.581%, Due 4/17/2027, 2015-8A A1RC E	250,000	250,045
2.522%, Due 7/15/2027, 2015-9A A1RC E	250,000	250,175
2.573%, Due 10/26/2027, 2015-10A A1RC E	200,000	200,004
Octagon Investment Partners 24 Ltd.,
2.792%, Due 5/21/2027, 2015-1A A1R, CLOC E	250,000	250,107
3.242%, Due 5/21/2027, 2015-1A A2AR, CLOC E	250,000	250,097
OHA Credit Partners VIII Ltd., 2.865%, Due 4/20/2025, 2013-8A A, CLO, (3 mo. USD LIBOR + 1.120%)C D	374,840	375,520
OHA Credit Partners XI Ltd., 6.045%, Due 10/20/2028, 2015-11A D, CLO, (3 mo. USD LIBOR + 4.300%)C D	250,000	254,073
Prestige Auto Receivables Trust, 5.150%, Due 11/15/2021, 2016 1A DC	400,000	406,741
RAAC Series Trust, 2.021%, Due 9/25/2045, 2006 SP1 M1, (1 mo. USD LIBOR + 0.400%)D	800,000	766,020
RASC Series Trust, 2.061%, Due 1/25/2036, 2005 KS12 M1, (1 mo. USD LIBOR + 0.440%)D	134,744	134,920
Renaissance Home Equity Loan Trust, 5.612%, Due 4/25/2037, 2007 1 AF3I	934,749	473,273
Shackleton CLO Ltd., 2.665%, Due 10/20/2027, 2015-8A A1RC E	250,000	250,115
Sierra Madre Funding Ltd., 1.960%, Due 9/7/2039, 2004-1A A1A, (1 mo. USD LIBOR + 0.380%)C D	417,784	353,792
Sound Point CLO VIII Ltd., 2.582%, Due 4/15/2027, 2015-1A ARC E	250,000	250,165
Springleaf Funding Trust, 2.680%, Due 7/15/2030, 2017 AA AC	200,000	197,124
Taco Bell Funding LLC, 3.832%, Due 5/25/2046, 2016 1A A2IC	355,500	358,223
Thacher Park CLO Ltd., 2.905%, Due 10/20/2026, 2014-1A AR, (3 mo. USD LIBOR + 1.160%)C D	500,000	501,484
Tralee CLO III Ltd., 2.775%, Due 10/20/2027, 2014-3A ARC E	250,000	250,386
Venture XVI CLO Ltd., 1.786%, Due 1/15/2028, 2014-16A ARRC E	100,000	100,008
Venture XX CLO Ltd., 2.542%, Due 4/15/2027, 2015-20A ARC E	250,000	249,997
Vibrant CLO VII Ltd., 3.015%, Due 9/15/2030, 2017-7A A1, (3 mo. USD LIBOR + 1.270%)C D	400,000	402,713

See accompanying notes

11

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*		Fair Value

ASSET-BACKED OBLIGATIONS - 15.18% (continued)
VOLT XXXVIII LLC, 3.875%, Due 9/25/2045, 2015 NP12 A1C I		$204,801	$205,291
Voya CLO Ltd., 2.465%, Due 7/25/2026, 2014-3A A1RC E		250,000	250,006
Wells Fargo Home Equity Asset-Backed Securities Trust, 1.851%, Due 4/25/2037, 2007 2 A3, (1 mo. USD LIBOR + 0.230%)D		354,246	335,688
Westlake Automobile Receivables Trust,
4.100%, Due 6/15/2021, 2016 2A DC		250,000	253,604
3.410%, Due 5/15/2023, 2018 1A DC		80,000	79,874

Total Asset-Backed Obligations (Cost $18,658,289)			19,048,462

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.84%
Adjustable Rate Mortgage Trust, 3.645%, Due 9/25/2035, 2005-5 2A1E		41,672	39,519
Alternative Loan Trust,
6.000%, Due 10/25/2033, 2003-J2 A1		15,784	16,352
2.351%, Due 11/25/2035, 2005-56 1A1, (1 mo. USD LIBOR + 0.730%)D		723,404	713,352
6.500%, Due 9/25/2036, 2006-J5 1A1		574,161	472,195
1.804%, Due 7/20/2046, 2006-OA9 2A1A, (1 mo. USD LIBOR + 0.210%)D		7,552	5,550
1.811%, Due 9/25/2046, 2006-OA11 A1B, (1 mo. USD LIBOR + 0.190%)D		9,909	8,802
American Home Mortgage Investment Trust,
3.606%, Due 10/25/2034, 2004-3 5A, (12 mo. USD LIBOR + 1.500%)D		12,051	12,101
3.428%, Due 9/25/2045, 2005-2 4A1, (6 mo. USD LIBOR + 1.500%)D		2,799	2,807
Banc of America Alternative Loan Trust, 2.021%, Due 5/25/2035, 2005-4 CB6, (1 mo. USD LIBOR + 0.400%)D		29,619	24,862
Banc of America Funding Trust, 1.894%, Due 5/20/2047, 2007-C 7A5, (1 mo. USD LIBOR + 0.300%)D		178,490	163,640
Bank of America Mortgage Trust, 4.162%, Due 7/20/2032, 2002-G 1A3E		2,558	2,594
Bear Stearns ALT-A Trust,
3.503%, Due 11/25/2036, 2006-6 32A1E		94,067	79,939
3.762%, Due 12/25/2046, 2006-7 23A1E		589,988	466,903
Bear Stearns ARM Trust,
2.781%, Due 11/25/2030, 2000-2 A1E		18,806	18,157
3.450%, Due 8/25/2033, 2003-5 2A1E		39,610	39,595
3.732%, Due 8/25/2033, 2003-5 1A1E		32,412	32,068
3.625%, Due 4/25/2034, 2004-1 22A1E		499	496
3.861%, Due 11/25/2034, 2004-9 22A1E		8,714	8,774
3.722%, Due 5/25/2047, 2007-3 1A1E		19,010	18,248
Chase Mortgage Finance Trust Series,
5.500%, Due 11/25/2035, 2005-S3 A10		173,117	164,945
3.701%, Due 2/25/2037, 2007-A1 1A5E		18,719	18,863
3.448%, Due 3/25/2037, 2007-A1 12M3E		147,315	126,088
CHL Mortgage Pass-Through Trust,
3.821%, Due 6/25/2033, 2003-27 A1E		18,805	18,868
2.381%, Due 9/25/2034, 2004-16 1A4A, (1 mo. USD LIBOR + 0.760%)D		23,462	23,068
2.201%, Due 4/25/2035, 2005-3 2A1, (1 mo. USD LIBOR + 0.580%)D		87,771	80,714
2.081%, Due 5/25/2035, 2005-9 1A3, (1 mo. USD LIBOR + 0.460%)D		88,771	81,621
3.293%, Due 11/20/2035, 2005-HYB7 6A1E		665,879	605,971
5.750%, Due 5/25/2037, 2007-5 A51		40,298	36,238
3.453%, Due 2/25/2047, 2007-HYB2 3A1E		137,539	123,546
Citigroup Mortgage Loan Trust, Inc.,
3.500%, Due 8/25/2035, 2005-3 2A2AE		19,228	19,290
2.830%, Due 9/25/2035, 2005-6 A3, (1Yr.CMT + 1.800%)D		19,738	19,250
CSMC Mortgage-Backed Trust, 6.000%, Due 7/25/2036, 2006-6 1A4		353,534	296,629
First Horizon Alternative Mortgage Securities Trust, 3.441%, Due 9/25/2036, 2006-AA5 A1E		156,601	144,411
Flagstar Mortgage Trust, 3.500%, Due 3/25/2048, 2018-1 A5C E		240,000	239,334
GSMPS Mortgage Loan Trust,
1.971%, Due 3/25/2035, 2005-RP2 1AF, (1 mo. USD LIBOR + 0.350%)C D		572,692	524,571
1.971%, Due 9/25/2035, 2005-RP3 1AF, (1 mo. USD LIBOR + 0.350%)C D		604,139	542,959
2.021%, Due 4/25/2036, 2006-RP2 1AF1, (1 mo. USD LIBOR + 0.400%)C D		327,783	270,029
GSR Mortgage Loan Trust,
6.000%, Due 3/25/2032, 2003-2F 3A1		1,331	1,355
3.233%, Due 6/25/2034, 2004-7 3A1E		15,143	14,976
3.634%, Due 11/25/2035, 2005-AR7 6A1E		14,249	14,362
IM Pastor 4 FTA, 0.000%, Due 3/22/2044, 4 A, (3 mo. EUR EURIBOR + 0.140%)D F	EUR	707,049	799,385
JP Morgan Alternative Loan Trust, 5.656%, Due 5/26/2037, 2008-R3 3A1C E N		194,330	167,609
JP Morgan Mortgage Trust,
3.000%, Due 9/25/2044, 2014-IVR3 2A1C E		159,401	158,600
3.190%, Due 10/26/2048, 2017-5 A1C E		479,439	477,112
Morgan Stanley Mortgage Loan Trust, 3.276%, Due 6/25/2036, 2006-8AR 5A4E		13,259	13,558
NACC Reperforming Loan REMIC Trust, 7.500%, Due 3/25/2034, 2004-R1 A2C		74,276	72,941

See accompanying notes

12

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*		Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 10.84% (continued)
Nationstar Mortgage Loan Trust, 3.750%, Due 12/25/2052, 2013-A AC E		$89,649	$90,855
New Century Alternative Mortgage Loan Trust, 5.909%, Due 7/25/2036, 2006-ALT1 AF2E		7,351	4,294
New Residential Mortgage Loan Trust,
3.750%, Due 5/28/2052, 2015-1A A3C E		129,016	130,304
3.750%, Due 5/25/2054, 2014-2A A3C E		188,194	189,978
5.660%, Due 11/25/2054, 2014-3A B3C E		381,536	399,996
3.750%, Due 8/25/2055, 2015-2A A1C E		384,965	388,811
4.000%, Due 3/25/2057, 2017-2A A3C E		295,997	301,702
3.121%, Due 6/25/2057, 2017-5A A1, (1 mo. USD LIBOR + 1.500%)C D		298,127	306,217
Newgate Funding PLC,
0.000%, Due 12/1/2050, 2007-1X BB, (3 mo. EUR EURIBOR + 0.220%)D F	EUR	82,741	91,907
0.000%, Due 12/15/2050, 2007-2X BB, (3 mo. EUR EURIBOR + 0.250%)D F	EUR	160,031	174,931
Prime Mortgage Trust,2.121%, Due 2/25/2035, 2006-CL1 A1, (1 mo. USD LIBOR + 0.500%)D		49,236	46,768
RALI Series Trust,
5.750%, Due 9/25/2035, 2005-QS13 2A4		537,796	526,453
1.871%, Due 2/25/2036, 2006-QA2 1A1, (1 mo. USD LIBOR + 0.250%)D		392,833	311,978
1.721%, Due 5/25/2037, 2007-QA3 A1, (1 mo. USD LIBOR + 0.100%)D		238,764	218,832
Residential Asset Securitization Trust, 3.583%, Due 12/25/2034, 2004-IP2 4AE		43,076	42,777
RFMSI Series Trust, 6.000%, Due 5/25/2037, 2007-S5 A4		666,459	635,097
Ripon Mortgages PLC, 1.326%, Due 8/20/2056, 2017-A1 1A, (3 mo. GBP LIBOR + 0.800%)C D	GBP	293,121	406,270
Structured Asset Mortgage Investments II Trust, 2.081%, Due 5/25/2045, 2005-AR2 2A1, (1 mo. USD LIBOR + 0.460%)D		66,423	61,787
Structured Asset Mortgage Investments Trust, 2.270%, Due 11/19/2033, 2003-AR3 A1, (1 mo. USD LIBOR + 0.680%)D		313,901	302,887
WaMu Mortgage Backed Pass Through Certificates Series, 2.578%, Due 12/19/2039, 2001-AR5 1AE		56,604	56,351
WaMu Mortgage Pass-Through Certificates Series Trust,
3.338%, Due 3/25/2035, 2005-AR3 A1E		22,539	22,147
3.245%, Due 9/25/2036, 2006-AR10 1A1E		509,452	493,369
2.767%, Due 1/25/2037, 2006-AR18 1A1E		846,569	778,770
3.380%, Due 3/25/2037, 2007-HY3 4A1E		93,166	92,578
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust,
5.500%, Due 11/25/2035, 2005-9 2A2		139,661	129,414
1.781%, Due 2/25/2037, 2007-HY1 A2A, (1 mo. USD LIBOR + 0.160%)D		221,273	178,364
Washington Mutual MSC Mortgage Pass-Through Certificates Series Trust, 3.426%, Due 2/25/2033, 2003-AR1 2AE		1,718	1,666
Wells Fargo Mortgage Backed Securities Trust, 3.544%, Due 3/25/2035, 2005-AR3 2A1E		34,713	35,193

Total Collateralized Mortgage Obligations (Cost $13,133,494)			13,601,943

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.52%
BBCMS Mortgage Trust, 4.088%, Due 8/15/2036, 2017-DELC EC E D		200,000	199,155
Caesars Palace Las Vegas Trust, 3.835%, Due 10/15/2034, 2017-VICI BC		250,000	253,144
FREMF Mortgage Trust, 4.130%, Due 5/25/2024, 2017-KF32 B, (1 mo. LIBOR + 2.550%)C D		197,912	200,376

Total Commercial Mortgage-Backed Obligations (Cost $655,301)			652,675

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 5.67%
Federal Home Loan Bank,
1.319%, Due 3/8/2018		1,315,000	1,314,626
1.325%, Due 3/9/2018		455,000	454,853
Federal Home Loan Mortgage Corp.,
2.821%, Due 7/25/2029, 2017-DNA1 M1, (1 mo. USD LIBOR + 1.200%)D		347,532	351,556
2.821%, Due 8/25/2029, 2017-HQA1 M1, (1 mo. USD LIBOR + 1.200%)D		230,994	233,138
Federal National Mortgage Association,
5.621%, Due 5/25/2025, 2015-C02 1M2, (1 mo. USD LIBOR + 4.000%)D		383,463	419,599
6.621%, Due 7/25/2025, 2015-C03 2M2, (1 mo. USD LIBOR + 5.000%)D		169,773	188,377
7.321%, Due 4/25/2028, 2015-C04 1M2, (1 mo. USD LIBOR + 5.700%)D		480,307	557,295
2.921%, Due 7/25/2029, 2017-C01 1M1, (1 mo. USD LIBOR + 1.300%)D		243,538	245,748
2.771%, Due 9/25/2029, 2017-C02 2M1, (1 mo. USD LIBOR + 1.150%)D		353,912	356,505
2.221%, Due 7/25/2030, 2018-C01 1M1E		99,359	99,491
3.871%, Due 7/25/2030, 2018-C01 1M2E		200,000	204,404
6.000%, Due 2/25/2044, 2004-T3 1A1		8,218	9,075
3.000%, Due 2/1/2046		95,852	92,936
3.500%, Due 4/1/2048		2,600,000	2,591,217

Total U.S. Agency Mortgage-Backed Obligations (Cost $6,959,989)			7,118,820

See accompanying notes

13

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Principal Amount*	Fair Value

U.S. TREASURY OBLIGATIONS - 14.52%
U.S. Treasury Inflation Protected Securities,
0.250%, Due 1/15/2025G	$1,082,484	$1,053,407
2.375%, Due 1/15/2025G	562,384	627,923
0.625%, Due 1/15/2026G	466,889	464,284
0.375%, Due 7/15/2027G	302,343	293,060
3.875%, Due 4/15/2029G	56,986	75,598
U.S. Treasury Notes/Bonds,
1.625%, Due 7/31/2019J	5,700,000	5,655,469
1.250%, Due 8/31/2019	110,000	108,449
2.000%, Due 1/31/2020	290,000	288,629
1.375%, Due 3/31/2020	1,300,000	1,275,371
1.875%, Due 12/15/2020J	1,400,000	1,380,258
1.375%, Due 6/30/2023	50,000	46,748
2.250%, Due 1/31/2024	200,000	194,648
2.750%, Due 2/15/2024	300,000	300,176
2.000%, Due 4/30/2024	500,000	478,555
2.500%, Due 5/15/2024	1,100,000	1,083,844
2.000%, Due 5/31/2024	1,800,000	1,721,039
2.375%, Due 8/15/2024	500,000	488,066
2.250%, Due 11/15/2024	200,000	193,273
2.125%, Due 5/15/2025	50,000	47,732
2.000%, Due 8/15/2025	1,600,000	1,511,250
1.625%, Due 2/15/2026	200,000	182,555
2.375%, Due 5/15/2027J	780,000	748,099

Total U.S. Treasury Obligations (Cost $18,529,488)		18,218,433

MUNICIPAL OBLIGATIONS - 0.25%
City of Chicago IL, 7.750%, Due 1/1/2042, Series B	100,000	108,036
State of Illinois, 7.350%, Due 7/1/2035	100,000	109,698
Texas Public Finance Authority, 8.250%, Due 7/1/2024	100,000	102,738

Total Municipal Obligations (Cost $312,754)		320,472

	Shares

EXCHANGE-TRADED INSTRUMENTS - 0.17% (Cost $214,450)
Exchange-Traded Funds - 0.17%
iShares iBoxx $ High Yield Corporate Bond ETF	2,500	215,450

	Principal Amount*

SHORT-TERM INVESTMENTS - 11.02%
U.S. Treasury Obligations - 5.52%
U.S. Treasury Notes/Bonds,
1.722%, Due 4/30/2019, (3 mo. Treasury money market yield + 0.070%)D	$3,065,000	3,068,275
1.712%, Due 7/31/2019, (3 mo. Treasury money market yield + 0.060%)D	3,855,000	3,859,622

		6,927,897

	Shares

Investment Companies - 5.26%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.31%K L	6,603,369	6,603,369

Certificate of Deposits - 0.24%
Barclays Bank PLC, 1.940%, Due 9/4/2018	300,000	299,480

Total Short-Term Investments (Cost $13,827,471)		13,830,746

TOTAL INVESTMENTS - 105.41% (Cost $133,149,685)		132,297,780
PURCHASED OPTIONS AND SWAPTIONS CONTRACTS - 0.08% (Premiums Paid $157,637)		98,196
WRITTEN OPTIONS AND SWAPTIONS CONTRACTS - (0.16%) (Premiums Received $(262,926))		(199,414)
LIABILITIES, NET OF OTHER ASSETS - (5.33%)		(6,691,696)

TOTAL NET ASSETS - 100.00%		$125,504,866

Percentages are stated as a percent of net assets. * In U.S. Dollars unless otherwise noted.

See accompanying notes

14

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

A Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

B Fair valued pursuant to procedures approved by the Board of Trustees. At period end, the value of these securities amounted to $99,625 or 0.08% of net assets. Valuation was determined using significant unobservable inputs.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $29,807,505 or 23.75% of net assets. The Fund has no right to demand registration of these securities.

D Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on February 28, 2018.

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

F Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

G Inflation-Indexed Note.

H Par value represents units rather than shares.

I Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at February 28, 2018. The maturity date disclosed represents the final maturity date.

J This security or a piece thereof is held as segregated collateral at period end but may not be inclusive of post-settlement trade activity.

K The Fund is affiliated by having the same investment advisor.

L 7-day yield.

M Coupon rates are not available for bank loans that are unsettled and/or unfunded as of February 28, 2018.

N Value was determined using significant unobservable inputs.

BADLARP - Benchmark rate provided by the Banco Central de la Republica Argentina.

CLO - Collateralized Loan Obligation.

CMT - Constant Maturity Treasury.

DIP – Debtor in Possession.

ETF - Exchange-Traded Fund.

EURIBOR - Euro Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PIK - Payment in Kind.

PLC - Public Limited Company.

DAC - Designated Activity Company.

Futures Contracts Open on February 28, 2018:

Long Futures Contracts

Interest Rate Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note Futures	5	June 2018	$1,062,439	$1,062,344	$(95)
U.S. Treasury Notes/Bonds	27	June 2018	3,072,339	3,076,102	3,763
U.S. Treasury Notes/Bonds	47	June 2018	5,629,774	5,642,202	12,428

			$9,764,552	$9,780,648	$16,096

Short Futures Contracts

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor Futures	32	December 2019	$(9,743,980)	$(9,743,544)	$436
90-Day Eurodollar Futures	78	June 2019	(19,125,433)	(18,971,550)	153,883
Euro-BTP Futures	18	March 2018	(2,996,309)	(3,004,365)	(8,056)
Euro-Bund Futures	23	March 2018	(4,490,866)	(4,472,605)	18,261
Euro-OAT Futures	23	March 2018	(4,412,260)	(4,311,026)	101,234
Long GILT Futures	65	June 2018	(10,795,948)	(10,843,961)	(48,013)
U.S. Treasury Notes/Bonds	1	June 2018	(142,287)	(143,438)	(1,151)
U.S. Treasury Notes/Bonds	2	June 2018	(307,642)	(311,750)	(4,108)

			$(52,014,725)	$(51,802,239)	$212,486

See accompanying notes

15

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

Centrally Cleared Swap Agreements Outstanding on February 28, 2018:

Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Receive	3-Month USD-LIBOR	1.75	12/16/2018	USD	300	$(275)	$1,207	$1,482
Receive	3-Month USD-LIBOR	1.75	12/16/2018	USD	4,000	(5,054)	16,161	21,215
Receive	3-Month USD-LIBOR	1.25	6/21/2019	USD	2,700	15,236	39,624	24,388
Receive	6-Month GBP-LIBOR	1.65	1/22/2020	GBP	400	(8,749)	(6,706)	2,043
Receive	3-Month USD-LIBOR	1.25	6/21/2020	USD	1,400	22,857	41,895	19,038
Receive	6-Month GBP-LIBOR	2.00	3/18/2022	GBP	200	(11,269)	(7,663)	3,606
Pay	3-Month USD-LIBOR	2.25	12/16/2022	USD	400	742	(9,319)	(10,061)
Pay	6-Month GBP-LIBOR	1.00	3/21/2023	GBP	2,400	23,412	60,644	37,232
Receive	6-Month EUR-EURIBOR	0.50	3/21/2023	EUR	1,900	22,964	2,952	(20,012)
Receive	6-Month JPY-LIBOR	0.30	3/18/2026	JPY	110,000	(6,024)	(3,886)	2,138
Receive	3-Month USD-LIBOR	2.25	6/15/2026	USD	200	(8,533)	8,874	17,407
Receive	3-Month USD-LIBOR	1.75	12/21/2026	USD	590	(5,384)	52,826	58,210
Receive	3-Month USD-LIBOR	1.75	12/21/2026	USD	8,100	(89,250)	706,903	796,153
Receive	3-Month USD-LIBOR	1.50	6/21/2027	USD	1,900	146,162	215,178	69,016
Receive	28-Day MXN-TIIE	7.35	9/30/2027	MXN	5,800	(3,173)	(11,999)	(8,826)
Pay	6-Month JPY-LIBOR	0.30	3/20/2028	JPY	130,000	7,492	4,431	(3,061)
Receive	6-Month EUR-EURIBOR	1.50	3/21/2048	EUR	400	7,798	13,613	5,815
Pay	3-Month USD-LIBOR	2.50	6/20/2048	USD	400	46,098	41,569	(4,529)

						$155,050	$1,166,304	$1,011,254

Credit Default Swaps on Credit Indices – Buy Protection(1)

Index/Tranches	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 2/28/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
iTraxx Europe Senior Financials	1.00	6/20/2022	0.4200	EUR	300	$(1,458)	$(9,113)	$(7,655)
Markit CDX HY	5.00	12/20/2022	3.3432	USD	2,300	(170,435)	(155,657)	14,778
iTraxx Europe Senior Financials	1.00	12/20/2022	0.5242	EUR	400	(9,732)	(11,044)	(1,312)

						$(181,625)	$(175,814)	$5,811

Credit Default Swaps on Credit Indices – Sell Protection(2)

Index/Tranches	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 2/28/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value(5)	Unrealized Appreciation (Depreciation)
Markit CDX HY	5.00	12/20/2022	3.3900	USD	1,400	$93,161	$94,748	$1,587

						$93,161	$94,748	$1,587

OTC Swap Agreements Outstanding on February 28, 2018:

Credit Default Swaps on Corporate and Sovereign Securities – Sell Protection(2)

Reference Entity	Counter- Party	Fixed Rate (%)	Expiration Date	Implied Credit Spread at 2/28/2018(3) (%)	Curr	Notional Amount(4) (000s)	Premiums Paid (Received)	Fair Value	Unrealized Appreciation (Depreciation)
Qatar Government International Bond	BRC	1.00	12/20/2018	0.2197	USD	100	$448	$631	$183
Qatar Government International Bond	GST	1.00	12/20/2018	0.2197	USD	100	374	631	257
Republic Of Colombia	BRC	1.00	6/20/2021	0.6510	USD	200	(4,455)	2,206	6,661
United Mexican States	BRC	1.00	12/20/2021	0.7978	USD	100	(2,899)	727	3,626
Federal Republic Of Brazil	GST	1.00	6/20/2022	1.3998	USD	100	(5,607)	(1,583)	4,024
Republic Of Argentina	GST	5.00	6/20/2022	2.3215	USD	50	3,649	5,167	1,518
Republic Of Argentina	BRC	5.00	6/20/2022	2.3215	USD	50	3,619	5,167	1,548
Brazilian Government International Bond	GST	1.00	12/20/2022	1.5546	USD	100	(4,429)	(2,411)	2,018

							$(9,300)	$10,535	$19,835

See accompanying notes

16

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

Total Return Swap Agreements

Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate (%)	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-Month USD-LIBOR	Markit iBoxx High Yield Index	CBK	1.734	9/20/2018	2,961	800,000	$-	$6,952

								$-	$6,952

(1) If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3) Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5) The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Purchased Options Contracts Outstanding on February 28, 2018:

Interest Rate Swaptions
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put – OTC 5-Year IRS	GSC	6-Month GBP-LIBOR	Pay	1.47	3/1/2018	800,000	$5,321	$-	$(5,321)
Put – OTC 30-Year IRS	GST	3-Month USD-LIBOR	Pay	2.97	9/24/2018	1,200,000	62,100	46,116	(15,984)
Put – OTC 30-Year IRS	CBK	3-Month USD-LIBOR	Pay	2.97	9/24/2018	600,000	30,525	23,058	(7,467)
Call – OTC 2-Year IRS	MSC	3-Month USD-LIBOR	Pay	1.65	11/15/2018	4,700,000	26,673	387	(26,286)
Put – OTC 30-Year IRS	MSC	3-Month USD-LIBOR	Pay	3.05	12/12/2018	600,000	28,848	22,935	(5,913)

							$153,467	$92,496	$(60,971)

Index Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put – S&P 500 Index	MSC	2,300.00	3/29/2018	USD	15	$4,170	$5,700	$1,530

						$4,170	$5,700	$1,530

See accompanying notes

17

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

Written Options Contracts Outstanding on February 28, 2018:

Interest Rate Swaptions
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put – OTC 5-Year IRS	MSC	3-Month USD-LIBOR	Receive	3.00	3/1/2018	1,100,000	$(6,336)	$–	$6,336
Put – OTC 5-Year IRS	GST	3-Month USD-LIBOR	Receive	2.60	9/24/2018	5,800,000	(61,840)	(93,184)	(31,344)
Put – OTC 5-Year IRS	CBK	3-Month USD-LIBOR	Receive	2.60	9/24/2018	2,800,000	(29,120)	(44,985)	(15,865)
Call – OTC 10-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.00	11/15/2018	1,000,000	(26,389)	(1,399)	24,990
Put – OTC 5-Year IRS	MSC	3-Month USD-LIBOR	Receive	2.70	12/12/2018	3,000,000	(31,758)	(45,894)	(14,136)

							$(155,443)	$(185,462)	$(30,019)

Interest Rate Floors
Description	Counter- party	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate (%)	Expiration Date	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Put – INT FLR USD	GSC	3-Month USD-LIBOR	Receive	1.00	8/15/2019	10,000,000	$(32,000)	$(34)	$31,966
Put – INT FLR USD	BRC	3-Month USD-LIBOR	Receive	1.00	8/15/2019	10,000,000	(45,770)	(35)	45,735
Put – INT FLR USD	DUB	3-Month USD-LIBOR	Receive	1.00	8/15/2019	5,000,000	(22,500)	(18)	22,482

							$(100,270)	$(87)	$100,183

OTC European Foreign Currency Options
Description	Counterparty	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
OTC ECAL FN	FBF	102.73	3/6/2018	USD	600,000	$(1,125)	$–	$1,125
OTC EPUT FN	FBF	101.73	3/6/2018	USD	300,000	(655)	(5,742)	(5,087)
OTC EPUT FN	FBF	97.85	3/6/2018	USD	400,000	(2,250)	(3,840)	(1,590)
OTC EPUT FN	FBF	97.86	3/6/2018	USD	400,000	(2,250)	(3,869)	(1,619)
OTC ECAL EUR versus USD	GSC	1.26	4/19/2018	EUR	166,000	(933)	(414)	519

						$(7,213)	$(13,865)	$(6,652)

Borrowing and Other Financing Transactions on February 28, 2018:

Reverse Repurchase Agreements
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed		Payable for Reverse Repurchase Agreements
Bank of Nova Scotia(1)	1.59%	2/1/2018	4/2/2018	$3,676,875	(4)	$3,676,875
JPMorgan Chase Bank, N.A.(2)	1.62%	1/25/2018	4/25/2018	766,350	(5)	766,350
Toronto Dominion Bank(3)	1.45%	2/26/2018	3/2/2018	1,387,750	(6)	1,387,750

				$5,830,975		$5,830,975

(1) Collateralized by a U.S. Treasury N/B valued at $3,676,875, 1.625%, 07/31/2019.

(2) Collateralized by a U.S. Treasury N/B valued at $766,350, 2.375%, 05/15/2027.

(3) Collateralized by a U.S. Treasury N/B valued at $1,387,750, 1.875%, 12/15/2020.

(4) The average amount of borrowing during the period ended February 28, 2018 was $3,676,875 at a weighted average interest rate of 1.59%.

(5) The average amount of borrowing during the period ended February 28, 2018 was $766,350 at a weighted average interest rate of 1.62%.

(6) The average amount of borrowing during the period ended February 28, 2018 was $1,387,750 at a weighted average interest rate of 1.45%.

Forward Foreign Currency Contracts Open on February 28, 2018:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
EUR	94,236	USD	95,967	4/12/2018	BNP	$–	$(1,731)	$(1,731)
EUR	205,607	USD	203,976	4/12/2018	BNP	1,631	–	1,631
EUR	314,529	USD	316,649	4/12/2018	BNP	–	(2,120)	(2,120)
EUR	500,591	USD	509,661	4/13/2018	BNP	–	(9,070)	(9,070)
USD	509,852	CHF	503,797	4/13/2018	BNP	6,055	–	6,055
USD	210,310	CAD	201,842	3/2/2018	BOA	8,468	–	8,468

See accompanying notes

18

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	194,215	EUR	192,760	3/2/2018	BOA	$1,455	$–	$1,455
USD	312,394	SGD	320,808	3/14/2018	BOA	–	(8,414)	(8,414)
USD	104,853	MXN	104,076	3/21/2018	BOA	777	–	777
USD	134,000	COP	130,942	3/28/2018	BOA	3,058	–	3,058
EGP	125,039	USD	120,000	4/26/2018	BOA	5,039	–	5,039
TRY	190,733	USD	190,597	5/15/2018	BOA	136	–	136
RUB	69,548	USD	70,000	6/7/2018	BOA	–	(452)	(452)
USD	4,006,628	JPY	4,126,128	3/8/2018	BRC	–	(119,500)	(119,500)
GBP	293,579	USD	295,664	3/27/2018	BRC	–	(2,085)	(2,085)
JPY	311,731	USD	304,102	3/27/2018	BRC	7,629	–	7,629
USD	303,233	JPY	311,731	3/27/2018	BRC	–	(8,498)	(8,498)
USD	303,697	GBP	293,579	3/27/2018	BRC	10,118	-	10,118
CAD	195,769	USD	203,654	4/13/2018	BRC	–	(7,885)	(7,885)
AUD	200,403	USD	202,746	4/13/2018	BRC	-	(2,343)	(2,343)
USD	208,804	AUD	200,403	4/13/2018	BRC	8,401	-	8,401
USD	202,569	CAD	195,769	4/13/2018	BRC	6,800	-	6,800
IDR	226,437	USD	232,342	4/24/2018	BRC	-	(5,905)	(5,905)
MYR	160,976	USD	163,286	5/30/2018	BRC	-	(2,310)	(2,310)
BRL	320,935	USD	320,935	3/2/2018	CBK	-	–	–
GBP	843,917	USD	860,841	3/2/2018	CBK	-	(16,924)	(16,924)
USD	321,133	BRL	320,935	3/2/2018	CBK	198	-	198
ARS	40,627	USD	41,400	3/5/2018	CBK	-	(773)	(773)
ARS	40,627	USD	41,400	3/5/2018	CBK	-	(773)	(773)
USD	40,438	ARS	40,627	3/5/2018	CBK	-	(189)	(189)
EUR	14,645	USD	14,761	3/8/2018	CBK	-	(116)	(116)
USD	1,028,573	EUR	1,009,316	3/8/2018	CBK	19,257	-	19,257
USD	118,645	EUR	122,053	3/9/2018	CBK	-	(3,408)	(3,408)
INR	25,393	USD	25,266	3/13/2018	CBK	127	-	127
USD	25,475	INR	25,393	3/13/2018	CBK	82	-	82
USD	314,891	KRW	323,667	3/14/2018	CBK	-	(8,776)	(8,776)
USD	282,904	TWD	290,234	3/14/2018	CBK	-	(7,330)	(7,330)
GBP	2,562,016	USD	2,495,785	3/15/2018	CBK	66,231	-	66,231
USD	1,184,756	GBP	1,170,814	3/15/2018	CBK	13,942	-	13,942
MXN	113,233	USD	110,153	3/21/2018	CBK	3,080	-	3,080
USD	88,301	MXN	88,316	3/21/2018	CBK	-	(15)	(15)
COP	131,297	USD	131,077	3/28/2018	CBK	220	-	220
USD	862,130	GBP	845,252	4/4/2018	CBK	16,878	-	16,878
ARS	39,987	USD	39,790	4/5/2018	CBK	197	-	197
JPY	201,347	USD	197,707	4/26/2018	CBK	3,640	-	3,640
JPY	420,570	USD	407,085	4/26/2018	CBK	13,485	-	13,485
CHF	604,355	USD	614,420	4/26/2018	CBK	-	(10,065)	(10,065)
USD	606,199	JPY	621,917	4/26/2018	CBK	-	(15,718)	(15,718)
USD	408,162	CHF	413,898	4/26/2018	CBK	-	(5,736)	(5,736)
USD	192,749	CHF	190,457	4/26/2018	CBK	2,292	-	2,292
INR	25,128	USD	25,174	6/20/2018	CBK	-	(46)	(46)
USD	865,635	GBP	843,917	3/2/2018	DUB	21,718	-	21,718
BRL	320,935	USD	321,133	3/2/2018	FBF	-	(198)	(198)
USD	319,352	BRL	320,935	3/2/2018	FBF	-	(1,583)	(1,583)
BRL	319,882	USD	318,328	4/3/2018	FBF	1,554	-	1,554
RUB	129,298	USD	130,000	6/7/2018	FBF	-	(702)	(702)
EUR	21,960	USD	22,109	3/2/2018	GSC	-	(149)	(149)
EUR	1,254,160	USD	1,268,038	3/2/2018	GSC	-	(13,878)	(13,878)
USD	1,103,460	EUR	1,083,360	3/2/2018	GSC	20,100	-	20,100
USD	202,839	EUR	201,300	3/2/2018	GSC	1,539	-	1,539
USD	190,332	AUD	184,855	3/2/2018	GSC	5,477	-	5,477
KRW	323,667	USD	324,297	3/14/2018	GSC	-	(630)	(630)
NZD	1,117,711	USD	1,131,500	3/14/2018	GSC	-	(13,789)	(13,789)
USD	641,285	NZD	634,571	3/14/2018	GSC	6,714	-	6,714
USD	483,774	NZD	483,140	3/14/2018	GSC	634	-	634

See accompanying notes

19

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	89,944	MXN	89,215	3/21/2018	GSC	$729	$-	$729
ARS	182,798	USD	185,710	3/28/2018	GSC	-	(2,912)	(2,912)
USD	1,271,170	EUR	1,257,387	4/4/2018	GSC	13,783	-	13,783
ARS	12,315	USD	12,710	5/16/2018	GSC	-	(395)	(395)
USD	325,109	KRW	324,471	6/20/2018	GSC	638	-	638
GBP	41,308	USD	41,920	3/8/2018	HUS	-	(612)	(612)
INR	1,886,694	USD	1,890,679	3/8/2018	HUS	-	(3,985)	(3,985)
USD	1,896,801	INR	1,886,694	3/8/2018	HUS	10,107	-	10,107
USD	456,219	GBP	447,508	3/8/2018	HUS	8,711	-	8,711
SEK	1,412,435	USD	1,396,332	3/9/2018	HUS	16,103	-	16,103
USD	1,057,860	SEK	1,038,200	3/9/2018	HUS	19,660	-	19,660
USD	1,318,713	ZAR	1,390,846	4/11/2018	HUS	-	(72,133)	(72,133)
TRY	1,065,055	USD	1,053,365	4/13/2018	HUS	11,690	-	11,690
RUB	39,348	USD	39,205	4/17/2018	HUS	143	-	143
RUB	162,157	USD	160,378	4/17/2018	HUS	1,779	-	1,779
PLN	1,403,619	USD	1,400,478	4/17/2018	HUS	3,141	-	3,141
USD	1,178,481	PLN	1,169,683	4/17/2018	HUS	8,798	-	8,798
NOK	1,801,026	USD	1,807,075	4/20/2018	HUS	-	(6,049)	(6,049)
USD	587,413	NOK	583,431	4/20/2018	HUS	3,982	-	3,982
USD	278,945	NOK	279,032	4/20/2018	HUS	-	(87)	(87)
SEK	1,877,880	USD	1,945,672	4/23/2018	HUS	-	(67,792)	(67,792)
NOK	147,667	USD	151,287	4/27/2018	HUS	-	(3,620)	(3,620)
NOK	299,013	USD	305,086	4/27/2018	HUS	-	(6,073)	(6,073)
USD	305,775	EUR	300,170	4/27/2018	HUS	5,605	-	5,605
USD	153,387	EUR	150,698	4/27/2018	HUS	2,689	-	2,689
ZAR	101,575	USD	99,746	5/11/2018	HUS	1,829	-	1,829
CAD	304,351	USD	308,482	5/15/2018	HUS	-	(4,131)	(4,131)
USD	308,222	NOK	306,304	5/15/2018	HUS	1,918	-	1,918
NOK	1,244,045	USD	1,232,239	5/16/2018	HUS	11,806	-	11,806
USD	773,650	AUD	769,068	5/17/2018	HUS	4,582	-	4,582
COP	177,543	USD	178,728	5/7/2018	JPM	-	(1,185)	(1,185)
COP	219,318	USD	220,620	5/7/2018	JPM	-	(1,302)	(1,302)
COP	254,131	USD	256,188	5/7/2018	JPM	-	(2,057)	(2,057)
COP	275,018	USD	275,398	5/7/2018	JPM	-	(380)	(380)
COP	310,527	USD	312,632	5/7/2018	JPM	-	(2,105)	(2,105)
COP	500,602	USD	504,366	5/7/2018	JPM	-	(3,764)	(3,764)
JPY	1,695,217	USD	1,693,899	5/11/2018	JPM	1,318	-	1,318
USD	463,749	JPY	470,894	5/11/2018	JPM	-	(7,145)	(7,145)
EUR	355,841	USD	358,199	5/18/2018	JPM	-	(2,358)	(2,358)
EUR	368,112	USD	370,923	5/18/2018	JPM	-	(2,811)	(2,811)
USD	9,811,570	EUR	9,681,341	5/18/2018	JPM	130,229	-	130,229
USD	2,950,753	TWD	2,963,063	5/23/2018	JPM	-	(12,310)	(12,310)
ARS	6,778	USD	6,961	5/16/2018	RBS	-	(183)	(183)
TWD	290,234	USD	289,065	3/14/2018	SCB	1,169	-	1,169
SGD	320,808	USD	322,617	3/14/2018	SCB	-	(1,809)	(1,809)
RUB	213,185	USD	208,948	5/25/2018	SCB	4,237	-	4,237
USD	323,354	SGD	321,470	6/20/2018	SCB	1,884	-	1,884
USD	291,012	TWD	292,022	6/20/2018	SCB	-	(1,010)	(1,010)
EGP	98,841	USD	94,000	7/30/2018	SCB	4,841	-	4,841
EUR	471,513	USD	457,985	3/19/2018	SSB	13,528	-	13,528
JPY	480,433	USD	463,685	3/19/2018	SSB	16,748	-	16,748
USD	457,813	JPY	480,433	3/19/2018	SSB	-	(22,620)	(22,620)
USD	474,012	EUR	471,513	3/19/2018	SSB	2,499	-	2,499
IDR	167,238	USD	167,344	4/24/2018	SSB	-	(106)	(106)
COP	99,888	USD	101,021	5/11/2018	SSB	-	(1,133)	(1,133)
BRL	101,780	USD	100,229	5/16/2018	SSB	1,551	-	1,551

						$562,629	$(501,178)	$61,451

* All values denominated in USD.

See accompanying notes

20

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

Glossary:

Counterparty Abbreviations:
BNP	BNP Paribas, N.A.
BOA	Bank of America, N.A.
BRC	Barclays Bank PLC
CBK	Citibank, N.A.
FBF	Credit Suisse International
DUB	Deutsche Bank AG
GSC	Goldman Sachs Capital Markets
GST	Goldman Sachs International
HUS	HSBC Bank (USA)
JPM	JPMorgan Chase Bank, N.A.
MSC	Morgan Stanley & Co. Inc.
RBS	Royal Bank of Scotland PLC
SCB	Standard Chartered Bank
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX	Credit Default Swap Index
HY	High Yield
iBoxx	Investment Grade Bond Index
iTraxx	Credit Default Swap Index
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

Other Abbreviations:
CCP	Central Counterparty Clearing House
Bund	German Federal Government Bond
BTP	Buoni del Tesoro Poliennali
ECAL	European-Style Call
EPUT	European-Style Put
ETF	Exchange Traded Fund
EURIBOR	Euro Interbank Offered Rate
GILT	Bank of England Bonds
IRS	Interest Rate Swap
LIBOR	London Interbank Offered Rate
OAT	Obligations Assimilables du Trésor
OTC	Over-the-Counter
TIIE	Interbank Equilibrium Interest Rate

See accompanying notes

21

American Beacon Flexible Bond FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of February 28, 2018, the investments were classified as described below:

Flexible Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations	$-	$1,752,519	$99,625	$1,852,144
Corporate Obligations	-	22,106,125	-	22,106,125
Foreign Corporate Obligations	-	8,466,033	-	8,466,033
Foreign Sovereign Obligations	-	26,866,477	-	26,866,477
Asset-Backed Obligations	-	19,048,462	-	19,048,462
Collateralized Mortgage Obligations	-	13,434,334	167,609	13,601,943
Commercial Mortgage-Backed Obligations	-	652,675	-	652,675
U.S. Agency Mortgage-Backed Obligations	-	7,118,820	-	7,118,820
U.S. Treasury Obligations	-	18,218,433	-	18,218,433
Municipal Obligations	-	320,472	-	320,472
Exchange-Traded Instruments	215,450	-	-	215,450
Short-Term Investments
U.S. Treasury Obligations	-	6,927,897	-	6,927,897
Investment Companies	6,603,369	-	-	6,603,369
Certificate of Deposits	-	299,480	-	299,480

Total Investments in Securities - Assets	$6,818,819	$125,211,727	$267,234	$132,297,780

Financial Derivative Instruments - Assets
Futures Contracts	$290,005	$-	$-	$290,005
Swap Contract Agreements	-	1,100,895	-	1,100,895
Purchased Options and Swaptions Contracts	5,700	92,496	-	98,196
Forward Foreign Currency Contracts	-	562,629	-	562,629

Total Financial Derivative Instruments - Assets	$295,705	$1,756,020	$-	$2,051,725

Financial Derivative Instruments - Liabilities
Futures Contracts	$(61,423)	$-	$-	$(61,423)
Swap Contract Agreements	-	(55,456)	-	(55,456)
Written Options and Swaptions Contracts	-	(199,414)	-	(199,414)
Reverse Repurchase Agreements	-	(5,830,975)	-	(5,830,975)
Forward Foreign Currency Contracts	-	(501,178)	-	(501,178)

Total Financial Derivative Instruments - Liabilities	$(61,423)	$(6,587,023)	$-	$(6,648,446)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended February 28, 2018, there were no transfers between levels.

The following table is a reconciliation of Level 3 assets within the Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 8/31/2017	Purchases	Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 2/28/2018	Change in Unrealized Appreciation (Depreciation) at Period end**
Bank Loan Obligations	$-	$99,625	$-	$113	$-	$(113)	$-	$-	$99,625	$(113)
Collateralized Mortgage Obligations	179,680	-	17,536	528	1,814	3,123	-	-	167,609	(6,931)

	$179,680	$99,625	$17,536	$641	$1,814	$3,010	$-	$-	$267,234	$(7,044)

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The collateralized mortgage obligation was classified as a Level 3 security because the security was priced using a single broker quote. The valuation of the unfunded bank loan obligation was classified as Level 3 security due to the use of unobservable inputs.

See accompanying notes

22

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

February 28, 2018 (Unaudited)

Assets:
Investments in unaffiliated securities, at fair value†	$125,694,411
Investments in affiliated securities, at fair value‡	6,603,369
Foreign currency, at fair value^	228,920
Purchased options contracts outstanding (premiums paid $157,637)	98,196
Foreign currency deposits with brokers for futures contracts, at fair value¤	2,535
Swap premium paid	394,012
Swap income receivable	85,083
Deposit with brokers for futures contracts	638,972
Cash collateral held at custodian for the benefit of the broker	1,027,000
Dividends and interest receivable	602,845
Receivable for investments sold	1,929,204
Receivable for fund shares sold	34,500
Receivable for tax reclaims	4,203
Receivable for expense reimbursement (Note 2)	24,152
Receivable for variation margin on open futures contracts (Note 5)	236,490
Unrealized appreciation from swap agreements	1,100,895
Unrealized appreciation from forward foreign currency contracts	562,629
Prepaid expenses	34,441

Total assets	139,301,857

Liabilities:
Payable for investments purchased	4,790,641
Payable for fund shares redeemed	36,320
Payable for foreign currency at broker, at fair value*	1,249
Payable for reverse repurchase agreements#	5,830,975
Swap premium received	336,725
Cash due to broker	1,222,796
Cash due to custodian	468,666
Written options and swaptions contracts, at fair value (premiums received $262,926)	199,414
Swap income payable	93,234
Management and sub-advisory fees payable (Note 2)	101,391
Service fees payable (Note 2)	5,872
Transfer agent fees payable (Note 2)	5,289
Custody and fund accounting fees payable	86,452
Professional fees payable	59,691
Payable for prospectus and shareholder reports	933
Unrealized depreciation from swap agreements	55,456
Unrealized depreciation from forward foreign currency contracts	501,178
Other liabilities	709

Total liabilities	13,796,991

Net assets	$125,504,866

Analysis of net assets:
Paid-in-capital	$141,051,749
Undistributed net investment income	351,503
Accumulated net realized (loss)	(16,385,916)
Unrealized (depreciation) of investments in unaffiliated securitiesA	(851,905)
Unrealized (depreciation) of purchased options and swaptions contracts	(59,441)
Unrealized (depreciation) of foreign currency transactions	(108)
Unrealized appreciation of forward foreign currency contracts	61,451
Unrealized appreciation of futures contracts	228,582
Unrealized appreciation of swap agreements	1,045,439
Unrealized appreciation of written options and swaptions contracts	63,512

Net assets	$125,504,866

See accompanying notes

23

American Beacon Flexible Bond FundSM

Statement of Assets and Liabilities

February 28, 2018 (Unaudited)

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	8,376,181

Y Class	3,384,989

Investor Class	528,293

A Class	266,274

C Class	210,973

Net assets:
Institutional Class	$82,410,236

Y Class	$33,256,258

Investor Class	$5,181,187

A Class	$2,599,358

C Class	$2,057,827

Net asset value, offering and redemption price per share:
Institutional Class	$9.84

Y Class	$9.82

Investor Class	$9.81

A Class	$9.76

A Class (offering price)	$10.25

C Class	$9.75

† Cost of investments in unaffiliated securities	$126,546,316
‡ Cost of investments in affiliated securities	$6,603,369
* Cost of foreign currency at broker	$2,169
¤ Cost of foreign currency deposits with broker for futures contracts	$2,618
^ Cost of foreign currency	$231,529
# Cost of reverse repurchase agreements	$5,830,975
A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

24

American Beacon Flexible Bond FundSM

Statement of Operations

For the period ended February 28, 2018 (Unaudited)

Investment income:
Dividend income from affiliated securities	$30,625
Interest income (net of foreign taxes)†	2,232,787

Total investment income	2,263,412

Expenses:
Management and sub-advisory fees (Note 2)	539,399
Transfer agent fees:
Institutional Class (Note 2)	10,146
Y Class (Note 2)	16,395
Investor Class	741
A Class	563
C Class	130
Custody and fund accounting fees	51,473
Professional fees	70,681
Registration fees and expenses	32,830
Service fees (Note 2):
Investor Class	5,775
A Class	2,646
C Class	1,347
Distribution fees (Note 2):
A Class	4,411
C Class	10,736
Prospectus and shareholder report expenses	8,631
Trustee fees (Note 2)	3,453
Other expenses	5,806

Total expenses	765,163

Net fees waived and expenses (reimbursed) (Note 2)	(155,432)

Net expenses	609,731

Net investment income	1,653,681

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	395,024
Purchased options and swaptions contracts	62,774
Foreign currency transactions	(65,230)
Forward foreign currency contracts	(396,400)
Futures contracts	270,518
Swap agreements	(252,794)
Written options and swaptions contracts	9,481
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	(1,167,185)
Purchased options and swaptions contracts	98,000
Foreign currency transactions	909
Forward foreign currency contracts	(263,728)
Futures contracts	253,220
Swap agreements	1,012,370
Written options and swaptions contracts	(141,012)

Net (loss) from investments	(184,053)

Net increase in net assets resulting from operations	$1,469,628

† Foreign taxes	$(2,209)
A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

25

American Beacon Flexible Bond FundSM

Statement of Changes in Net Assets

	Six Months Ended February 28, 2018	Year Ended August 31, 2017
	(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$1,653,681	$3,455,876
Net realized gain (loss) from investments in unaffiliated securities, purchased options and swaptions contracts, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, and written options and swaptions contracts	23,373	(1,169,992)
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, purchased options and swaptions contracts, foreign currency transactions, forward foreign currency contracts, futures contracts, swap agreements, and written options and swaptions contracts	(207,426)	4,800,739

Net increase in net assets resulting from operations	1,469,628	7,086,623

Distributions to shareholders:
Net investment income:
Institutional Class	(934,947)	(1,731,406)
Y Class	(351,929)	(554,390)
Investor Class	(47,962)	(61,714)
A Class	(37,768)	(122,695)
C Class	(14,230)	(28,533)
Return of capital:
Institutional Class	-	(229,228)
Y Class	-	(78,298)
Investor Class	-	(6,313)
A Class	-	(16,691)
C Class	-	(3,340)

Net distributions to shareholders	(1,386,836)	(2,832,608)

Capital share transactions (Note 10):
Proceeds from sales of shares	11,276,367	25,658,079
Reinvestment of dividends and distributions	1,377,271	2,804,731
Cost of shares redeemed	(17,213,192)	(44,182,974)

Net (decrease) in net assets from capital share transactions	(4,559,554)	(15,720,164)

Net (decrease) in net assets	(4,476,762)	(11,466,149)

Net assets:
Beginning of period	129,981,628	141,447,777

End of period*	$125,504,866	$129,981,628

*Includes undistributed net investment income	$351,503	$84,658

See accompanying notes

26

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, open-end management investment company. As of February 28, 2018, the Trust consists of thirty-three active series, one of which is presented in this filing (the “Fund”): American Beacon Flexible Bond Fund. The remaining thirty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

The Flexible Bond Fund is a commodity pool, as defined in the regulations of the Commodity Futures Trading Commission (the “CFTC”) and operated by the Manager, a commodity pool operator registered with the CFTC.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

27

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For convertible securities, premiums attributable to the conversion feature are not amortized. Realized gains (losses) from securities sold are determined on the basis of specific lot identification. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed for non-accrual when the issuer resumes interest payments or when collectability of interest is probable.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If a Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable. For the period ended February 28, 2018, the Fund did not have commission recapture income.

28

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of February 28, 2018, based on management’s evaluation of the shareholder account base, 4 accounts in the Fund have been identified as representing an unaffiliated significant ownership of approximately 35% of the Fund’s outstanding Institutional Class shares.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisors pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedules:

Brandywine Global Investment Management, LLC

All Assets	0.55%

Pacific Investment Management Company LLC

All Assets	0.60%

29

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Payden & Rygel

First $100 million	0.40%
Over $100 million	0.35%

The Management and Sub-Advisory Fees paid by the Fund for the period ended February 28, 2018 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$220,806
Sub-Advisor Fees	0.52%	318,593

Total	0.87%	$539,399

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes. of the Fund. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to the Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended February 28, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Flexible Bond	$24,318

30

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

As of February 28, 2018, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Flexible Bond	$3,535

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended February 28, 2018, the Manager earned fees on the Fund’s direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Flexible Bond	$2,828

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Fund because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended February 28, 2018, the Flexible Bond Fund borrowed on average $1,365,503 for 1 day at an average interest rate of 1.74% with interest charges paid of $66. The amount is included in “Other expenses” on the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the period ended February 28, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap			Expiration of Reimbursed Expenses
Fund	Class	9/1/2017 - 2/28/2018	Reimbursed Expenses	(Recouped) Expenses
Flexible Bond	Institutional	0.90%	$106,511	$–	2021
Flexible Bond	Y	0.99%	38,449	–	2021
Flexible Bond	Investor	1.27%	3,260	–	2021
Flexible Bond	A	1.29%	4,779	–	2021
Flexible Bond	C	2.04%	2,433	–	2021

31

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Of these amounts, $24,152 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at February 28, 2018. The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Fund did not record a liability for potential reimbursement, due to the current assessment that a reimbursement is unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Flexible Bond	$–	$274,583	$–	2018
Flexible Bond	–	395,527	–	2019

Sales Commissions

The Fund’s distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended February 28, 2018, Foreside collected $29 for the Fund from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended February 28, 2018, CDSC fees of $3,811 were collected for Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended February 28, 2018, CDSC fees of $35,800 were collected for Class C Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

32

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers. Certain fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Exchange-traded options, except equity options and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

33

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) financial derivative instruments, such as foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

34

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Asset-Backed Securities (“ABS”)

ABS may include MBS, loans, receivables or other assets. The value of the Fund’s ABS may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.

Rising or high interest rates tend to extend the duration of ABS, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying ABS have become an increasing risk for ABS that are secured by home equity loans related to sub-prime, Alt-A or non conforming mortgage loans, especially in a declining residential real estate market.

35

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

ABS (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.

Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of ABS may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Bank Loans and Senior Loans

Loans are typically administered by a bank, insurance company, finance company or other financial institution (the “agent”) for a lending syndicate of financial institutions. In a typical loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. In addition, an institution (which may be the agent) may hold collateral on behalf of the lenders. Typically, under loan agreements, the agent is given broad authority in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. In asserting rights against a borrower, the Fund normally will be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of purchasers of loans are subject to the claims of the agent’s general or secured creditors, the Fund might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. The Fund may be subject to similar risks when it buys a participation interest or an assignment from an intermediary.

Bank loans can be fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). The Fund may invest in senior loans, which are floating rate loans that hold a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of other obligations of a borrower in the event of liquidation. Bank loans and senior loans may be collateralized or uncollateralized. They pay interest at rates that float above, or are adjusted periodically based on, a benchmark that reflects current interest rates. The Fund may invest in such loans in the form of participations in loans and assignments of all or a portion of loans from third parties. In connection with purchasing participations in such instruments, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan.

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American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

The Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in “Interest income” on the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included on the Statement of Assets and Liabilities and Statement of Operations.

Certificates of Deposits (“CDs”)

CDs are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund’s investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

High-Yield Securities

Non-investment-grade securities are rated below the four highest credit grades by at least one of the public rating agencies (or are unrated if not publicly rated). Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, including sensitivity to economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower-rated securities generally fluctuate more than higher-quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

Illiquid and Restricted Securities

The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended February 28, 2018 are disclosed in the Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

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American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust . The Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders

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American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Fund may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statement of Assets and Liabilities.

Privately Issued Mortgage-Backed Securities

MBS held by a Fund may be issued by private issuers including commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles (“SPV”)) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-agency MBS may offer higher yields than those issued by government agencies, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refer to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike agency MBS issued or guaranteed by the U.S. government or a government-sponsored entity (e.g., Fannie Mae and Freddie Mac), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active

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American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

trading market, MBS held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Repurchase Agreements

A repurchase agreement is a fixed-income security in the form of an agreement between a Fund as purchaser and an approved counterparty as seller. The agreement is backed by collateral in the form of securities and/or cash transferred by the seller to the buyer to be held by an eligible third-party custodian. Under the agreement, a Fund acquires securities from the seller and the seller simultaneously commits to repurchase the securities at an agreed upon price and date, normally within a week. The price for the seller to repurchase the securities is greater than a Fund’s purchase price, reflecting an agreed upon “interest rate” that is effective for the period of time the purchaser’s money is invested in the security. During the term of the repurchase agreement, a Fund monitors on a daily basis the market value of the collateral subject to the agreement and, if the market value of the securities falls below the seller’s repurchase amount provided under the repurchase agreement, the seller is required to transfer additional securities or cash collateral equal to the amount by which the market value of the securities falls below the repurchase amount. Repurchase agreements may exhibit the economic characteristics of loans by a Fund.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying securities, whether because of the seller’s bankruptcy or otherwise. In such event, a Fund would attempt to exercise its rights with respect to the underlying collateral, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the securities value of the underlying collateral, (b) possible reduction in levels of income and (c) lack of access to the securities collateral (if they are held through a third-party custodian) and possible inability to enforce the Fund’s rights. The Board has established procedures pursuant to which the sub-advisor(s) monitors the creditworthiness of the counterparties with which the Fund enters into repurchase agreement transactions.

The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or registered broker-dealers who, in the opinion of the sub-advisor, present a minimal risk of default during the term of the agreement. The underlying securities which serve as collateral for repurchase agreements typically include U.S. Government and agency securities, municipal obligations, asset-backed securities, mortgage-backed securities, common and preferred stock, depositary receipts, ETFs, corporate obligations and convertible securities. There is no percentage restriction on the Fund’s ability to enter into repurchase agreements with terms of seven days or less.

Reverse Repurchase Agreements

The Fund may borrow funds by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Act.

Short Sales

The Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the

40

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Statement of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of February 28, 2018, there were no short positions held by the Fund.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the period ended February 28, 2018, the Flexible Bond Fund entered into forward foreign currency contracts primarily for return enhancement and hedging.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended February 28, 2018
Fund	Purchased Contracts	Sold Contracts
Flexible Bond	$29,893,584	$39,813,139

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended February 28, 2018, the Fund entered into future contracts primarily for return enhancement, hedging and exposing cash to markets.

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American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended February 28, 2018
Flexible Bond	281

Options Contracts

The Fund may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Fund’s exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Fund’s exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Fund writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Fund’s exposure to unfavorable movements of the underlying instrument. The Fund pays a premium which is included on the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

During the period ended February 28, 2018, the Flexible Bond Fund purchased/sold options primarily for return enhancement and hedging.

The Fund’s option and swaption contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Option and Swaption Notional Amounts* Outstanding Period Ended February 28, 2018
Fund	Purchased Contracts	Written Contracts
Flexible Bond	19,588,575	41,937,750

* Notional amounts are denominated in local currency

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American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Straddle Options

The Fund may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Swap Agreements

The Fund may invest in swap agreements. Swap agreements are negotiated between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements are either privately negotiated in the over-the-counter market (“OTC Swaps”) or cleared in a central clearing house (“Centrally Cleared Swaps”). The Fund may enter into credit default, cross-currency, interest rate and other forms of swap agreements to manage its exposure to credit, currency, interest rate, and inflation risk. In connection with these agreements, securities or cash may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee pursuant to procedures approved by the Board.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the

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American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities,

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American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of February 28, 2018, for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

During the period ended February 28, 2018, the Flexible Bond Fund entered into credit default swaps primarily for return enhancement, hedging, and exposing cash to markets.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts* Outstanding
Fund	Period Ended February 28, 2018
Flexible Bond	5,315,000

* Notional amounts are denominated in local currency

Interest Rate Swap Agreements

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

During the period ended February 28, 2018, the Flexible Bond Fund entered into interest rate swaps primarily for return enhancement and hedging.

45

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

The Fund’s interest rate swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of interest rate swap contracts. For the purpose of this disclosure, the volume is measured by the notional amounts outstanding at each quarter end.

Average Interest Rate Swap Notional Amounts* Outstanding
Fund	Period Ended February 28, 2018
Flexible Bond	212,402,500

* Notional amounts are denominated in local currency

Total Return Swap Agreements

The Flexible Bond Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by the notional value of contracts outstanding at each quarter end:

Average Total Return Swap Notional Amounts* Outstanding
Fund	Period Ended February 28, 2018
Flexible Bond	200,000

* Notional amounts are denominated in local currency

Inflation Swap Agreements

An inflation swap involves the use of inflation derivatives (or inflation-indexed derivatives) to transfer inflation risk from one party to another. The derivatives used may be over-the-counter or exchange-traded derivatives. Inflation swaps frequently include real rate swaps, such as asset swaps of inflation-indexed bonds. Inflation swaps are simply a linear form of such derivatives. Real rate swaps consist of the nominal interest swap rate minus the corresponding inflation swap.

In an inflation swap, one party pays a fixed rate on a notional principal amount, while the other party pays a floating rate linked to an inflation index, such as the Consumer Price Index (CPI). The party paying the floating rate pays the inflation-adjusted rate multiplied by the notional principal amount.

There are three main types of inflation swap. In a standard interbank inflation-linked swap, or zero-coupon inflation-linked swap, cash flow is exchanged on the maturity date. This swap pays out the exact value of the cumulative inflation for a fixed capital sum over a determined period.

In a year-on-year inflation-linked swap, inflation is used on an annual basis rather than a cumulative one. Typically, an inflation swap is priced on a zero-coupon basis, with payment exchanged upon maturity. One party pays the compound fixed rate, while the other pays the actual inflation rate for the term of the swap. In Europe, inflation swaps are typically paid on a year-on-year basis where the year-on-year rate of change of the price index is paid. In the United States, payment is more typically on a month-on-month basis, although the inflation rate used is still the year-on-year rate.

46

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

In an inflation-linked income swap two cash flows are exchanged, each of which follows the inflation index. One party pays a fixed inflation increase annually over the period of the contract. The other party pays the actual inflation over the period of the contract. The swap itself consists of a series of zero-coupon swaps. Other traded inflation derivatives include caps, floors, and straddles, which are usually priced against year-on-year swaps.

During the period ended February 28, 2018, the Flexible Bond Fund did not hold any inflation swap agreements outstanding.

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of February 28, 2018:

	Derivatives not accounted for as hedging instruments
Assets:	Credit contracts		Foreign exchange contracts		Commodity contracts	Interest rate contracts		Equity contracts	Total
Purchased options and swaptions contracts outstanding	$–	$	–	$	–	$92,496		$5,700	$98,196
Unrealized appreciation of forward foreign currency contracts	–		562,629		–	–		–	562,629
Receivable for variation margin from open futures contracts(2)	–		–		–	290,005		–	290,005
Unrealized appreciation from swap agreements	36,200		–		–	1,057,743		6,952	1,100,895

Liabilities:	Credit contracts		Foreign exchange contracts		Commodity contracts	Interest rate contracts		Equity contracts	Total
Written options and swaptions contracts outstanding	$–		$(414)	$	–	$(199,000)	$	–	$(199,414)
Unrealized depreciation of forward foreign currency contracts	–		(501,178)		–	–		–	(501,178)
Payable for variation margin from open futures contracts(2)	–		–		–	(61,423)		–	(61,423)
Unrealized depreciation from swap agreements	(8,967)		–		–	(46,489)		–	(55,456)

The effect of financial derivative instruments on the Statement of Operations as of February 28, 2018:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options and swaptions contracts	$–	$98,489	$–	$(105,759)	$70,044	$62,774
Forward foreign currency contracts	–	(396,400)	–	–	–	(396,400)
Futures contracts	–	–	–	270,518	-	270,518
Swap agreements	(148,795)	–	–	(103,999)	-	(252,794)
Written options and swaptions contracts	–	(26,566)	–	36,047	-	9,481

47

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Derivatives not accounted for as hedging instruments
Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options and swaptions contracts	$–	$7,463	$–	$81,624	$8,913	$98,000
Forward foreign currency contracts	–	(263,728)	–	–	–	(263,728)
Futures contracts	–	–	–	253,220	–	253,220
Swap agreements	108,188	–	–	904,182	–	1,012,370
Written options and swaptions contracts	–	(164)	–	(140,848)	-	(141,012)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in over-the-counter (“OTC”) derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Repurchase Agreements (“Master Repo Agreements”) govern transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for Repurchase and Reverse Repurchase Agreements.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

48

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Currency Risk

The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward foreign currency exchange contracts in non-U.S. currencies, non-U.S. currency futures contracts and swaps for cross-currency investments. Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Portfolio turnover is a measure of the Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the

49

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

period. High portfolio turnover could increase the Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Fund could also result in increased realized net capital gains, distributions of which are taxable to the Fund’s shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

Interest Rate Risk

The Fund is subject to the risk that the market value of fixed-income securities or derivatives it holds, particularly mortgage backed and other asset backed securities, will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve raised the federal funds rate several times since December 2015 and has signaled additional increases in the near future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed-income securities or derivatives are also affected by their duration. Fixed-income securities or derivatives with longer duration generally have greater sensitivity to changes in interest rates. An increase in interest rates can impact markets broadly as well.

Leverage Risk

The Fund’s use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Fund will have the potential for greater losses than if the Fund does not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Fund’s exposure to an asset or class of assets and may cause the Fund’s NAV to be volatile.

Liquidity Risk

The Fund is susceptible to the risk that certain fixed-income investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the

50

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-adviser, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-adviser believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-adviser directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Fund invest in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, as amended, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The Fund may not be able to sell a restricted security when the sub-advisor(s) considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Short Position Risk

The Fund will incur a loss as a result of a short position if the price of the instrument sold short increases in value between the date of the short sale and the date on which an offsetting position is purchased. Short positions may be considered speculative transactions and involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument. The Fund’s losses are potentially unlimited in a short position transaction.

51

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Valuation Risk

The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, February 28, 2018.

Flexible Bond Fund

Offsetting of Financial and Derivative Assets as of February 28, 2018:
	Assets	Liabilities
Futures Contracts	$290,005	$61,423
Swap Agreement - Centrally cleared	1,074,108	55,456
Swap Agreement - OTC	26,787	-
Purchased Options and Swaptions Contracts	98,196	-
Written Options and Swaptions Contracts	-	199,414
Forward Foreign Currency Contracts	562,629	501,178

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,051,725	$817,471

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(1,364,113)	$(116,879)

Total derivative assets and liabilities subject to an MNA	$687,612	$700,592

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of February 28, 2018:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
BNP Paribas, N.A.	$7,686	$(7,686)	$-	$-	$-
Bank of America, N.A.	18,933	(8,866)	-	-	10,067
Barclays Bank PLC	44,966	(44,966)	-	-	-
Citibank, N.A.	169,639	(114,854)	20,000	-	34,785
Credit Suisse International	1,554	(1,554)	-	-	-
Deutsche Bank AG	21,718	(18)	-	-	21,700
Goldman Sachs Capital Markets	49,614	(32,201)	-	-	17,413
Goldman Sachs International	53,933	(53,933)	-	-	-
HSBC Bank (USA)	112,543	(112,543)	-	-	-
JPMorgan Chase Bank, N.A.	131,547	(35,417)	-	-	96,130
Morgan Stanley & Co. Inc.	29,022	(29,022)	-	-	-
Standard Chartered Bank	12,131	(2,819)	-	-	9,312
State Street Bank & Trust Co.	34,326	(23,859)	-	-	10,467

Total	$687,612	$(467,738)	$20,000	$-	$199,874

52

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
BNP Paribas, N.A.	$12,921	$(7,686)	$-	$-	$5,235
Bank of America, N.A.	8,866	(8,866)	-	-	-
Barclays Bank PLC	148,561	(44,966)	-	-	103,595
Citibank, N.A.	114,854	(114,854)	-	-	-
Credit Suisse International	15,934	(1,554)	-	-	14,380
Deutsche Bank AG	18	(18)	-	-	-
Goldman Sachs Capital Markets	32,201	(32,201)	-	-	-
Goldman Sachs International	93,184	(53,933)	-	-	39,251
HSBC Bank (USA)	164,482	(112,543)	-	-	51,939
JPMorgan Chase Bank, N.A.	35,417	(35,417)	-	-	-
Morgan Stanley & Co. Inc.	47,293	(29,022)	-	18,271	-
Royal Bank of Scotland PLC	183	-	-	-	183
Standard Chartered Bank	2,819	(2,819)	-	-	-
State Street Bank & Trust Co.	23,859	(23,859)	-	-	-

Total	$700,592	$(467,738)	$-	$18,271	$214,583

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. The tax years for the four year period ended August 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

53

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

As of February 28, 2018 the tax cost for the Fund and respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Flexible Bond	$133,949,406	$7,472,443	$(8,220,940)	$(748,497)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2017, the Fund had $6,899,148 of short-term and $9,065,201 long-term post RIC MOD capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended February 28, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Flexible Bond	$26,931,993	$142,091,783	$26,902,337	$143,542,220

A summary of the Fund’s transactions in the USG Select Fund for the period ended February 28, 2018 were as follows:

Fund	Type of Transaction	August 31, 2017 Shares/Fair Value	Purchases	Sales	February 28, 2018 Shares/Fair Value	Dividend Income
Flexible Bond	Direct	$6,688,878	$44,300,540	$44,386,049	$6,603,369	$30,625

9.  Borrowing Arrangements

Effective November 16, 2017, the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Fund, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been

54

American Beacon Flexible Bond FundSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

allocated among the Participating Funds based on average daily net assets. During the period ended February 28, 2018, the Fund did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	Institutional Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	331,082	$3,249,111	1,663,568	$15,914,446
Reinvestment of dividends	95,407	934,747	204,294	1,960,244
Shares redeemed	(1,034,594)	(10,116,492)	(2,775,374)	(26,484,011)

Net (decrease) in shares outstanding	(608,105)	$(5,932,634)	(907,512)	$(8,609,321)

	Y Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	626,605	$6,148,571	476,861	$4,608,525
Reinvestment of dividends	35,529	347,644	65,961	632,595
Shares redeemed	(309,217)	(3,027,418)	(900,592)	(8,584,774)

Net increase (decrease) in shares outstanding	352,917	$3,468,797	(357,770)	$(3,343,654)

	Investor Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	132,450	$1,295,641	285,136	$2,744,151
Reinvestment of dividends	4,868	47,571	7,001	67,241
Shares redeemed	(41,637)	(407,055)	(159,261)	(1,522,338)

Net increase in shares outstanding	95,681	$936,157	132,876	$1,289,054

	A Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	45,456	$442,823	215,757	$2,069,773
Reinvestment of dividends	3,441	33,487	11,930	113,722
Shares redeemed	(344,094)	(3,348,075)	(592,971)	(5,665,080)

Net (decrease) in shares outstanding	(295,197)	$(2,871,765)	(365,284)	$(3,481,585)

	C Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Flexible Bond Fund	Shares	Amount	Shares	Amount
Shares sold	14,404	$140,221	33,578	$321,184
Reinvestment of dividends	1,422	13,822	3,241	30,929
Shares redeemed	(32,334)	(314,152)	(202,704)	(1,926,771)

Net (decrease) in shares outstanding	(16,508)	$(160,109)	(165,885)	$(1,574,658)

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

55

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013

	(unaudited)
Net asset value, beginning of period	$9.83		$9.50		$9.77		$10.33	$10.21	$10.48

Income (loss) from investment operations:
Net investment income	0.12		0.24		0.22		0.29	0.21	0.34
Net gains (losses) on investments (both realized and unrealized)	(0.00	)F	0.30		(0.04)		(0.57)	0.16	(0.24)

Total income (loss) from investment operations	0.12		0.54		0.18		(0.28)	0.37	0.10

Less distributions:
Dividends from net investment income	(0.11)		(0.20)		(0.37)		(0.28)	(0.18)	(0.23)
Distributions from net realized gains	-		-		-		-	(0.07)	(0.14)
Tax return of capital	-		(0.01	)B	(0.08	)B	-	-	-

Total distributions	(0.11)		(0.21)		(0.45)		(0.28)	(0.25)	(0.37)

Net asset value, end of period	$9.84		$9.83		$9.50		$9.77	$10.33	$10.21

Total returnC	1.22	%D	5.77%		1.94%		(2.79)%	3.70%	0.83%

Ratios and supplemental data:
Net assets, end of period	$82,410,236		$88,277,101		$93,936,262		$164,119,296	$177,201,454	$127,322,158
Ratios to average net assets:
Expenses, before reimbursements	1.15	%E	1.11%		1.13%		1.27%	1.24%	1.22%
Expenses, net of reimbursements	0.90	%E	0.90%		0.90%		0.90%	0.90%	0.90%
Net investment income, before expense reimbursements	2.43	%E	2.49%		2.70%		2.37%	1.61%	0.84%
Net investment income, net of reimbursements	2.68	%E	2.70%		2.93%		2.74%	1.94%	1.15%
Portfolio turnover rate	149	%D	258%		162%		492%	387%	112%

A	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
B	The tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Amount represents less than $0.01 per share.

See accompanying notes

56

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013

	(unaudited)
Net asset value, beginning of period	$9.82		$9.50		$9.77		$10.33	$10.22	$10.51

Income (loss) from investment operations:
Net investment income	0.16		0.22		0.21		0.29	0.18	0.22
Net gains (losses) on investments (both realized and unrealized)	(0.05)		0.31		(0.04)		(0.58)	0.17	(0.15)

Total income (loss) from investment operations	0.11		0.53		0.17		(0.29)	0.35	0.07

Less distributions:
Dividends from net investment income	(0.11)		(0.20)		(0.37)		(0.27)	(0.17)	(0.22)
Distributions from net realized gains	-		-		-		-	(0.07)	(0.14)
Tax return of capital	-		(0.01	)B	(0.07	)B	-	-	-

Total distributions	(0.11)		(0.21)		(0.44)		(0.27)	(0.24)	(0.36)

Net asset value, end of period	$9.82		$9.82		$9.50		$9.77	$10.33	$10.22

Total returnD	1.11	%E	5.67%		1.83%		(2.87)%	3.51%	0.58%

Ratios and supplemental data:
Net assets, end of period	$33,256,258		$29,763,479		$32,193,869		$44,284,677	$38,033,706	$39,897,599
Ratios to average net assets:
Expenses, before reimbursements	1.23	%C	1.19%		1.19%		1.34%	1.29%	1.26%
Expenses, net of reimbursements	0.99	%C	0.99%		0.99%		0.99%	0.99%	0.99%
Net investment income, before expense reimbursements	2.37	%C	2.40%		2.67%		2.33%	1.51%	0.91%
Net investment income, net of reimbursements	2.61	%C	2.60%		2.86%		2.68%	1.81%	1.19%
Portfolio turnover rate	149	%E	258%		162%		492%	387%	112%

A	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
B	The tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Annualized.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.

See accompanying notes

57

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013

	(unaudited)
Net asset value, beginning of period	$9.81		$9.50		$9.76		$10.31	$10.21	$10.51

Income (loss) from investment operations:
Net investment income (loss)	0.42		0.98		(1.27)		(0.33)	0.02	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.32)		(0.48)		1.41		0.01	0.30	(0.13)

Total income (loss) from investment operations	0.10		0.50		0.14		(0.32)	0.32	0.05

Less distributions:
Dividends from net investment income	(0.10)		(0.18)		(0.33)		(0.23)	(0.15)	(0.21)
Distributions from net realized gains	-		-		-		-	(0.07)	(0.14)
Tax return of capital	-		(0.01	)B	(0.07	)B	-	-	-

Total distributions	(0.10)		(0.19)		(0.40)		(0.23)	(0.22)	(0.35)

Net asset value, end of period	$9.81		$9.81		$9.50		$9.76	$10.31	$10.21

Total returnD	1.04	%E	5.36%		1.57%		(3.11)%	3.13%	0.38%

Ratios and supplemental data:
Net assets, end of period	$5,181,187		$4,242,206		$2,846,444		$7,560,586	$24,410,567	$56,015,406
Ratios to average net assets:
Expenses, before reimbursements	1.41	%C	1.38%		1.42%		1.51%	1.43%	1.54%
Expenses, net of reimbursements	1.27	%C	1.27%		1.27%		1.27%	1.27%	1.27%
Net investment income, before expense reimbursements	2.20	%C	2.22%		2.39%		2.15%	1.34%	0.65%
Net investment income, net of reimbursements	2.34	%C	2.33%		2.53%		2.38%	1.50%	0.92%
Portfolio turnover rate	149	%E	258%		162%		492%	387%	112%

A	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
B	The tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Annualized.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.

See accompanying notes

58

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013

	(unaudited)
Net asset value, beginning of period	$9.76		$9.45		$9.72		$10.27	$10.16	$10.49

Income (loss) from investment operations:
Net investment income (loss)	0.11	B	(0.17)		0.02		0.12	0.10	0.21
Net gains (losses) on investments (both realized and unrealized)	(0.01)		0.67		0.11		(0.44)	0.21	(0.18)

Total income (loss) from investment operations	0.10		0.50		0.13		(0.32)	0.31	0.03

Less distributions:
Dividends from net investment income	(0.10)		(0.18)		(0.33)		(0.23)	(0.13)	(0.22)
Distributions from net realized gains	-		-		-		-	(0.07)	(0.14)
Tax return of capital	-		(0.01	)C	(0.07	)C	-	-	-

Total distributions	(0.10)		(0.19)		(0.40)		(0.23)	(0.20)	(0.36)

Net asset value, end of period	$9.76		$9.76		$9.45		$9.72	$10.27	$10.16

Total returnE	1.03	%F	5.33%		1.49%		(3.14)%	3.12%	0.16%

Ratios and supplemental data:
Net assets, end of period	$2,599,358		$5,480,382		$8,757,769		$15,190,886	$27,146,489	$41,376,389
Ratios to average net assets:
Expenses, before reimbursements	1.56	%D	1.50%		1.52%		1.66%	1.68%	1.67%
Expenses, net of reimbursements	1.29	%D	1.29%		1.29%		1.29%	1.38%	1.39%
Net investment income, before expense reimbursements	1.96	%D	2.08%		2.31%		1.95%	1.10%	0.50%
Net investment income, net of reimbursements	2.23	%D	2.29%		2.53%		2.32%	1.40%	0.79%
Portfolio turnover rate	149	%F	258%		162%		492%	387%	112%

A	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
B	Per share amounts have been calculated using the average share method.
C	The tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Annualized.
E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
F	Not annualized.

See accompanying notes

59

American Beacon Flexible Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017		Year EndedA August 31, 2016		Year Ended August 31, 2015	Year Ended August 31, 2014	Year Ended August 31, 2013

	(unaudited)
Net asset value, beginning of period	$9.75		$9.44		$9.69		$10.22	$10.11	$10.49

Income (loss) from investment operations:
Net investment income (loss)	0.07	B	(0.31)		(0.08)		0.07	0.02	0.14
Net gains (losses) on investments (both realized and unrealized)	(0.01)		0.73		0.14		(0.46)	0.22	(0.19)

Total income (loss) from investment operations	0.06		0.42		0.06		(0.39)	0.24	(0.05)

Less distributions:
Dividends from net investment income	(0.06)		(0.11)		(0.26)		(0.14)	(0.06)	(0.19)
Distributions from net realized gains	-		-		-		-	(0.07)	(0.14)
Tax return of capital	-		(0.00	)D	(0.05	)C	-	-	-

Total distributions	(0.06)		(0.11)		(0.31)		(0.14)	(0.13)	(0.33)

Net asset value, end of period	$9.75		$9.75		$9.44		$9.69	$10.22	$10.11

Total returnE	0.65	%F	4.53%		0.68%		(3.81)%	2.37%	(0.54)%

Ratios and supplemental data:
Net assets, end of period	$2,057,827		$2,218,460		$3,713,433		$7,133,191	$11,126,819	$15,291,798
Ratios to average net assets:
Expenses, before reimbursements	2.27	%G	2.24%		2.26%		2.40%	2.43%	2.43%
Expenses, net of reimbursements	2.04	%G	2.04%		2.04%		2.04%	2.13%	2.14%
Net investment income (loss), before expense reimbursements	1.32	%G	1.34%		1.55%		1.21%	0.35%	(0.24)%
Net investment income, net of reimbursements	1.55	%G	1.54%		1.77%		1.57%	0.66%	0.04%
Portfolio turnover rate	149	%F	258%		162%		492%	387%	112%

A	On September 30, 2015, GAM International Management, Ltd. was terminated and ceased managing assets of the Flexible Bond Fund. On August 28, 2015, Payden & Rygel began managing assets of the Flexible Bond Fund.
B	Per share amounts have been calculated using the average share method.
C	The tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Amount represents less than $0.01 per share.
E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
F	Not annualized.
G	Annualized.

See accompanying notes

60

American Beacon FundsSM

Affirmation of Commodity Pool

February 28, 2018 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the period from September 1, 2017 to February 28, 2018, is accurate and complete.

Melinda G. Heika, Treasurer American Beacon Advisors, Inc.

Commodity Pool Operator for the American Beacon Flexible Bond Fund

61

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62

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63

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Summary Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330. A complete schedule of the Fund’s portfolio holdings is also made available on www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended August 31 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Flexible Bond Fund are service marks of American Beacon Advisors, Inc.

SAR 2/18

American Beacon®
FUNDS

2018 SEMI-ANNUAL REPORT

February 28, 2018

THE LONDON COMPANY INCOME EQUITY FUND

ZEBRA SMALL CAP EQUITY FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

THE LONDON COMPANY INCOME EQUITY FUND

Investing in small- and medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in dividend-paying stocks may result in less earnings growth or capital appreciation than investing in non-dividend paying stocks. The use of fixed-income securities entails interest rate and credit risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program.

ZEBRA SMALL CAP EQUITY FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. At times, certain securities may have limited marketability and may be difficult to sell. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	February 28, 2018

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term investment goals: Institutional wisdom + earned alpha = enduring value.

▶   We believe institutional wisdom comes from having more than 30 years of experience as manager of one of the country’s largest pension plans. As a fiduciary, we have built an investment due-diligence and oversight infrastructure, which we leverage across all our investment products. When selecting our investment managers, we focus on their people, processes and performance. We perform due-diligence reviews with each investment manager on a quarterly basis.

▶   We believe earned alpha – that is, the returns of an actively managed fund beyond a benchmark – comes from employing and engaging investment managers we believe are best-in-class and who have defined, repeatable and proven processes. Our experience has shown us that, while it’s important to be mindful of short-term considerations, having a long-term focus helps manage expectations, mitigate risks and realize goals. Thus, we seek relationships with leading investment managers who display a willingness to undertake time-intensive research strategies. The resulting investment portfolios are differentiated from their peers and allow incremental changes to help address periods of market volatility and economic uncertainty.

▶	We believe enduring value comes from “putting a portfolio in place and sticking with the plan.” Our mutual funds provide you with access to institutional-quality, research-intensive investment managers with diverse processes and styles. In the long run, having such access and spending time in the market – rather than trying to time the market – may better position you to reach your long-term investment goals.

The markets and U.S. economy were robust during calendar year 2017. However, during periods of market volatility and economic uncertainty – such as what we’ve seen thus far in 2018 – investing for the long term requires conviction. It isn’t about identifying and anticipating the next big market move. It’s about identifying the right investment products for riding out those moves. It’s about developing an approach based on long-term participation, while seeking some measure of protection against ongoing volatility.

As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for high quality and lower risk.

At American Beacon, our approach is more than a concept. It’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment products for your portfolio.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon The London Company Income Equity FundSM

Performance Overview

February 28, 2018 (Unaudited)

The Investor Class of the American Beacon The London Company Income Equity Fund (the “Fund”) returned 6.99% for the six months ended February 28, 2018. The Fund underperformed the Russell 1000 Value Index (the “Index”) return of 7.26% for the same period.

Total Returns for the Period ended February 28, 2018
	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (5/29/2012)
Institutional Class (1,2,4)	ABCIX	7.13%	8.56%	6.69%	11.73%	12.65%
Y Class (1,2,4)	ABCYX	7.07%	8.48%	6.62%	11.64%	12.56%
Investor Class (1,2,4)	ABCVX	6.99%	8.20%	6.36%	11.37%	12.28%
A without Sales Charge (1,2,4)	ABCAX	6.95%	8.20%	6.30%	11.27%	12.18%
A with Sales Charge (1,2,4)	ABCAX	0.83%	1.99%	4.23%	9.96%	11.03%
C without Sales Charge (1,2,4)	ABECX	6.52%	7.30%	5.51%	10.46%	11.34%
C with Sales Charge (1,2,4)	ABECX	5.52%	6.30%	5.51%	10.46%	11.34%

Russell 1000 Value Index (3)		7.26%	7.75%	8.02%	12.04%	14.06%

*	Not annualized.

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.	A portion of the fees charged to the Y, A, and C Classes of the Fund was waived from 2012 through 2014 and partially recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2012 through 2014. A portion of the fees charged to the Investor Class of the Fund was waived in 2012 and 2013 and partially recovered in 2014 and 2015. Performance prior to waiving fees was lower than actual returns shown in 2012 and 2013. A portion of the fees charged to the Institutional Class of the Fund was waived from 2012 through 2014 and partially recovered in 2015 and 2016. Performance prior to waiving fees was lower than actual returns shown from 2012 through 2014.

3.	The Russell 1000 Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Russell 1000® Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. One cannot directly invest in an index.

4.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares were 0.75%, 0.82%, 1.06%, 1.13%, and 1.87%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s underperformance relative to the Index was mostly attributable to security selection among the various economic sectors.

From a security selection standpoint, the Fund’s holdings in the Health Care, Energy and Industrials sectors detracted from performance. In the Health Care sector, companies detracting from the Fund’s performance included Merck down 13.6% and Eli Lilly down 1.8%. In the Energy sector, Kinder Morgan down 14.9% was the largest detractor. The Fund’s absence from ConocoPhillips and Valero Energy, which were up 25.8% and 35.1%, respectively, in the Index, also negatively impacted performance. General Electric down 36.8% and United Parcel Service down 14.5% hurt performance in the Industrials sector. The aforementioned poor performance was somewhat offset by good security selection in the Consumer Discretionary and Information Technology sectors. In the Consumer Discretionary sector, Target up 40.9% and Lowes up 22.2% added the most value relative to the Index. Microsoft up 26.4%, Cisco Systems up 41.2% and Intel up 41.4% were the largest contributors in the Information Technology sector.

From a sector allocation perspective, the Fund’s significant underweight in Financials, the second best performing sector, detracted from performance. An overweight position in Consumer Staples also detracted from the Fund’s return. An overweight in Information Technology, the best performing sector, added relative value.

2

American Beacon The London Company Income Equity FundSM

Performance Overview

February 28, 2018 (Unaudited)

The sub-advisor’s investment process continues to focus on downside protection, current income and capital appreciation.

Top Ten Holdings (% Net Assets)
General Dynamics Corp.		5.8
Wells Fargo & Co.		5.0
Norfolk Southern Corp.		4.9
Carnival Corp.		4.8
Apple, Inc.		4.7
BlackRock, Inc.		4.7
Microsoft Corp.		4.3
Cisco Systems, Inc.		4.0
Target Corp.		3.9
Intel Corp.		3.7

Total Fund Holdings	32

Sector Allocation (% Equities)
Information Technology		22.8
Industrials		17.3
Financials		15.8
Consumer Discretionary		12.0
Consumer Staples		11.4
Health Care		5.9
Energy		3.9
Real Estate		3.1
Utilities		3.0
Telecommunication Services		2.6
Materials		2.2

3

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

February 28, 2018 (Unaudited)

The Investor Class of the American Beacon Zebra Small Cap Equity Fund (the “Fund”) returned 5.46% for the six-month period ended February 28, 2018. The Fund underperformed the Russell 2000® Index (the “Index”) return of 8.30% for the same period. For further comparison, the Russell 2000® Value Index returned 5.09%.

Total Returns for the Period ended February 28, 2018
	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (6/1/2010)
Institutional Class (1,3,5)	AZSIX	5.73%	6.93%	8.95%	12.44%	13.41%
Y Class (1,3,5)	AZSYX	5.62%	6.81%	8.84%	12.34%	13.30%
Investor Class (1,3,5)	AZSPX	5.46%	6.46%	8.53%	12.00%	12.97%
A without Sales Charge (1,3,5)	AZSAX	5.50%	6.50%	8.53%	11.96%	12.91%
A with Sales Charge (1,3,5)	AZSAX	-0.54%	0.40%	6.42%	10.65%	12.05%
C without Sales Charge (1,2,3,5)	AZSCX	5.07%	5.69%	7.70%	11.13%	12.08%
C with Sales Charge (1,2,3,5)	AZSCX	4.07%	4.69%	7.70%	11.13%	12.08%

Russell 2000 Index (4)		8.30%	10.51%	8.55%	12.19%	13.25%

*	Not annualized.

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A Class shares have a maximum sales charge of 5.75%.

2.	Fund performance represents the total returns achieved by the Investor Class from 6/1/10 up to 9/1/10, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/1/10. The maximum contingent deferred sales charge is 1.00% for shares redeemed within one year of the date of purchase.

3.	A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

4.	The Russell 2000 Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index is a registered trademark of the Frank Russell Company. One cannot directly invest in an index.

5.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A and C Class shares were 1.36%, 1.41%, 1.58%, 1.73%, and 2.47%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

During the period, the growth segment of the small-cap market significantly outperformed value. The Russell 2000 Index returned 8.30%, with the Russell 2000 Value Index returning 5.09%, and the Russell 2000 Growth Index returning 11.32%. The outperformance in the broader equity markets was primarily due to Financials and Information Technology, the leading beneficiaries of recent tax reform, deregulation and improved economic growth.

The Fund’s focus on fundamentally attractive companies tends to result in holdings with more value-like characteristics than growth, which detracted from performance for the period. The Fund’s allocation across sectors was generally in line with the Russell 2000 Index at +/-2% weights. Slight overweights in the Financial and Industrials sectors, which were two of the best performing sectors for the Index, added modest value for the period. However, the strategy is not based on active sector allocation. The majority of performance is attributed to security selection – identifying fundamentally attractive companies with relatively low trading volumes.

For the period, security selection in the Real Estate and Materials sectors added the most value relative to the Index. The Fund avoided popular Index positions that underperformed for the period (such as Gramercy Property Trust and QTS Realty Trust), while maintaining positions in Valhi Inc, which was up 159%. Detracting from performance were positions in Kronos Worldwide and Sanmina Corp. after announcing lay-offs and plant closures near the end of the period.

4

American Beacon Zebra Small Cap Equity FundSM

Performance Overview

February 28, 2018 (Unaudited)

Market capitalization did not play a significant role during the period. The Fund’s weighted-average market capitalization of $1.5 billion was smaller than that of the Russell 2000 Index, at $2.5 billion, but the market cap effect on returns was not as significant as the value/growth effect.

The sub-advisor continues to focus on uncovering opportunities by investing in a portfolio of securities that are generally less popular with investors but nevertheless have strong fundamental characteristics. At the same time, the portfolio will be underweight stocks that are heavily followed but have weak fundamentals. The sub-advisor believes that when these quality companies are recognized by investors, trading volumes are likely to increase and stock prices are likely to rise.

Top Ten Holdings (% Net Assets)
Columbia Sportswear Co.		1.8
Enstar Group Ltd.		1.6
Deluxe Corp.		1.4
Syntel, Inc.		1.2
Sanmina Corp.		1.2
International Bancshares Corp.		1.2
j2 Global, Inc.		1.2
AVX Corp.		1.2
Amkor Technology, Inc.		1.1
Kronos Worldwide, Inc.		1.1

Total Fund Holdings	296

Sector Allocation (% Equities)
Financials		20.7
Information Technology		19.0
Industrials		16.0
Health Care		13.5
Consumer Discretionary		11.2
Real Estate		8.0
Materials		5.4
Consumer Staples		2.6
Utilities		2.2
Energy		0.8
Telecommunication Services		0.6

5

American Beacon FundsSM

Expense Examples

February 28, 2018 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from September 1, 2017 through February 28, 2018.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

February 28, 2018 (Unaudited)

American Beacon The London Company Income Equity Fund
	Beginning Account Value 9/1/2017	Ending Account Value 2/28/2018	Expenses Paid During Period 9/1/2017-2/28/2018*
Institutional Class
Actual	$1,000.00	$1,071.30	$3.75
Hypothetical**	$1,000.00	$1,021.20	$3.66
Y Class
Actual	$1,000.00	$1,070.70	$4.06
Hypothetical**	$1,000.00	$1,020.90	$3.96
Investor Class
Actual	$1,000.00	$1,069.90	$5.39
Hypothetical**	$1,000.00	$1,019.60	$5.26
A Class
Actual	$1,000.00	$1,069.50	$5.44
Hypothetical**	$1,000.00	$1,019.50	$5.31
C Class
Actual	$1,000.00	$1,065.20	$9.42
Hypothetical**	$1,000.00	$1,015.70	$9.20

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.73%, 0.79%, 1.05%, 1.06%, and 1.84% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Zebra Small Cap Equity Fund
	Beginning Account Value 9/1/2017	Ending Account Value 2/28/2018	Expenses Paid During Period 9/1/2017-2/28/2018*
Institutional Class
Actual	$1,000.00	$1,057.30	$4.59
Hypothetical**	$1,000.00	$1,020.30	$4.51
Y Class
Actual	$1,000.00	$1,056.20	$5.10
Hypothetical**	$1,000.00	$1,019.80	$5.01
Investor Class
Actual	$1,000.00	$1,054.60	$6.52
Hypothetical**	$1,000.00	$1,018.40	$6.41
A Class
Actual	$1,000.00	$1,055.00	$6.62
Hypothetical**	$1,000.00	$1,018.30	$6.51
C Class
Actual	$1,000.00	$1,050.70	$10.42
Hypothetical**	$1,000.00	$1,014.60	$10.24

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 1.00%, 1.28%, 1.30%, and 2.05% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

7

American Beacon The London Company Income Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.10%
Consumer Discretionary - 11.76%
Hotels, Restaurants & Leisure - 4.76%
Carnival Corp.	784,440	$52,486,880

Leisure Products - 0.90%
Hasbro, Inc.	103,147	9,857,759

Multiline Retail - 3.86%
Target Corp.	564,540	42,571,961

Specialty Retail - 2.24%
Lowe’s Cos, Inc.	276,088	24,734,724

Total Consumer Discretionary		129,651,324

Consumer Staples - 11.20%
Beverages - 5.05%
Coca-Cola Co.	443,397	19,163,618
Diageo PLC, Sponsored ADR	268,860	36,468,171

		55,631,789

Food Products - 0.89%
General Mills, Inc.	193,660	9,789,513

Tobacco - 5.26%
Altria Group, Inc.	490,821	30,897,182
Philip Morris International, Inc.	261,680	27,096,964

		57,994,146

Total Consumer Staples		123,415,448

Energy - 3.83%
Oil, Gas & Consumable Fuels - 3.83%
Chevron Corp.	231,924	25,956,934
Kinder Morgan, Inc.	1,007,525	16,321,905

		42,278,839

Total Energy		42,278,839

Financials - 15.52%
Banks - 4.99%
Wells Fargo & Co.	941,903	55,016,554

Capital Markets - 4.66%
BlackRock, Inc.	93,532	51,389,287

Diversified Financial Services - 2.55%
Berkshire Hathaway, Inc., Class BA	135,840	28,146,048

Insurance - 3.32%
Cincinnati Financial Corp.	489,671	36,524,560

Total Financials		171,076,449

See accompanying notes

8

American Beacon The London Company Income Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.10% (continued)
Health Care - 5.83%
Pharmaceuticals - 5.83%
Merck & Co., Inc.	578,103	$31,344,745
Pfizer, Inc.	906,133	32,901,689

		64,246,434

Total Health Care		64,246,434

Industrials - 17.00%
Aerospace & Defense - 5.80%
General Dynamics Corp.	287,155	63,877,630

Air Freight & Logistics - 3.15%
United Parcel Service, Inc., Class B	332,721	34,739,400

Machinery - 3.11%
PACCAR, Inc.	479,153	34,302,563

Road & Rail - 4.94%
Norfolk Southern Corp.	391,880	54,502,670

Total Industrials		187,422,263

Information Technology - 22.34%
Communications Equipment - 3.98%
Cisco Systems, Inc.	979,140	43,845,889

IT Services - 2.55%
Paychex, Inc.	432,001	28,136,225

Semiconductors & Semiconductor Equipment - 3.67%
Intel Corp.	820,391	40,437,072

Software - 7.41%
CA, Inc.	975,660	34,245,666
Microsoft Corp.	505,418	47,393,046

		81,638,712

Technology Hardware, Storage & Peripherals - 4.73%
Apple, Inc.	292,963	52,182,570

Total Information Technology		246,240,468

Materials - 2.14%
Chemicals - 2.14%
NewMarket Corp.	56,571	23,641,587

Real Estate - 3.02%
Equity Real Estate Investment Trusts (REITs) - 3.02%
Crown Castle International Corp.	302,330	33,274,440

Telecommunication Services - 2.52%
Diversified Telecommunication Services - 2.52%
Verizon Communications, Inc.	581,049	27,739,279

Utilities - 2.94%
Electric Utilities - 1.68%
Duke Energy Corp.	245,421	18,490,018

See accompanying notes

9

American Beacon The London Company Income Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.10% (continued)
Utilities - 2.94% (continued)
Multi-Utilities - 1.26%
Dominion Energy, Inc.	187,338	$13,876,126

Total Utilities		32,366,144

Total Common Stocks (Cost $845,789,186)		1,081,352,675

SHORT-TERM INVESTMENTS - 1.59% (Cost $17,452,582)
Investment Companies - 1.59%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.31%B C	17,452,582	17,452,582

TOTAL INVESTMENTS - 99.69% (Cost $863,241,768)		1,098,805,257
OTHER ASSETS, NET OF LIABILITIES - 0.31%		3,460,400

TOTAL NET ASSETS - 100.00%		$1,102,265,657

Percentages are stated as a percent of net assets.

A Non-income producing security.

B The Fund is affiliated by having the same investment advisor.

C 7-day yield.

ADR - American Depositary Receipt.

PLC - Public Limited Company.

Futures Contracts Open on February 28, 2018:

Long Futures Contracts Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	119	March 2018	$ 16,275,310	$16,150,680	$(124,630)

			$ 16,275,310	$16,150,680	$(124,630)

Index Abbreviations:
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of February 28, 2018, the investments were classified as described below:

The London Company Income Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$1,081,352,675	$-	$-	$1,081,352,675
Short-Term Investments	17,452,582	-	-	17,452,582

Total Investments in Securities - Assets	$1,098,805,257	$-	$-	$1,098,805,257

Financial Derivative Instruments - Liabilities
Futures Contracts	$(124,630)	$-	$-	$(124,630)

Total Financial Derivative Instruments - Liabilities	$(124,630)	$-	$-	$(124,630)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended February 28, 2018, there were no transfers between levels.

See accompanying notes

10

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.41%
Consumer Discretionary - 10.91%
Auto Components - 1.89%
Dorman Products, Inc.A	6,940	$478,860
Gentherm, Inc.A	9,339	287,641
Standard Motor Products, Inc.	5,763	268,902
Stoneridge, Inc.A	6,290	136,870

		1,172,273

Distributors - 0.13%
Weyco Group, Inc.	2,662	81,005

Diversified Consumer Services - 0.35%
American Public Education, Inc.A	4,112	126,444
Cambium Learning Group, Inc.A	12,566	93,114

		219,558

Hotels, Restaurants & Leisure - 0.86%
Denny’s Corp.A	11,664	175,427
Ruth’s Hospitality Group, Inc.	6,206	152,357
Speedway Motorsports, Inc.	10,415	204,446

		532,230

Household Durables - 2.60%
AV Homes, Inc.A	6,825	114,660
Bassett Furniture Industries, Inc.	2,396	77,151
CSS Industries, Inc.	2,934	54,015
Flexsteel Industries, Inc.	2,667	103,640
Green Brick Partners, Inc.A	15,579	157,348
Helen of Troy Ltd.A	6,722	605,316
Hooker Furniture Corp.	3,334	124,525
NACCO Industries, Inc., Class A	7,291	300,389
New Home Co., Inc.A	6,874	77,264

		1,614,308

Internet & Direct Marketing Retail - 0.24%
1-800-Flowers.com, Inc., Class AA	12,597	146,755

Leisure Products - 0.67%
Escalade, Inc.	4,367	53,059
Johnson Outdoors, Inc., Class A	2,157	132,958
Marine Products Corp.	7,987	114,054
MCBC Holdings, Inc.A	4,873	119,437

		419,508

Media - 0.72%
Beasley Broadcast Group, Inc., Class A	9,322	97,881
Saga Communications, Inc., Class A	1,563	60,957
Salem Media Group, Inc.	12,931	53,664
Scholastic Corp.	6,486	236,155

		448,657

Specialty Retail - 1.14%
America’s Car-Mart, Inc.A	1,714	83,472
Caleres, Inc.	9,477	265,451
Citi Trends, Inc.	2,958	65,549
Haverty Furniture Companies, Inc.	4,514	91,860
Shoe Carnival, Inc.	3,318	77,508
Winmark Corp.	1,005	127,334

		711,174

See accompanying notes

11

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.41% (continued)
Consumer Discretionary - 10.91% (continued)
Textiles, Apparel & Luxury Goods - 2.31%
Columbia Sportswear Co.	14,753	$1,115,032
Culp, Inc.	2,993	83,205
Perry Ellis International, Inc.A	4,989	133,057
Superior Uniform Group, Inc.	4,072	102,207

		1,433,501

Total Consumer Discretionary		6,778,969

Consumer Staples - 2.58%
Food & Staples Retailing - 1.27%
Ingles Markets, Inc., Class A	5,917	190,527
SpartanNash Co.	13,287	222,823
Village Super Market, Inc., Class A	4,237	100,417
Weis Markets, Inc.	7,417	276,432

		790,199

Food Products - 0.23%
Farmer Brothers Co.A	4,706	146,827

Household Products - 0.69%
Central Garden & Pet Co., Class AA	10,368	375,736
Oil-Dri Corp. of America	1,467	52,900

		428,636

Personal Products - 0.39%
Inter Parfums, Inc.	5,680	240,832

Total Consumer Staples		1,606,494

Energy - 0.74%
Energy Equipment & Services - 0.06%
RigNet, Inc.A	2,906	38,940

Oil, Gas & Consumable Fuels - 0.68%
Adams Resources & Energy, Inc.	1,595	63,003
Evolution Petroleum Corp.	10,786	86,827
Hallador Energy Co.	10,881	71,815
Panhandle Oil and Gas, Inc., Class A	3,461	61,779
Renewable Energy Group, Inc.A	12,393	137,562

		420,986

Total Energy		459,926

Financials - 20.18%
Banks - 9.71%
Access National Corp.	5,914	165,296
ACNB Corp.	2,349	65,772
American National Bankshares, Inc.	2,394	86,423
Ames National Corp.	2,765	73,411
Arrow Financial Corp.	4,311	139,030
Bar Harbor Bankshares	3,709	100,514
C&F Financial Corp.	1,237	57,335
Central Valley Community Bancorp	3,919	76,421
Century Bancorp, Inc., Class A	1,519	116,659
Citizens & Northern Corp.	3,523	78,880
Civista Bancshares, Inc.	3,275	73,786
CNB Financial Corp.	4,301	115,611
Community Trust Bancorp, Inc.	4,282	186,267

See accompanying notes

12

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.41% (continued)
Financials - 20.18% (continued)
Banks - 9.71% (continued)
County Bancorp, Inc.	2,022	$54,068
Enterprise Bancorp, Inc.	3,496	109,040
Farmers National Banc Corp.	8,252	111,402
Fidelity Southern Corp.	7,277	163,805
First Bancorp, Inc.	3,133	84,466
First Busey Corp.	12,816	379,994
First Business Financial Services, Inc.	2,783	66,931
First Financial Corp.	3,459	148,391
First Mid-Illinois Bancshares, Inc.	3,020	103,103
Great Southern Bancorp, Inc.	4,425	214,170
Heartland Financial USA, Inc.	8,596	458,597
Horizon Bancorp	6,723	190,261
Independent Bank Corp.	5,897	134,746
International Bancshares Corp.	18,921	731,297
LCNB Corp.	3,162	58,497
MidWestOne Financial Group, Inc.	3,214	102,269
Nicolet Bankshares, Inc.A	2,053	111,006
Northrim BanCorp, Inc.	2,172	72,219
Parke Bancorp, Inc.	3,029	62,852
Penns Woods Bancorp, Inc.	1,410	57,260
Peoples Bancorp, Inc.	4,982	171,829
Premier Financial Bancorp, Inc.	3,499	61,652
QCR Holdings, Inc.	3,955	172,438
Republic Bancorp, Inc., Class A	6,440	239,890
Sandy Spring Bancorp, Inc.	8,352	323,724
Sierra Bancorp	4,000	104,080
Summit Financial Group, Inc.	4,185	100,231
West Bancorp, Inc.	4,466	108,524

		6,032,147

Capital Markets - 3.32%
B. Riley Financial, Inc.	11,536	213,416
Cohen & Steers, Inc.	12,209	488,360
Diamond Hill Investment Group, Inc.	1,129	231,479
GAMCO Investors, Inc., Class A	13,101	351,107
OM Asset Management PLC	39,174	600,537
Pzena Investment Management, Inc., Class A	4,911	53,432
Westwood Holdings Group, Inc.	2,316	125,851

		2,064,182

Consumer Finance - 0.35%
Enova International, Inc.A	9,851	216,722

Diversified Financial Services - 0.28%
Marlin Business Services Corp.	3,909	100,852
Tiptree, Inc.	12,364	71,093

		171,945

Insurance - 4.20%
Crawford & Co., Class B	10,906	97,827
EMC Insurance Group, Inc.	6,844	178,628
Enstar Group Ltd.A	4,968	983,664
FBL Financial Group, Inc., Class A	7,929	514,592
Global Indemnity Ltd.A	5,792	214,304
Independence Holding Co.	3,525	100,462
Investors Title Co.	443	85,278
Kingstone Companies, Inc.	2,947	56,288
National Western Life Group, Inc., Class A	1,240	378,200

		2,609,243

See accompanying notes

13

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.41% (continued)
Financials - 20.18% (continued)
Mortgage Real Estate Investment Trusts (REITs) - 0.17%
Great Ajax Corp.	8,178	$106,150

Thrifts & Mortgage Finance - 2.15%
Charter Financial Corp.	4,321	85,772
First Defiance Financial Corp.	2,448	130,258
Flagstar Bancorp, Inc.A	18,491	651,993
Home Bancorp, Inc.	2,112	87,648
Southern Missouri Bancorp, Inc.	2,573	87,019
Timberland Bancorp, Inc.	2,390	68,235
United Community Financial Corp.	12,710	117,440
Waterstone Financial, Inc.	6,281	108,033

		1,336,398

Total Financials		12,536,787

Health Care - 13.18%
Biotechnology - 3.32%
Aimmune Therapeutics, Inc.A	1,620	52,650
BioSpecifics Technologies Corp.A	1,450	58,725
Eagle Pharmaceuticals, Inc.A B	1,045	58,666
Edge Therapeutics, Inc.A	5,836	87,832
Emergent BioSolutions, Inc.A	7,969	396,059
FibroGen, Inc.A	1,477	81,383
Foundation Medicine, Inc.A	920	76,130
Kindred Biosciences, Inc.A	6,096	54,254
Ligand Pharmaceuticals, Inc.A	1,116	169,509
Myriad Genetics, Inc.A	9,306	301,700
PDL BioPharma, Inc.A	114,037	273,689
Repligen Corp.A	2,263	77,598
Retrophin, Inc.A	2,626	65,703
Spectrum Pharmaceuticals, Inc.A	3,361	72,295
Vanda Pharmaceuticals, Inc.A	4,373	82,431
Veracyte, Inc.A	10,184	61,308
Xencor, Inc.A	3,028	92,748

		2,062,680

Health Care Equipment & Supplies - 4.40%
Abaxis, Inc.	2,355	157,008
Atrion Corp.	360	212,004
AxoGen, Inc.A	2,926	85,439
Cantel Medical Corp.	5,136	597,368
CONMED Corp.	4,369	264,456
Cutera, Inc.A	1,605	72,305
Lantheus Holdings, Inc.A	6,757	103,382
LeMaitre Vascular, Inc.	2,277	79,149
Meridian Bioscience, Inc.	7,279	101,542
Neogen Corp.A	7,153	416,805
Orthofix International N.V.A	2,202	123,334
Oxford Immunotec Global PLCA	5,359	58,413
Quidel Corp.A	4,499	196,246
RTI Surgical, Inc.A	14,089	59,878
STAAR Surgical Co.A	4,097	64,323
Surmodics, Inc.A	2,037	61,314
Utah Medical Products, Inc.	895	79,387

		2,732,353

Health Care Providers & Services - 3.25%
Aceto Corp.	10,461	75,005
Addus HomeCare Corp.A	2,626	90,203

See accompanying notes

14

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.41% (continued)
Health Care - 13.18% (continued)
Health Care Providers & Services - 3.25% (continued)
Amedisys, Inc.A	4,970	$294,274
Civitas Solutions, Inc.A	11,508	149,604
CorVel Corp.A	4,010	196,289
Cross Country Healthcare, Inc.A	6,558	84,926
Ensign Group, Inc.	11,409	304,620
LHC Group, Inc.A	3,049	196,295
National HealthCare Corp.	4,098	240,430
National Research Corp., Class A	4,216	119,313
Owens & Minor, Inc.	5,838	95,801
R1 RCM, Inc.A B	13,510	88,626
RadNet, Inc.A	8,348	83,480

		2,018,866

Health Care Technology - 0.32%
Quality Systems, Inc.A	11,159	140,046
Simulations Plus, Inc.	3,922	60,987

		201,033

Life Sciences Tools & Services - 0.22%
Luminex Corp.	7,056	138,368

Pharmaceuticals - 1.67%
Corcept Therapeutics, Inc.A	15,217	231,146
Innoviva, Inc.A	35,464	550,047
Phibro Animal Health Corp., Class A	6,706	257,846

		1,039,039

Total Health Care		8,192,339

Industrials - 15.54%
Aerospace & Defense - 0.28%
National Presto Industries, Inc.	1,936	175,789

Building Products - 1.97%
AAON, Inc.	10,140	372,645
Apogee Enterprises, Inc.	6,537	282,006
CSW Industrials, Inc.A	3,030	138,925
Universal Forest Products, Inc.	13,155	433,326

		1,226,902

Commercial Services & Supplies - 6.43%
Brady Corp., Class A	10,260	383,724
Deluxe Corp.	12,484	886,364
Ennis, Inc.	5,948	115,986
Essendant, Inc.	10,138	80,496
Herman Miller, Inc.	15,603	560,148
HNI Corp.	9,587	354,527
InnerWorkings, Inc.A	12,511	115,477
Kimball International, Inc., Class B	10,781	177,132
Knoll, Inc.	10,235	217,698
Matthews International Corp., Class A	8,965	459,456
NL Industries, Inc.A	23,545	189,537
Steelcase, Inc., Class A	22,032	300,737
VSE Corp.	3,155	153,017

		3,994,299

See accompanying notes

15

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.41% (continued)
Industrials - 15.54% (continued)
Construction & Engineering - 0.67%
IES Holdings, Inc.A	20,110	$308,689
NV5 Global, Inc.A	2,481	107,303

		415,992

Electrical Equipment - 0.27%
Preformed Line Products Co.	1,416	86,079
Vicor Corp.A	3,086	79,464

		165,543

Machinery - 2.71%
Blue Bird Corp.A	6,375	147,900
Franklin Electric Co., Inc.	9,937	389,034
Global Brass & Copper Holdings, Inc.	5,847	165,470
Mueller Industries, Inc.	16,918	448,158
Omega Flex, Inc.	1,961	109,463
Park-Ohio Holdings Corp.	4,343	173,069
Standex International Corp.	2,595	249,379

		1,682,473

Professional Services - 2.10%
BG Staffing, Inc.	1,929	31,732
GP Strategies Corp.A	3,736	82,379
Heidrick & Struggles International, Inc.	3,761	99,290
ICF International, Inc.A	4,446	253,422
Kelly Services, Inc., Class A	11,296	333,119
Kforce, Inc.	6,322	175,120
Resources Connection, Inc.	5,595	87,002
TrueBlue, Inc.A	8,829	240,149

		1,302,213

Road & Rail - 0.22%
Universal Logistics Holdings, Inc.	6,092	134,633

Trading Companies & Distributors - 0.89%
BMC Stock Holdings, Inc.A	15,897	298,069
Huttig Building Products, Inc.A B	8,796	45,299
Veritiv Corp.A	5,567	135,000
Willis Lease Finance Corp.A	2,860	78,078

		556,446

Total Industrials		9,654,290

Information Technology - 18.51%
Communications Equipment - 0.55%
Plantronics, Inc.	6,347	342,992

Electronic Equipment, Instruments & Components - 6.53%
Anixter International, Inc.A	8,051	608,253
AVX Corp.	41,826	723,590
Bel Fuse, Inc., Class B	3,080	53,284
CTS Corp.	7,106	182,624
Daktronics, Inc.	6,817	60,739
ePlus, Inc.A	2,965	226,971
Insight Enterprises, Inc.A	12,832	448,222
Kimball Electronics, Inc.A	8,512	147,683
PC Connection, Inc.	9,916	246,214
PCM, Inc.A	5,728	40,669

See accompanying notes

16

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.41% (continued)
Information Technology - 18.51% (continued)
Electronic Equipment, Instruments & Components - 6.53% (continued)
Sanmina Corp.A	27,154	$748,093
ScanSource, Inc.A	7,874	257,873
Systemax, Inc.	8,140	232,560
Vishay Precision Group, Inc.A	2,625	78,619

		4,055,394

Internet Software & Services - 2.12%
j2 Global, Inc.	9,829	727,542
NIC, Inc.	15,996	215,946
TechTarget, Inc.A	4,713	81,441
Web.com Group, Inc.A	16,182	291,276

		1,316,205

IT Services - 5.25%
Cardtronics PLC, Class AA	8,808	197,123
Convergys Corp.	19,683	456,842
CSG Systems International, Inc.	7,285	340,064
EVERTEC, Inc.	20,501	332,116
Forrester Research, Inc.	3,284	133,002
Hackett Group, Inc.	7,248	130,682
Information Services Group, Inc.A	14,124	59,603
Perficient, Inc.A	7,117	138,568
Sykes Enterprises, Inc.A	11,169	324,571
Syntel, Inc.A	28,709	770,837
TTEC Holdings, Inc.	10,582	377,248

		3,260,656

Semiconductors & Semiconductor Equipment - 2.69%
Advanced Energy Industries, Inc.A	9,455	627,056
Alpha & Omega Semiconductor Ltd.A	5,174	79,524
Amkor Technology, Inc.A	71,004	713,590
Cohu, Inc.	5,953	119,239
Nanometrics, Inc.A	5,071	133,824

		1,673,233

Software - 1.16%
American Software, Inc., Class A	5,020	62,449
Pegasystems, Inc.	9,129	529,482
QAD, Inc., Class A	1,823	82,035
Zix Corp.A	10,815	43,801

		717,767

Technology Hardware, Storage & Peripherals - 0.21%
Avid Technology, Inc.A	11,892	56,963
Eastman Kodak Co.A B	14,526	76,261

		133,224

Total Information Technology		11,499,471

Materials - 5.28%
Chemicals - 4.90%
Chase Corp.	2,074	215,696
FutureFuel Corp.	14,881	178,423
Hawkins, Inc.	3,005	100,668
Innophos Holdings, Inc.	4,600	191,176
Innospec, Inc.	6,432	417,758
Kronos Worldwide, Inc.	32,922	706,177

See accompanying notes

17

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.41% (continued)
Materials - 5.28% (continued)
Chemicals - 4.90% (continued)
Stepan Co.	5,773	$462,417
Tredegar Corp.	11,806	188,306
Valhi, Inc.	102,938	585,717

		3,046,338

Construction Materials - 0.16%
United States Lime & Minerals, Inc.	1,422	101,261

Containers & Packaging - 0.22%
Myers Industries, Inc.	4,205	79,684
UFP Technologies, Inc.A	1,864	53,031

		132,715

Total Materials		3,280,314

Real Estate - 7.79%
Equity Real Estate Investment Trusts (REITs) - 5.94%
Alexander’s, Inc.	1,193	435,839
InfraREIT, Inc.A	10,303	192,048
LTC Properties, Inc.	7,358	271,878
One Liberty Properties, Inc.	5,267	114,610
Potlatch Corp.	7,346	375,748
Ryman Hospitality Properties, Inc.	9,435	650,638
Sabra Health Care REIT, Inc.	32,518	548,904
Saul Centers, Inc.	4,610	225,567
Select Income REIT	23,908	434,408
Tier REIT, Inc.	13,242	246,036
Universal Health Realty Income Trust	3,500	193,760

		3,689,436

Real Estate Management & Development - 1.85%
Consolidated-Tomoka Land Co.	1,644	101,813
FRP Holdings, Inc.A	1,846	96,453
HFF, Inc., Class A	8,141	371,718
Marcus & Millichap, Inc.A	8,549	267,584
Maui Land & Pineapple Co., Inc.A	8,866	98,413
RMR Group, Inc., Class A	3,432	215,529

		1,151,510

Total Real Estate		4,840,946

Telecommunication Services - 0.58%
Diversified Telecommunication Services - 0.12%
IDT Corp., Class BA	6,107	73,773

Wireless Telecommunication Services - 0.46%
Shenandoah Telecommunications Co.	6,808	223,302
Spok Holdings, Inc.	4,031	62,682

		285,984

Total Telecommunication Services		359,757

Utilities - 2.12%
Electric Utilities - 1.30%
MGE Energy, Inc.	8,138	427,245
Otter Tail Corp.	9,509	378,458

		805,703

See accompanying notes

18

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.41% (continued)
Utilities - 2.12% (continued)
Multi-Utilities - 0.21%
Unitil Corp.	3,086	$129,735

Water Utilities - 0.61%
Artesian Resources Corp., Class A	1,807	59,794
Connecticut Water Service, Inc.	2,547	131,502
Middlesex Water Co.	3,335	118,192
York Water Co.	2,478	69,632

		379,120

Total Utilities		1,314,558

Total Common Stocks (Cost $58,329,850)		60,523,851

SHORT-TERM INVESTMENTS - 1.83% (Cost $1,135,662)
Investment Companies - 1.83%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.31%C D	1,135,662	1,135,662

SECURITIES LENDING COLLATERAL - 0.29% (Cost $181,368)
Investment Companies - 0.29%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.31%C D	181,368	181,368

TOTAL INVESTMENTS - 99.53% (Cost $59,646,880)		61,840,881
OTHER ASSETS, NET OF LIABILITIES - 0.47%		292,459

TOTAL NET ASSETS - 100.00%		$62,133,340

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at February 28, 2018.

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

Futures Contracts Open on February 28, 2018:

Long Futures Contracts

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 Mini Index Futures	14	March 2018	$ 1,071,889	$1,057,840	$(14,049)

			$ 1,071,889	$1,057,840	$(14,049)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of February 28, 2018, the investments were classified as described below:

Zebra Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$60,523,851	$-	$-	$60,523,851
Short-Term Investments	1,135,662	-	-	1,135,662
Securities Lending Collateral	181,368	-	-	181,368

Total Investments in Securities - Assets	$61,840,881	$-	$-	$61,840,881

Financial Derivative Instruments - Liabilities
Futures Contracts	$(14,049)	$-	$-	$(14,049)

Total Financial Derivative Instruments - Liabilities	$(14,049)	$-	$-	$(14,049)

See accompanying notes

19

American Beacon Zebra Small Cap Equity FundSM

Schedule of Investments

February 28, 2018 (Unaudited)

U.S. GAAP requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended February 28, 2018, there were no transfers between levels.

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

February 28, 2018 (Unaudited)

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Assets:
Investments in unaffiliated securities, at fair value†	$1,081,352,675	$60,523,851
Investments in affiliated securities, at fair value‡	17,452,582	1,317,030
Deposit with brokers for futures contracts	692,369	49,276
Dividends and interest receivable	3,732,758	58,442
Receivable for fund shares sold	1,845,750	549,571
Receivable for expense reimbursement (Note 2)	-	11,297
Prepaid expenses	60,392	29,394

Total assets	1,105,136,526	62,538,861

Liabilities:
Payable for fund shares redeemed	1,744,574	122,874
Payable for variation margin from open futures contracts (Note 5)	124,421	13,978
Payable upon return of securities loaned (Note 9)§	-	181,368
Management and sub-advisory fees payable (Note 2)	664,069	48,970
Service fees payable (Note 2)	148,348	4,380
Transfer agent fees payable (Note 2)	57,434	4,397
Custody and fund accounting fees payable	79,575	11,954
Professional fees payable	17,313	16,182
Payable for prospectus and shareholder reports	27,984	503
Other liabilities	7,151	915

Total liabilities	2,870,869	405,521

Net assets	$1,102,265,657	$62,133,340

Analysis of net assets:
Paid-in-capital	$875,000,971	$58,810,688
Undistributed net investment income	2,282,594	50,841
Accumulated net realized gain (loss)	(10,456,767)	1,091,859
Unrealized appreciation of investments in unaffiliated securitiesA	235,563,489	2,194,001
Unrealized (depreciation) of futures contracts	(124,630)	(14,049)

Net assets	$1,102,265,657	$62,133,340

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	13,227,955	552,430

Y Class	37,619,260	2,548,308

Investor Class	1,797,846	432,488

A Class	3,965,539	255,244

C Class	8,214,715	150,532

Net assets:
Institutional Class	$226,206,511	$8,698,310

Y Class	$640,054,549	$40,440,274

Investor Class	$30,630,847	$6,757,372

A Class	$67,173,656	$3,991,337

C Class	$138,200,094	$2,246,047

Net asset value, offering and redemption price per share:
Institutional Class	$17.10	$15.75

Y Class	$17.01	$15.87

Investor Class	$17.04	$15.62

A Class	$16.94	$15.64

A Class (offering price)	$17.97	$16.59

C Class	$16.82	$14.92

† Cost of investments in unaffiliated securities	$845,789,186	$58,329,850
‡ Cost of investments in affiliated securities	$17,452,582	$1,317,030
§ Fair value of securities on loan	$-	$166,939

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

21

American Beacon FundsSM

Statements of Operations

For the period ended February 28, 2018 (Unaudited)

	The London Company Income Equity Fund	Zebra Small Cap Equity Fund
Investment income:
Dividend income from unaffiliated securities	$16,043,957	$412,983
Dividend income from affiliated securities	210,876	7,066
Interest income	1,035	-
Income derived from securities lending (Note 9)	122	17,423

Total investment income	16,255,990	437,472

Expenses:
Management and sub-advisory fees (Note 2)	3,824,360	244,720
Transfer agent fees:
Institutional Class (Note 2)	28,837	2,898
Y Class (Note 2)	289,721	15,717
Investor Class	1,493	963
A Class	3,402	490
C Class	3,408	116
Custody and fund accounting fees	47,379	7,037
Professional fees	41,069	20,645
Registration fees and expenses	50,445	35,024
Service fees (Note 2):
Investor Class	62,631	11,935
A Class	38,064	3,577
C Class	95,768	1,762
Distribution fees (Note 2):
A Class	96,125	5,962
C Class	720,591	11,744
Prospectus and shareholder report expenses	30,607	2,545
Trustee fees (Note 2)	31,164	1,249
Other expenses	25,698	2,304

Total expenses	5,390,762	368,688

Net fees waived and expenses (reimbursed) / recouped (Note 2)	-	(70,118)

Net expenses	5,390,762	298,570

Net investment income	10,865,228	138,902

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(3,427,336)	1,649,714
Commission recapture (Note 1)	6,552	14
Futures contracts	3,963,211	39,424
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	69,158,648	66,034
Futures contracts	(209,558)	(17,486)

Net gain from investments	69,491,517	1,737,700

Net increase in net assets resulting from operations	$80,356,745	$1,876,602

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

22

American Beacon FundsSM

Statements of Changes in Net Assets

	The London Company Income Equity Fund		Zebra Small Cap Equity Fund
	Six Months Ended February 28, 2018	Year Ended August 31, 2017	Six Months Ended February 28, 2018	Year Ended August 31, 2017
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$10,865,228	$21,348,432	$138,902	$298,506
Net realized gain (loss) from investments in unaffiliated securities, commission recapture, and futures contracts	542,427	(11,338,105)	1,689,152	3,571,105
Change in net unrealized appreciation of investments in unaffiliated securities and futures contracts	68,949,090	83,240,737	48,548	415,871

Net increase in net assets resulting from operations	80,356,745	93,251,064	1,876,602	4,285,482

Distributions to shareholders:
Net investment income:
Institutional Class	(2,342,151)	(4,173,571)	(15,431)	(19,221)
Y Class	(6,948,389)	(12,650,308)	(56,016)	(167,869)
Investor Class	(334,449)	(568,820)	(11,670)	(101,264)
A Class	(727,204)	(1,620,074)	(4,944)	(61,098)
C Class	(743,041)	(1,671,479)	-	(13,853)
Net realized gain from investments:
Institutional Class	-	(1,273,581)	(616,281)	-
Y Class	-	(3,962,754)	(2,237,225)	-
Investor Class	-	(214,901)	(597,062)	-
A Class	-	(591,876)	(300,058)	-
C Class	-	(1,169,919)	(180,750)	-

Net distributions to shareholders	(11,095,234)	(27,897,283)	(4,019,437)	(363,305)

Capital share transactions (Note 9):
Proceeds from sales of shares	120,288,692	399,841,050	33,747,992	22,550,139
Reinvestment of dividends and distributions	6,048,627	13,775,750	3,987,828	359,354
Cost of shares redeemed	(256,603,622)	(402,583,096)	(15,989,254)	(12,266,887)

Net increase (decrease) in net assets from capital share transactions	(130,266,303)	11,033,704	21,746,566	10,642,606

Net increase (decrease) in net assets	(61,004,792)	76,387,485	19,603,731	14,564,783

Net assets:
Beginning of period	1,163,270,449	1,086,882,964	42,529,609	27,964,826

End of period*	$1,102,265,657	$1,163,270,449	$62,133,340	$42,529,609

*Includes undistributed net investment income	$2,282,594	$2,512,600	$50,841	$-

See accompanying notes

23

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of February 28, 2018, the Trust consists of thirty-three active series, two of which are presented in this filing: the American Beacon The London Company Income Equity Fund and the American Beacon Zebra Small Cap Equity Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty-one active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

24

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under

25

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with the following Sub-Advisors pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

The London Company of Virginia, LLC

First $25 million	0.40%
Next $225 million	0.35%
Over $250 million	0.30%

Zebra Capital Management, LLC

First $350 million	0.55%
Next $400 million	0.50%
Over $750 million	0.45%

The Management and Sub-Advisory Fees paid by the Funds for the period ended February 28, 2018 were as follows:

The London Company Income Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$2,022,556
Sub-Advisor Fees	0.31%	1,801,804

Total	0.66%	$3,824,360

Zebra Small Cap Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$96,344
Sub-Advisor Fees	0.55%	148,376

Total	0.90%	$244,720

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Funds pay to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the period ended February 28, 2018, the Manager received securities lending fees of $183 and $2,346 for the securities lending activities of The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

26

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended February 28, 2018, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
The London Company Income Equity	$306,275
Zebra Small Cap Equity	18,096

As of February 28, 2018, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
The London Company Income Equity	$48,826
Zebra Small Cap Equity	3,849

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended February 28, 2018, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
The London Company Income Equity	$19,865	$657	$20,522
Zebra Small Cap Equity	639	286	925

27

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Interfund Credit Facility

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating Funds for temporary purposes. The interfund credit facility is advantageous to the Funds because it provides added liquidity, and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a Fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended February 28, 2018, the Zebra Small Cap Equity Fund borrowed on average $177,924 for 3 days at 2.01% with interest charges of $29. These amounts are recorded within “Other expenses” on the accompanying Statements of Operations. For the period ended February 28, 2018, The London Company Income Equity Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the period ended February 28, 2018, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	9/1/2017 - 2/28/2018	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Zebra Small Cap Equity	Institutional	0.89%	$11,587	$–	2021
Zebra Small Cap Equity	Y	0.99%	41,060	–	2021
Zebra Small Cap Equity	Investor	1.27%	7,425	–	2021
Zebra Small Cap Equity	A	1.29%	6,816	–	2021
Zebra Small Cap Equity	C	2.04%	3,230	–	2021

Of these amounts, $11,297 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at February 28, 2018 for the Zebra Small Cap Equity Fund. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2021. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are unlikely. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Zebra Small Cap Equity	$–	$105,676	$–	2018
Zebra Small Cap Equity	–	130,345	–	2019
Zebra Small Cap Equity	–	144,028	–	2020

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American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended February 28, 2018, Foreside collected $25,764 and $1,466 for The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended February 28, 2018, fees of $3 were collected for the Class A Shares of The London Company Income Equity Fund. There were no CDSC fees collected for Class A shares of the Zebra Small Cap Equity Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended February 28, 2018, CDSC fees of $6,333 and $859 were collected for Class C Shares of the The London Company Income Equity Fund and Zebra Small Cap Equity Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for his attendance at the committee meetings. Effective January 1, 2018, the Board Vice Chair receives an additional annual retainer of $10,000. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on the Fund’s Net Asset Value (“NAV”). The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

29

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In

30

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

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American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended February 28, 2018
The London Company Income Equity	227
Zebra Small Cap Equity	13

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

The London Company Income Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of February 28, 2018:

	Derivatives not accounted for as hedging instruments
Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$(124,630)	$(124,630)

The effect of financial derivative instruments on the Statements of Operations as of February 28, 2018:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$3,963,211	$3,963,211

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(209,558)	$(209,558)

32

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Zebra Small Cap Equity Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of February 28, 2018:

	Derivatives not accounted for as hedging instruments
Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$(14,049)	$(14,049)

The effect of financial derivative instruments on the Statements of Operations as of February 28, 2018:

	Derivatives not accounted for as hedging instruments
Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$39,424	$39,424

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$–	$–	$–	$–	$(17,486)	$(17,486)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Funds’ Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of their investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Dividend Risk

An issuer of stock held by the Funds may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

33

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Liquidity Risk

The Funds are susceptible to the risk that certain small cap equity investments, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Funds could lose money if they are unable to dispose of an investment at a time that is most beneficial to the Funds. The Funds may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.
Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

34

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Lending Risk

To the extent the Funds lends its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, February 28, 2018.

The London Company Income Equity Fund

Offsetting of Financial and Derivative Assets as of February 28, 2018:
	Assets	Liabilities
Futures Contracts	$-	$124,630

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$-	$124,630

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(124,630)

Zebra Small Cap Equity Fund

Offsetting of Financial and Derivative Assets as of February 28, 2018:
	Assets	Liabilities
Futures Contracts	$-	$14,049

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$-	$14,049

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(14,049)

	Remaining Contractual Maturity of the Agreements As of February 28, 2018
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$181,368	$-	$-	$-	$181,368

Total Borrowings	$181,368	$-	$-	$-	$181,368

Gross amount of recognized liabilities for securities lending transactions					$181,368

35

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended August 31, 2017 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

As of February 28, 2018 the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The London Company Income Equity	$863,508,189	$258,929,708	$(23,842,198)	$235,087,510
Zebra Small Cap Equity	60,084,827	4,774,230	(3,035,662)	1,738,568

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of August 31, 2017, The London Company Income Equity Fund had $1,879,996 short-term and $9,001,062 long-term post RIC MOD capital loss carryforwards. The Zebra Small Cap Equity Fund did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended February 28, 2018 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
The London Company Income Equity	$124,580,468	$–	$222,217,606	$–
Zebra Small Cap Equity	31,910,354	–	14,869,825	–

A summary of the Funds’ transactions in the USG Select Fund for the period ended February 28, 2018 were as follows:

Fund	Type of Transaction	August 31, 2017 Shares/Fair Value	Purchases	Sales	February 28, 2018 Shares/Fair Value	Dividend Income
The London Company Income Equity	Direct	$44,690,684	$232,031,000	$259,269,102	$17,452,582	$210,876
Zebra Small Cap Equity	Direct	672,167	34,780,660	34,317,165	1,135,662	7,066
Zebra Small Cap Equity	Securities Lending	428,665	3,987,057	4,234,354	181,368	N/A

36

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of February 28, 2018, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Zebra Small Cap Equity	$166,939	$181,368	$-	$181,368

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

37

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

The London Company Income Equity Fund did not hold any securities lending collateral as of the period ended February 28, 2018.

10.  Borrowing Arrangements

Effective November 16, 2017, the Funds, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $50 million with interest at a rate equal to the higher of (a) one-month London Inter-Bank Offered Rate (“LIBOR”) plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds will pay a commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

Effective November 16, 2017, the Funds, along with certain other Participating Funds managed by the Manager, entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate. The Uncommitted Line expires November 15, 2018 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended February 28, 2018, the Funds did not utilize this facility.

11.   Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,360,543	$22,954,559	4,274,282	$66,864,871
Reinvestment of dividends	125,011	2,081,189	294,910	4,594,135
Shares redeemed	(2,067,539)	(34,603,786)	(3,528,768)	(54,999,838)

Net increase (decrease) in shares outstanding	(581,985)	$(9,568,038)	1,040,424	$16,459,168

	Y Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	4,394,869	$73,291,933	16,994,776	$263,758,741
Reinvestment of dividends	174,999	2,894,781	403,309	6,261,848
Shares redeemed	(8,303,580)	(140,245,294)	(14,464,943)	(226,114,832)

Net increase (decrease) in shares outstanding	(3,733,712)	$(64,058,580)	2,933,142	$43,905,757

	Investor Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	807,216	$13,250,582	1,088,611	$16,697,410
Reinvestment of dividends	19,479	322,772	48,652	755,491
Shares redeemed	(1,013,804)	(17,202,322)	(1,074,630)	(16,707,261)

Net increase (decrease) in shares outstanding	(187,109)	$(3,628,968)	62,633	$745,640

38

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

	A Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	362,423	$6,003,865	1,642,756	$25,547,130
Reinvestment of dividends	28,456	466,439	88,521	1,367,347
Shares redeemed	(2,384,593)	(39,233,710)	(2,040,648)	(31,612,110)

Net (decrease) in shares outstanding	(1,993,714)	$(32,763,406)	(309,371)	$(4,697,633)

	C Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
The London Company Income Equity Fund	Shares	Amount	Shares	Amount
Shares sold	289,384	$4,787,753	1,771,458	$26,972,898
Reinvestment of dividends	17,464	283,446	51,940	796,929
Shares redeemed	(1,535,530)	(25,318,510)	(4,727,915)	(73,149,055)

Net (decrease) in shares outstanding	(1,228,682)	$(20,247,311)	(2,904,517)	$(45,379,228)

	Institutional Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	315,229	$5,487,267	165,603	$2,691,437
Reinvestment of dividends	38,165	630,864	1,201	19,221
Shares redeemed	(58,005)	(958,244)	(73,580)	(1,063,732)

Net increase in shares outstanding	295,389	$5,159,887	93,224	$1,646,926

	Y Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	1,552,922	$26,355,689	658,050	$10,271,125
Reinvestment of dividends	136,185	2,270,208	10,383	167,686
Shares redeemed	(293,378)	(4,899,058)	(289,896)	(4,614,186)

Net increase in shares outstanding	1,395,729	$23,726,839	378,537	$5,824,625

	Investor Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	50,692	$849,419	308,451	$4,853,543
Reinvestment of dividends	36,917	606,174	6,322	100,896
Shares redeemed	(330,204)	(5,687,543)	(182,190)	(2,832,374)

Net increase (decrease) in shares outstanding	(242,595)	$(4,231,950)	132,583	$2,122,065

	A Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	43,334	$734,746	247,176	$3,889,818
Reinvestment of dividends	18,307	300,783	3,631	57,984
Shares redeemed	(232,620)	(4,048,434)	(195,350)	(3,035,436)

Net increase (decrease) in shares outstanding	(170,979)	$(3,012,905)	55,457	$912,366

39

American Beacon FundsSM

Notes to Financial Statements

February 28, 2018 (Unaudited)

	C Class
	Six Months Ended February 28, 2018		Year Ended August 31, 2017
	(unaudited)
Zebra Small Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	19,838	$320,871	55,416	$844,216
Reinvestment of dividends	11,452	179,799	880	13,567
Shares redeemed	(24,857)	(395,975)	(48,027)	(721,159)

Net increase in shares outstanding	6,433	$104,695	8,269	$136,624

12.   Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

40

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended February 28, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$16.13		$15.25	$13.85	$14.12	$11.80	$10.49

Income (loss) from investment operations:
Net investment income	0.18		0.33	0.32	0.31	0.30	0.31
Net gains (losses) on investments (both realized and unrealized)	0.96		0.97	1.40	(0.14)	2.39	1.30

Total income (loss) from investment operations	1.14		1.30	1.72	0.17	2.69	1.61

Less distributions:
Dividends from net investment income	(0.17)		(0.32)	(0.32)	(0.32)	(0.28)	(0.29)
Distributions from net realized gains	–		(0.10)	–	(0.12)	(0.09)	(0.01)

Total distributions	(0.17)		(0.42)	(0.32)	(0.44)	(0.37)	(0.30)

Net asset value, end of period	$17.10		$16.13	$15.25	$13.85	$14.12	$11.80

Total returnA	7.13	%B	8.64%	12.57%	1.08%	23.13%	15.55%

Ratios and supplemental data:
Net assets, end of period	$226,206,511		$222,730,033	$194,708,612	$137,006,660	$58,277,396	$44,731,302
Ratios to average net assets:
Expenses, before reimbursements	0.73	%C	0.74%	0.75%	0.75%	0.82%	1.13%
Expenses, net of reimbursements	0.73	%C	0.74%	0.77%	0.79%	0.79%	0.79%
Net investment income, before expense reimbursements	2.10	%C	2.12%	2.32%	2.35%	2.31%	2.32%
Net investment income, net of reimbursements	2.10	%C	2.12%	2.30%	2.30%	2.33%	2.66%
Portfolio turnover rate	11	%B	14%	20%	15%	10%	15%

	Y Class
	Six Months Ended February 28, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$16.05		$15.17	$13.79	$14.06	$11.75	$10.49

Income (loss) from investment operations:
Net investment income	0.17		0.32	0.32	0.31	0.28	0.33
Net gains (losses) on investments (both realized and unrealized)	0.96		0.97	1.37	(0.15)	2.39	1.26

Total income (loss) from investment operations	1.13		1.29	1.69	0.16	2.67	1.59

Less distributions:
Dividends from net investment income	(0.17)		(0.31)	(0.31)	(0.31)	(0.27)	(0.32)
Distributions from net realized gains	–		(0.10)	–	(0.12)	(0.09)	(0.01)

Total distributions	(0.17)		(0.41)	(0.31)	(0.43)	(0.36)	(0.33)

Net asset value, end of period	$17.01		$16.05	$15.17	$13.79	$14.06	$11.75

Total returnA	7.07	%B	8.60%	12.42%	1.03%	23.05%	15.45%

Ratios and supplemental data:
Net assets, end of period	$640,054,549		$663,588,078	$582,952,334	$364,477,089	$122,714,756	$28,814,001
Ratios to average net assets:
Expenses, before reimbursements	0.79	%C	0.81%	0.82%	0.83%	0.89%	1.09%
Expenses, net of reimbursements	0.79	%C	0.81%	0.82%	0.84%	0.89%	0.89%
Net investment income, before expense reimbursements	2.02	%C	2.04%	2.24%	2.27%	2.24%	2.22%
Net investment income, net of reimbursements	2.02	%C	2.04%	2.24%	2.26%	2.25%	2.42%
Portfolio turnover rate	11	%B	14%	20%	15%	10%	15%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.

See accompanying notes

41

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended February 28, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$16.07		$15.19	$13.81	$14.08	$11.76	$10.48

Income (loss) from investment operations:
Net investment income	0.15		0.28	0.28	0.28	0.26	0.27
Net gains (losses) on investments (both realized and unrealized)	0.97		0.97	1.37	(0.17)	2.39	1.29

Total income (loss) from investment operations	1.12		1.25	1.65	0.11	2.65	1.56

Less distributions:
Dividends from net investment income	(0.15)		(0.27)	(0.27)	(0.26)	(0.24)	(0.27)
Distributions from net realized gains	–		(0.10)	–	(0.12)	(0.09)	(0.01)

Total distributions	(0.15)		(0.37)	(0.27)	(0.38)	(0.33)	(0.28)

Net asset value, end of period	$17.04		$16.07	$15.19	$13.81	$14.08	$11.76

Total returnA	6.99	%B	8.33%	12.13%	0.71%	22.83%	15.14%

Ratios and supplemental data:
Net assets, end of period	$30,630,847		$31,897,528	$29,208,149	$20,564,814	$16,549,654	$8,839,661
Ratios to average net assets:
Expenses, before reimbursements	1.05	%C	1.05%	1.06%	1.04%	1.06%	1.54%
Expenses, net of reimbursements	1.05	%C	1.05%	1.06%	1.16%	1.10%	1.17%
Net investment income, before expense reimbursements	1.78	%C	1.79%	2.01%	2.04%	2.06%	1.86%
Net investment income, net of reimbursements	1.78	%C	1.79%	2.01%	1.93%	2.02%	2.23%
Portfolio turnover rate	11	%B	14%	20%	15%	10%	15%

	A Class
	Six Months Ended February 28, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$15.98		$15.11	$13.73	$14.00	$11.70	$10.47

Income (loss) from investment operations:
Net investment income	0.15		0.27	0.27	0.27	0.24	0.31
Net gains (losses) on investments (both realized and unrealized)	0.96		0.96	1.38	(0.16)	2.37	1.23

Total income (loss) from investment operations	1.11		1.23	1.65	0.11	2.61	1.54

Less distributions:
Dividends from net investment income	(0.15)		(0.26)	(0.27)	(0.26)	(0.22)	(0.30)
Distributions from net realized gains	–		(0.10)	–	(0.12)	(0.09)	(0.01)

Total distributions	(0.15)		(0.36)	(0.27)	(0.38)	(0.31)	(0.31)

Net asset value, end of period	$16.94		$15.98	$15.11	$13.73	$14.00	$11.70

Total returnA	6.95	%B	8.24%	12.14%	0.71%	22.58%	14.99%

Ratios and supplemental data:
Net assets, end of period	$67,173,656		$95,206,378	$94,705,221	$72,363,106	$31,579,315	$12,108,558
Ratios to average net assets:
Expenses, before reimbursements	1.06	%C	1.12%	1.13%	1.13%	1.28%	1.59%
Expenses, net of reimbursements	1.06	%C	1.12%	1.13%	1.17%	1.27%	1.29%
Net investment income, before expense reimbursements	1.73	%C	1.73%	1.94%	1.96%	1.85%	1.93%
Net investment income, net of reimbursements	1.73	%C	1.73%	1.94%	1.92%	1.86%	2.23%
Portfolio turnover rate	11	%B	14%	20%	15%	10%	15%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.

See accompanying notes

42

American Beacon The London Company Income Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended February 28, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$15.87		$15.01	$13.65	$13.93	$11.66	$10.46

Income (loss) from investment operations:
Net investment income	0.08		0.15	0.17	0.18	0.15	0.24
Net gains (losses) on investments (both realized and unrealized)	0.95		0.96	1.36	(0.17)	2.35	1.21

Total income (loss) from investment operations	1.03		1.11	1.53	0.01	2.50	1.45

Less distributions:
Dividends from net investment income	(0.08)		(0.15)	(0.17)	(0.17)	(0.14)	(0.24)
Distributions from net realized gains	–		(0.10)	–	(0.12)	(0.09)	(0.01)

Total distributions	(0.08)		(0.25)	(0.17)	(0.29)	(0.23)	(0.25)

Net asset value, end of period	$16.82		$15.87	$15.01	$13.65	$13.93	$11.66

Total returnA	6.52	%B	7.42%	11.28%	(0.04)%	21.69%	14.05%

Ratios and supplemental data:
Net assets, end of period	$138,200,094		$149,848,432	$185,308,648	$122,804,166	$46,638,516	$8,015,463
Ratios to average net assets:
Expenses, before reimbursements	1.84	%C	1.86%	1.87%	1.88%	2.02%	2.26%
Expenses, net of reimbursements	1.84	%C	1.86%	1.87%	1.89%	2.01%	2.04%
Net investment income, before expense reimbursements	0.97	%C	0.97%	1.20%	1.22%	1.11%	1.09%
Net investment income, net of reimbursements	0.97	%C	0.97%	1.20%	1.21%	1.12%	1.31%
Portfolio turnover rate	11	%B	14%	20%	15%	10%	15%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.

See accompanying notes

43

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended February 28, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$16.04		$14.07	$14.21	$14.36	$13.66	$12.40

Income (loss) from investment operations:
Net investment income	0.07		0.24	0.18	0.13	0.14	0.46
Net gains (losses) on investments (both realized and unrealized)	0.91		1.90	1.15	(0.03)	2.12	2.79

Total income (loss) from investment operations	0.98		2.14	1.33	0.10	2.26	3.25

Less distributions:
Dividends from net investment income	(0.03)		(0.17)	(0.06)	(0.04)	–	(1.17)
Distributions from net realized gains	(1.24)		–	(1.41)	(0.21)	(1.56)	(0.82)

Total distributions	(1.27)		(0.17)	(1.47)	(0.25)	(1.56)	(1.99)

Net asset value, end of period	$15.75		$16.04	$14.07	$14.21	$14.36	$13.66

Total returnA	5.73	%B	15.25%	10.46%	0.68%	16.67%	29.81%

Ratios and supplemental data:
Net assets, end of period	$8,698,310		$4,122,461	$2,305,284	$1,764,526	$1,606,024	$1,522,235
Ratios to average net assets:
Expenses, before reimbursements	1.25	%C	1.36%	1.53%	1.56%	1.64%	2.77%
Expenses, net of reimbursementsD	0.89	%C	0.89%	0.89%	1.00%	0.99%	0.99%
Net investment income (loss), before expense reimbursements	0.38	%C	0.80%	0.34%	0.17%	0.33%	(0.28)%
Net investment income, net of reimbursements	0.73	%C	1.26%	0.97%	0.73%	0.99%	1.50%
Portfolio turnover rate	28	%B	77%	50%	97%	76%	89%

	Y Class
	Six Months Ended February 28, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$16.17		$14.20	$14.33	$14.50	$13.79	$12.46

Income (loss) from investment operations:
Net investment income	0.04		0.15	0.12	0.10	0.56	0.37
Net gains (losses) on investments (both realized and unrealized)	0.93		1.99	1.22	(0.02)	1.71	2.89

Total income (loss) from investment operations	0.97		2.14	1.34	0.08	2.27	3.26

Less distributions:
Dividends from net investment income	(0.03)		(0.17)	(0.06)	(0.04)	–	(1.11)
Distributions from net realized gains	(1.24)		–	(1.41)	(0.21)	(1.56)	(0.82)

Total distributions	(1.27)		(0.17)	(1.47)	(0.25)	(1.56)	(1.93)

Net asset value, end of period	$15.87		$16.17	$14.20	$14.33	$14.50	$13.79

Total returnA	5.62	%B	15.11%	10.44%	0.54%	16.59%	29.65%

Ratios and supplemental data:
Net assets, end of period	$40,440,274		$18,631,514	$10,988,456	$9,795,860	$8,168,361	$1,693,046
Ratios to average net assets:
Expenses, before reimbursements	1.26	%C	1.41%	1.58%	1.61%	1.65%	2.79%
Expenses, net of reimbursementsD	1.00	%C	0.99%	0.99%	1.10%	1.09%	1.09%
Net investment income (loss), before expense reimbursements	0.37	%C	0.54%	0.28%	0.12%	0.19%	(0.23)%
Net investment income, net of reimbursements	0.64	%C	0.96%	0.87%	0.64%	0.75%	1.47%
Portfolio turnover rate	28	%B	77%	50%	97%	76%	89%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

44

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended February 28, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$15.95		$14.05	$14.22	$14.39	$13.73	$12.44

Income (loss) from investment operations:
Net investment income (loss)	(0.03)		0.14	0.28	0.01	0.10	0.53
Net gains on investments (both realized and unrealized)	0.96		1.93	1.00	0.04	2.12	2.68

Total income (loss) from investment operations	0.93		2.07	1.28	0.05	2.26	3.21

Less distributions:
Dividends from net investment income	(0.02)		(0.17)	(0.04)	(0.01)	–	(1.10)
Distributions from net realized gains	(1.24)		–	(1.41)	(0.21)	(1.56)	(0.82)

Total distributions	(1.26)		(0.17)	(1.45)	(0.22)	(1.56)	(1.92)

Net asset value, end of period	$15.62		$15.95	$14.05	$14.22	$14.39	$13.73

Total returnA	5.46	%B	14.77%	10.07%	0.29%	16.27%	29.30%

Ratios and supplemental data:
Net assets, end of period	$6,757,372		$10,766,976	$7,620,538	$2,573,002	$3,003,670	$3,301,901
Ratios to average net assets:
Expenses, before reimbursements	1.43	%C	1.58%	1.74%	1.82%	1.86%	3.07%
Expenses, net of reimbursementsD	1.28	%C	1.27%	1.27%	1.37%	1.37%	1.37%
Net investment income (loss), before expense reimbursements	0.16	%C	0.41%	0.09%	(0.12)%	0.15%	(0.60)%
Net investment income, net of reimbursements	0.31	%C	0.72%	0.56%	0.33%	0.64%	1.11%
Portfolio turnover rate	28	%B	77%	50%	97%	76%	89%

	A Class
	Six Months Ended February 28, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$15.96		$14.06	$14.22	$14.40	$13.75	$12.46

Income (loss) from investment operations:
Net investment income (loss)	(0.11)		0.16	0.10	0.05	0.48	0.18
Net gains on investments (both realized and unrealized)	1.05		1.91	1.18	0.00	1.73	3.02

Total income (loss) from investment operations	0.94		2.07	1.28	0.05	2.21	3.20

Less distributions:
Dividends from net investment income	(0.02)		(0.17)	(0.03)	(0.02)	–	(1.09)
Distributions from net realized gains	(1.24)		–	(1.41)	(0.21)	(1.56)	(0.82)

Total distributions	(1.26)		(0.17)	(1.44)	(0.23)	(1.56)	(1.91)

Net asset value, end of period	$15.64		$15.96	$14.06	$14.22	$14.40	$13.75

Total returnA	5.50	%B	14.76%	10.04%	0.29%	16.17%	29.07%

Ratios and supplemental data:
Net assets, end of period	$3,991,337		$6,801,568	$5,212,114	$4,797,155	$4,894,024	$2,080,892
Ratios to average net assets:
Expenses, before reimbursements	1.58	%C	1.73%	1.90%	1.94%	2.05%	3.22%
Expenses, net of reimbursementsD	1.30	%C	1.29%	1.29%	1.40%	1.47%	1.49%
Net investment income (loss), before expense reimbursements	(0.01	)%C	0.28%	(0.04)%	(0.21)%	(0.14)%	(0.62)%
Net investment income, net of reimbursements	0.27	%C	0.71%	0.57%	0.33%	0.45%	1.11%
Portfolio turnover rate	28	%B	77%	50%	97%	76%	89%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

45

American Beacon Zebra Small Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended February 28, 2018		Year Ended August 31,
			2017	2016	2015	2014	2013

	(unaudited)
Net asset value, beginning of period	$15.32		$13.53	$13.81	$14.08	$13.57	$12.28

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		0.03	0.10	(0.07)	0.33	0.24
Net gains on investments (both realized and unrealized)	0.86		1.86	1.03	0.01	1.74	2.84

Total income (loss) from investment operations	0.84		1.89	1.13	(0.06)	2.07	3.08

Less distributions:
Dividends from net investment income	–		(0.10)	–	–	–	(0.97)
Distributions from net realized gains	(1.24)		–	(1.41)	(0.21)	(1.56)	(0.82)

Total distributions	(1.24)		(0.10)	(1.41)	(0.21)	(1.56)	(1.79)

Net asset value, end of period	$14.92		$15.32	$13.53	$13.81	$14.08	$13.57

Total returnA	5.07	%B	13.97%	9.17%	(0.48)%	15.29%	28.20%

Ratios and supplemental data:
Net assets, end of period	$2,246,047		$2,207,090	$1,838,434	$1,398,217	$1,468,876	$695,075
Ratios to average net assets:
Expenses, before reimbursements	2.32	%C	2.47%	2.65%	2.69%	2.81%	3.95%
Expenses, net of reimbursementsD	2.05	%C	2.04%	2.04%	2.15%	2.22%	2.24%
Net investment (loss), before expense reimbursements	(0.72	)%C	(0.42)%	(0.78)%	(0.96)%	(0.89)%	(1.38)%
Net investment income (loss), net of reimbursements	(0.44	)%C	0.01%	(0.18)%	(0.41)%	(0.30)%	0.33%
Portfolio turnover rate	28	%B	77%	50%	97%	76%	89%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.
D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

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48

Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC- 0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month for the London Company Income Equity Fund and sixty days after the end of each quarter for the Zebra Small Cap Equity Fund.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon The London Company Income Equity Fund, and American Beacon Zebra Small Cap Equity Fund are service marks of American Beacon Advisors, Inc.

SAR 2/18

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds

Date: May 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds

Date: May 8, 2018

By /s/ Melinda G. Heika

Melinda G. Heika
Treasurer
American Beacon Funds

Date: May 8, 2018